As filed with the Securities and Exchange Commission on April 23, 2013

Registration No. 333-48300

811-07697

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 29

and

REGISTRATION STATEMENT UNDER	☒
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 42

NYLIAC CORPORATE SPONSORED VARIABLE

UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Laura M. Bramson, Esq.

New York Life Insurance and Annuity Corporation

1 Rockwood Road

Sleepy Hollow, New York 10591

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President, Deputy General Counsel
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☑ on May 1, 2013, pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

☐ on                      pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

CorpExec VUL II-V

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2013

A flexible premium corporate sponsored variable life insurance policy offered to individuals under

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This prospectus describes four policy series of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies: CorpExec VUL II, CorpExec VUL III, CorpExec VUL IV & CorpExec VUL V. New policies are no longer offered under these four policy Series. Unless otherwise indicated, all information in this Prospectus pertains to all policy series.

Please use the following addresses to send policy premium payments and service requests to us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway,

Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

2

3

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of NYLIAC Corporate Executive Series Variable Universal Life Insurance (“CorpExec VUL”). Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the amount in and performance of each Investment Division in the Separate Account;

•	the amount in and the interest credited on the amount held in the Fixed Account; and

•	the interest rate credited on amounts held in the Loan Account, if any.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

Liquidity Through Loans

Using the policy as sole security, you may make a request to borrow any amount up to the loan value of the policy.

Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Value less any Policy Debt.

Liquidity Through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, the Alternate Cash Surrender Value, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below our minimum amount, we reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and sent to the Service Office address noted on the first page of this prospectus. (See “Partial Withdrawals and Surrenders—Partial Withdrawals”.)

Allocation Alternatives

After we deduct the sales expense, state premium tax, and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 97 Allocation Alternatives. Certain policies can allocate among up to 35 Allocation Alternatives; please contact us for more information. The

4

Allocation Alternatives consist of 96 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request, in a form acceptable to us, to the Service Office address noted on the first page of this prospectus. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the face amount of your term insurance rider rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan to best meet your needs. These options allow you to determine how the death benefit will be calculated.

•

Option 1—a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 2—a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 3—a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 100, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations: Life Insurance Status of Policy, and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

Optional Riders

CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and Level Term Rider. These riders have costs associated with them.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only

5

NYLIAC’s General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force.

Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was the first purchased) under certain circumstances. See “Termination and Reinstatement—Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

6

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. However, we may permit, in certain limited circumstances; transfer requests to be submitted by fax transmission (see “Limits on Transfers” for more information). We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors

An underlying Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Limits on Transfers” for more information on the risks of frequent trading.)

7

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.

CorpExec VUL II:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 13.75% of premiums paid(1) Guaranteed Maximum: 14% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2 % of premiums paid Guaranteed Maximum: 2 % of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments made over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

8

CorpExec VUL III and CorpExec VUL IV:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 10.75% of premiums paid(1) Guaranteed Maximum: 14% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: None Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2% of premiums paid Guaranteed Maximum: 2% of premiums paid, subject to tax law changes

State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid Guaranteed Maximum: 2% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

9

CorpExec VUL V:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid(1) Guaranteed Maximum: 14% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.00% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(5) Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments over the Target Premium are reduced to 0.00% in Policy Years 2 and beyond.
(4)	Current state premium taxes for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
(5)	Current federal premium taxes for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

10

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES(A)

Charge	When Charge Is Deducted	Amount Deducted

Cost of Insurance Charge(1)	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $90.90 per $1,000 of Net Amount at Risk(2)

Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day applied to Age 100

CorpExec VUL II:

Current: $5.00 ($60.00 annually)

Guaranteed Maximum: $9.00 ($108 annually)

CorpExec VUL III, IV, and V:

Current: $0.00 Policy Year 1, $5.00 thereafter ($60 annually)

Guaranteed Maximum: $9.00 ($108 annually)

Mortality and Expense Risk Charge	Daily Monthly

CorpExec VUL II:

Current: Annual Rate of 0.25% of net asset value

Guaranteed Maximum: 0.90% of net asset value

CorpExec VUL III and IV:

Current: Annual rate of 0.25% of the separate account value Policy Year 1, 0.45% of separate account value in Policy Years 2-25, 0.25% of separate account value thereafter.

Guaranteed Maximum: 0.90% of separate account value

CorpExec VUL V:

Current: Annual Rate of 0.50% of separate account value Policy Years 1-10; 0.25% of separate account value thereafter

Guaranteed Maximum: 0.90% of separate account value

Riders Supplementary Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of term insurance benefit.

Guaranteed Minimum: $0.08 per $1,000 of term insurance benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of term insurance benefit.

Level Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of term insurance benefit.

Guaranteed Minimum: $0.08 per $1,000 of term insurance face amount.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of term insurance face amount.

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% Guaranteed Maximum: 6.00%

(A)	Unless otherwise noted, the charges below apply to CEVUL II, III, IV and V.
(1)	This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2)	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.

11

The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2012. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1,2]

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	4.73%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2012. This information is provided by the Funds and their agents. The information is based on 2012 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees 12b-1 fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the tables below and in prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expenses
Fidelity® VIP Freedom 2010 — Initial Class	N/A	N/A	0.00%	0.56%	0.56%
Fidelity® VIP Freedom 2020 — Initial Class	N/A	N/A	0.00%	0.59%	0.59%
Fidelity® VIP Freedom 2030 — Initial Class	N/A	N/A	0.00%	0.65%	0.65%
Fidelity® VIP Freedom 2040 — Initial Class	N/A	N/A	0.00%	0.68%	0.68%
TOPS™ Aggressive Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.22%	0.67%
TOPS™ Balanced ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.26%	0.71%
TOPS™ Capital Preservation ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%
TOPS™ Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%
TOPS™ Moderate Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.26%	0.71%
TOPS™ Managed Risk Balanced ETF Portfolio — Class 2 Shares (formerly TOPS™ Protected Balanced ETF Portfolio)	0.30%	0.25%	0.10%	0.26%	0.91%
TOPS™ Managed Risk Growth ETF Portfolio — Class 2 Shares (formerly TOPS™ Protected Growth ETF Portfolio)	0.30%	0.25%	0.10%	0.24%	0.89%
TOPS™ Managed Risk Moderate Growth ETF Portfolio — Class 2 Shares (formerly TOPS™ Protected Moderate Growth ETF Portfolio)	0.30%	0.25%	0.10%	0.26%	0.91%

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2012, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2012 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Fund	Management Fees		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
MainStay VP Bond — Initial Class	0.49%		0.00%	0.04%	0.53%
MainStay VP Cash Management	0.44%		0.00%	0.03%	0.47%
MainStay VP Common Stock — Initial Class	0.55%		0.00%	0.04%	0.59%
MainStay VP Convertible — Initial Class	0.60%		0.00%	0.04%	0.64%
MainStay VP Cornerstone Growth — Initial Class (formerly MainStay VP Growth Equity)	0.70%		0.00%	0.04%	0.74%
MainStay VP DFA / DuPont Capital Emerging Markets Equity — Initial Class	1.20	%(a)	0.00%	0.23%	1.43	%(b)
MainStay VP Eagle Small Cap Growth — Initial Class	0.81	%(c)	0.00%	0.05%	0.86	%(d)
MainStay VP Floating Rate — Initial Class	0.60%		0.00%	0.05%	0.65%

12

Fund	Management Fees		Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expenses(#)
MainStay VP Government — Initial Class	0.50%		0.00%	0.04%		0.54%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%		0.00%	0.03%		0.59%
MainStay VP ICAP Select Equity — Initial Class	0.76%		0.00%	0.03%		0.79%
MainStay VP International Equity — Initial Class	0.89%		0.00%	0.06%		0.95%
MainStay VP Janus Balanced — Initial Class	0.55	%(e)	0.00%	0.04%		0.59	%(f)
MainStay VP Large Cap Growth – Initial Class	0.74%		0.00%	0.04%		0.78%
MainStay VP MFS® Utilities — Initial Class	0.73	%(g)	0.00%	0.07%		0.80	%(h)
MainStay VP Mid Cap Core — Initial Class	0.85%		0.00%	0.05%		0.90	%(i)
MainStay VP S&P 500 Index — Initial Class	0.25%		0.00%	0.04%		0.29%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.80	%(j)	0.00%	0.04%		0.84	%(k)
MainStay VP U.S. Small Cap — Initial Class	0.79%		0.00%	0.04%		0.83%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89	%(l)	0.00%	0.05%		0.94	%(m)
Alger SMidCap Growth Portfolio — Class I-2 Shares	0.81%		0.00%	0.27%		1.08	%(n)
AllianceBernstein® VPS Small/Mid Cap Value Portfolio — Class A	0.75%		0.00%	0.07%		0.82%
American Century VP Inflation Protection Fund — Class II	0.47%		0.25%	0.01%		0.73%
American Century VP Value — Class II	0.87%		0.25%	0.01%		1.13%
American Funds Asset Allocation Fund — Class 2	0.29%		0.25%	0.02%		0.56%
American Funds Global Growth Fund — Class 1	0.53%		0.00%	0.03%		0.56%
American Funds Global Small Capitalization Fund — Class 2	0.71%		0.25%	0.04%		1.00%
American Funds Growth Fund — Class 2	0.33%		0.25%	0.02%		0.60%
American Funds Growth-Income Fund — Class 2	0.27%		0.25%	0.02%		0.54%
American Funds International Fund — Class 2	0.50%		0.25%	0.04%		0.79%
Davis Value Portfolio	0.55%		0.00%	0.09%		0.64%
Delaware VIP® International Value Equity Series — Standard Class	0.85%		0.00%	0.22%		1.07%
Delaware VIP® Small Cap Value Series – Standard Class	0.73%		0.00%	0.08%		0.81%
Dreyfus IP Technology Growth Portfolio — Initial Class	0.75%		0.00%	0.08%		0.83%
DWS Global Small Cap Growth VIP — Class A Shares	0.89%		0.00%	0.22%		1.11	%(o)
DWS Small Cap Index VIP — Class A Shares	0.35%		0.00%	0.20%		0.55	%(p)
DWS Small Mid Cap Value VIP — Class A Shares (formerly DWS Dreman Small Mid Cap Value VIP)	0.65%		0.00%	0.17%		0.82%
Fidelity® VIP Contrafund®— Initial Class	0.56%		0.00%	0.08%		0.64%
Fidelity® VIP Equity Income Portfolio — Initial Class	0.46%		0.00%	0.10%		0.56	%(q)
Fidelity® VIP Growth — Initial Class	0.56%		0.00%	0.10%		0.66%
Fidelity® VIP Index 500 — Initial Class	0.045%		0.00%	0.055%		0.10%
Fidelity® VIP Investment Grade Bond — Initial Class	0.31%		0.00%	0.11%		0.42%
Fidelity® VIP Mid Cap — Initial Class	0.56%		0.00%	0.09%		0.65%
Fidelity® VIP Money Market — Initial Class	0.17%		0.00%	0.09%		0.26%
Fidelity® VIP Overseas — Initial Class	0.71%		0.00%	0.14%		0.85%
Fidelity® VIP Value Leaders — Initial Class	0.56%		0.00%	0.54%		1.10%
Fidelity® VIP Value Strategies — Service Class 2	0.56%		0.25%	0.13%		0.94%
ING Russell Mid Cap Index Portfolio – Class I	0.31%		0.00%	0.13	%(q)	0.45	%(r)
Invesco V.I. American Value Fund — Series I Shares (formerly Invesco Van Kampen V.I. American Value Fund)	0.72%		0.00%	0.28%		1.00%
Invesco V.I. Global Real Estate Fund — Series I Shares	0.75%		0.00%	0.39%		1.14	%(s)
Invesco V.I. International Growth Fund — Series I	0.71%		0.00%	0.30%		1.01%
Invesco V.I. Mid Cap Core Equity Fund — Series I Shares	0.73%		0.00%	0.32%		1.05	%(t)
Janus Aspen Enterprise Portfolio — Institutional Shares	0.64%		0.00%	0.05%		0.69%

13

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expenses(#)
Janus Aspen Forty Portfolio — Institutional Shares	0.49%	0.00%	0.06%		0.55%
Janus Aspen Global Research Portfolio — Institutional Class (formerly Janus Aspen Worldwide Portfolio)	0.49%	0.00%	0.06%		0.55%
Lazard Retirement International Equity Portfolio – Service Shares	0.75%	0.25%	0.10%		1.10%
Lord Abbett Series—Mid Cap Stock Portfolio	0.75%	0.00%	0.41%		1.16%
LVIP Baron Growth Opportunities Fund — Service Class	1.00%	0.25%	0.08%		1.33	%(u)
LVIP SSgA Bond Index Fund – Standard Class	0.40%	0.00%	0.09%		0.49	%(v)
LVIP SSgA Developed International 150 Fund – Standard Class	0.75%	0.00%	0.10%		0.85	%(w)
LVIP SSgA Emerging Markets 100 Fund – Standard Class	1.09%	0.00%	0.16%		1.25	%(x)
LVIP SSgA International Index Fund – Standard Class	0.40%	0.00%	0.14%		0.54	%(y)
MFS® Global Tactical Allocation Portfolio — Initial Class	0.70%	0.00%	0.06%		0.76%
MFS® International Value Portfolio — Initial Class	0.90%	0.00%	0.08%		0.98%
MFS® Value Series — Initial Class	0.72%	0.00%	0.06%		0.78%
Neuberger Berman AMT Large Cap Value Portfolio — Class I Shares	0.85%	0.00%	0.30%		1.15%
Oppenheimer Capital Appreciation Fund/VA — Non-Service Shares	0.69%	0.00%	0.12%		0.81	%(z)
PIMCO VIT Global Bond Portfolio (Unhedged) — Administrative Class Shares	0.75%	0.15%	0.01%		0.91%
PIMCO VIT High Yield Portfolio — Administrative Class Shares	0.60%	0.15%	0.00%		0.75%
PIMCO VIT Long-Term U.S. Government Portfolio — Administrative Class Shares	0.475%	0.15%	0.04%		0.665%
PIMCO VIT Low Duration Portfolio — Administrative Class Shares	0.50%	0.15%	0.00%		0.65%
PIMCO VIT Real Return Portfolio — Administrative Class Shares	0.50%	0.15%	0.05%		0.70%
PIMCO VIT Total Return Portfolio — Administrative Class Shares	0.50%	0.15%	0.00%		0.65%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%	0.10%		1.35%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	0.00%		0.85%
T. Rowe Price Equity Index 500 Portfolio	0.40%	0.00%	0.00%		0.40%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	0.00%		1.05%
T. Rowe Price Limited-Term Bond Portfolio	0.70%	0.00%	0.01%		0.71%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	0.00%		0.85%
T. Rowe Price Personal Strategy Balanced Portfolio	0.90%	0.00%	0.13	%(aa)	1.03	%(bb)
UIF Emerging Markets Debt Portfolio — Class I	0.75%	0.00%	0.30%		1.05%
UIF U.S. Real Estate Portfolio — Class I	0.80%	0.00%	0.30%		1.10%
Van Eck VIP Multi-Manager Alternatives Fund – Initial Class	1.42%	0.00%	3.31%		4.73	%(cc)
Van Eck VIP Unconstrained Emerging Markets Bond Fund – Initial Class (formerly Van Eck VIP Global Bond Fund–Initial Class)	1.00%	0.00%	0.18%		1.18	%(dd)

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2012 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(a)	The management fee is 1.20% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 1.20% on assets up to $1 billion; and 1.19% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(c)	The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying)

14

fund fees and expenses) do not exceed 0.95% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(e)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1 billion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.58% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date.
(g)	The management fee is 0.73% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.73% on assets up to $1 billion; and 0.70% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.81% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(i)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.84%. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(j)	The management fee is as follows: 0.80% on assets up to $500 million; and 0.775% on assets over $500 million. New York Life Investments has contractually agreed to waive its management fee to 0.75% on assets up to $500 million; and 0.725% on assets over $500 million. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(k)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.85% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(l)	The management fee is 0.89% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.89% on assets up to $1 billion; and 0.88% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(m)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.97% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(n)	The Manager has contractually agreed to reimburse expenses through April 30, 2014 to the extent necessary to limit the Portfolio’s annual operating expenses to 0.99% of the Portfolio’s average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated.
(o)	Through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.49% for Class A and 0.74% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(p)	Through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.94% for Class A and 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(q)	Includes 0.01% acquired fund fees and expenses.
(r)	ING Investments, LLC is contractually obligated to limit expenses to 0.43% through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.
(s)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Series I shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
(t)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Series I shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
(u)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 1.04% of the Fund’s average daily net assets for the Standard Class (and 1.29% for the Service Class). The agreement will continue at least through April 30,2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(v)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% on the first $500 million of the Fund’s average daily net assets and 0.12% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue at least through April 30,2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(w)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.35% on the first $100 million of the Fund’s average daily net assets and 0.43% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(x)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.69% on the first $100 million of the Fund’s average daily net assets and 0.76% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

15

(y)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(z)	The management has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares.
(aa)	Includes Fee Waiver of 0.13%.
(bb)	T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.
(cc)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.00% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(dd)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

16

DEFINITIONS

Accumulation Unit: An accounting unit we use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 96 Investment Divisions of the Separate Account and the Fixed Account. Generally, policyowners may invest in a total of 20 Allocation Alternatives at any one time, but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value: The Cash Value of the policy plus the value of the Deferred Premium Load Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An Internal Revenue Service (“IRS”) test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Deferred Premium Load Account: An account representing a portion of the cumulative Sales Expense Charge, State Premium Tax Charge, and Federal Premium Tax Charge collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The initial face amount of the policy shown on the Policy Data Page, plus or minus any changes made to the initial face amount. The initial value of the term insurance benefit provided through the Supplementary Term Rider may be referred to as the Term Face Amount.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

17

Issue Date: The date we issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Monthly Deduction Day (CorpExec VUL II): The date as of which we deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Monthly Deduction Day (CorpExec VUL III/IV/V): The date as of which we deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Premium: Premium you pay less the sales expense, state premium tax, and federal premium tax charges.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the Insured died while the policy is in effect.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Portfolios: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

Target Premium: An amount used to determine the Sales Expense Charge that is based on the Face Amount.

We, Us, or NYLIAC: New York Life Insurance and Annuity Corporation

18

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation (“NYLIAC”)

(a wholly owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load (“DPL”) Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also see the State Variations section of this prospectus for a summary of certain state variations to the policy’s free look provision.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

19

The Separate Account currently consists of 110 Investment Divisions and 96 are available under a policy. Generally, you may invest in a total of 20 Allocation Alternatives at any one time. (Certain policies can allocate among 35 Allocation Alternatives; contact us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically we reserve the right to:

•	add or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance. This rate will never be less than 3% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

CorpExec VUL IV Only:

We also offer an enhanced current Fixed Account interest crediting rate for Plans where the aggregate premium allocated to the Fixed Account for policies owned under such a Plan is $5,000,000 or more on the Plan issue date. Policies will also qualify for this enhancement if, on the Plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

The qualification date for each policy under the Plan for the enhanced current Fixed Account interest crediting rate is the Plan anniversary date. Some policy anniversary dates may differ from the Plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective

20

anniversary based upon the qualification of the Plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Years	9-10	0.60%
Policy Year	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

CorpExec VUL V Only:

For Plans with assets allocated to the Fixed Account, We offer an enhanced current Fixed Account interest crediting rate.

The current Fixed Account crediting rate is increased by the following rates:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Year	9-10	0.60%
Policy Years	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

HOW TO REACH US FOR POLICY SERVICES

You may reach us at our Service Office address listed on the first page of this prospectus.

All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests

21

of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses found at the end of this prospectus. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

22

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

MainStay VP Funds Trust: MainStay VP Bond—Initial Class	New York Life Investments	• Seeks total return.

MainStay VP Cash Management	New York Life Investments	• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	Subadvisor: Cornerstone Capital Management Holdings LLC (“CCM”)	• Seeks long-term growth of capital.

MainStay VP Convertible—Initial Class	Subadviser: MacKay Shields LLC (“MacKay”)	• Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth —Initial Class (formerly MainStay VP Growth Equity)	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP DFA / DuPont Capital Emerging Markets Equity—Initial Class	Subadvisor: Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”)	• Seeks long-term capital appreciation.

MainStay VP Eagle Small Cap Growth—Initial Class	Subadvisor: Eagle Asset Management Inc.	• Seeks long-term capital appreciation.

MainStay VP Floating Rate—Initial Class	New York Life Investments	• Seeks high current income.

MainStay VP Government—Initial Class	Subadvisor: MacKay	• Seeks current income.

MainStay VP High Yield Corporate Bond—Initial Class	Subadvisor: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	Subadvisor: Institutional Capital LLC (“ICAP”)	• Seeks total return.

MainStay VP International Equity—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP Janus Balanced–Initial Class	Subadvisor: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	Subadvisor: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.

MainStay VP MFS Utilities—Initial Class	Subadvisor: Massachusetts Financial Services Company	• Seeks total return.

MainStay VP Mid Cap Core—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP S&P 500 Index—Initial Class	Subadvisor: CCM	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP T. Rowe Price Equity Income—Initial Class	Subadvisor: T. Rowe Price Associates, Inc.	• Seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

MainStay VP U.S. Small Cap—Initial Class	Subadvisor: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Van Eck Global Hard Assets—Initial Class	Subadvisor: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares (formerly Invesco Van Kampen V.I. American Value Fund)	Invesco Advisers, Inc.	• The fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Global Real Estate Fund—Series I Shares	Subadviser: Invesco Asset Management Limited	• The fund’s investment objective is total return through growth of capital and current income.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	• The fund’s investment objective is long-term growth of capital.

23

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Invesco Advisers, Inc.	• The fund’s investment objective is long-term growth of capital.

The Alger Portfolios Alger SMidCap Growth Portfolio—Class I-2 Shares	Fred Alger Management, Inc.	• Seeks long-term capital appreciation by focusing on smallcap or midcap companies that the Manager believes demonstrate promising growth potential.

AllianceBernstein® Variable Products Series Fund, Inc. AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein L.P.	• Seeks long-term growth of capital.

American Century Variable Portfolios, Inc. American Century VP Inflation Protection —Class II Shares	American Century Investment Management, Inc.	• Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century VP Value—Class II Shares		• Seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series® American Funds Asset Allocation Fund—Class 2	Capital Research and Management Company (“CRMC”)	• High total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Growth Fund—Class 1		• Long-term growth of capital.

American Funds Global Small Capitalization Fund—Class 2		• Long-term growth of capital.

American Funds Growth Fund—Class 2		• Growth of capital.

American Funds Growth-Income Fund—Class 2		• Long-term growth of capital and income.

American Funds International Fund—Class 2		• Long-term growth of capital.

Davis Variable Account Fund, Inc. Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	• Seeks long-term growth of capital.

Delaware VIP® Trust Delaware VIP® International Value Equity Series—Standard Class	Delaware Management Company	• Seeks long-term growth without undue risk to principal.

Delaware VIP® Small Cap Value Series—Standard Class		• Seeks capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Class	The Dreyfus Corporation	• The portfolio seeks capital appreciation.

DWS Investments VIT Funds DWS Small Cap Index VIP—Class A Shares	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	• The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

DWS Variable Series I DWS Global Small Cap Growth VIP—Class A Shares	Deutsche Investment Management Americas Inc.	• The fund seeks above-average capital appreciation over the long term.

DWS Variable Series II: DWS Small Mid Cap Value VIP—Class A (formerly DWS Dreman Small Mid Cap Value VIP)	Deutsche Investment Management Americas Inc. Subadviser: Dreman Value Management L.L.C.	• The fund seeks long-term capital appreciation.

Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	• Seeks long-term capital appreciation.

Fidelity® VIP Equity Income Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers

•        Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Growth Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks to achieve capital appreciation.

24

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Fidelity® VIP Index 500 Portfolio—Initial Class	Subadvisers: FMRC and Geode Capital Management, LLC	• Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Subadvisers: FMRC and Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers	• Seeks as high a level of current income as is consistent with the preservation of capital.

Fidelity® VIP Mid-Cap Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.

Fidelity® VIP Money Market Portfolio—Initial Class	Subadvisers: FIMM and other investment advisers	• Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity® VIP Overseas Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.

Fidelity® VIP Value Leaders Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.

Fidelity® VIP Value Strategies Portfolio—Service Class 2	Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.

Fidelity® Variable Insurance Products Freedom Funds Fidelity® VIP Freedom 2010 Portfolio—Initial Class	Strategic Advisers, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class		• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class		• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class		• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

ING Variable Portfolios, Inc. ING Russell™ Mid Cap Index Portfolio—I	ING Investments, LLC Subadvisers: ING Investment Management Co.	• Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

Janus Aspen Series Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.

Janus Aspen Forty Portfolio—Institutional Shares		• Seeks long-term growth of capital.

Janus Aspen Global Research Portfolio—Institutional Class (formerly Janus Aspen Worldwide Portfolio)		• Seeks long-term growth of capital.

Lazard Retirement Series Lazard Retirement International Equity Portfolio – Service Class	Lazard Asset Management LLC	• Seeks long-term capital appreciation.

Lincoln Variable Insurance Products Trust LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation Subadvisor—BAMCO, Inc.	• Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

LVIP SSgA Bond Index Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	• Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

LVIP SSgA Developed International 150 Fund–Standard Class		• Seeks to maximize long-term capital appreciation.

LVIP SSgA Emerging Markets 100 Fund–Standard Class		• Seeks to maximize long-term capital appreciation.

LVIP SSgA International Index Fund–Standard Class		• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.

Lord Abbett Series Fund, Inc. Lord Abbett Series—Mid Cap Stock Portfolio	Lord, Abbett & Co. LLC (“Lord Abbett”)	• Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

25

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

MFS® Variable Insurance Trust: MFS® Value Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® Variable Insurance Trust II MFS® Global Tactical Allocation Portfolio—Initial Class		• Seeks total return.

MFS® International Value Portfolio—Initial Class		• Seeks capital appreciation.

Neuberger Berman Advisers Management Trust Neuberger Berman AMT Large Cap Value—Class I	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	• The Fund seeks long-term growth of capital.

Northern Lights Variable Trust TOPS™ Aggressive Growth ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	• Seeks capital appreciation.

TOPS™ Balanced ETF Portfolio – Class 2 Shares		• Seeks income and capital appreciation.

TOPS™ Capital Preservation ETF Portfolio – Class 2 Shares		• Seeks to preserve capital and provide moderate income and moderate capital appreciation.

TOPS™ Growth ETF Portfolio – Class 2 Shares		• Seeks capital appreciation.

TOPS™ Moderate Growth ETF Portfolio – Class 2 Shares		• Seeks capital appreciation.

TOPS™ Managed Risk Balanced ETF Portfolio – Class 2 Shares (formerly TOPS™ Protected Balanced ETF Portfolio)	Subadviser: Milliman, Inc.	• Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS™ Managed Risk Growth ETF Portfolio – Class 2 Shares (formerly TOPS™ Protected Growth ETF Portfolio)		• Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS™ Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (formerly TOPS™ Protected Moderate Growth ETF Portfolio)		• Seeks capital appreciation with less volatility than the equity markets as a whole.

Oppenheimer Variable Account Funds Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	Oppenheimer Funds, Inc.	• The Fund seeks capital appreciation by investing in securities of well-known established companies.

PIMCO Variable Insurance Trust: PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO High Yield Portfolio—Administrative Class Shares		• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares		• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Low Duration Portfolio—Administrative Class Shares		• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Real Return Portfolio—Administrative Class Shares		• The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO Total Return Portfolio—Administrative Class Shares		• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

26

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	• Seeks long-term growth of capital.

T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	• Seeks to provide long-term capital growth. Income is a secondary objective.

T. Rowe Price Equity Index 500 Portfolio		• Seeks to match the performance of the Standard & Poor’s 500 Stock Index®.

T. Rowe Price New America Growth Portfolio		• Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

T. Rowe Price Personal Strategy Balanced Portfolio		• Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	• Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	• Seeks a high level of income consistent with moderate fluctuations in principal value.

The Universal Institutional Funds, Inc.: UIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley Investment Management Inc.	• Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

•         Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Van Eck VIP Trust Van Eck VIP Multi-Manager Alternatives Fund

Van Eck Associates Corporation

Subadvisers: Acorn Derivatives Management Corp.; Coe Capital Management, LLC; Dix Hills Partners, LLC; Horizon Asset Management LLC, KeyPoint Capital Management, LLC, Martingale Asset Management, L.P., Millrace Asset Group, Inc., River Park Advisors, LLC, SW Asset Management, LLC and Tiburon Capital Management, LLC

• Seeks to achieve consistent absolute (positive) returns in various market cycles.

Van Eck VIP Unconstrained Emerging Markets Bond Fund (formerly Van Eck VIP Global Bond Fund)	Van Eck Associates Corporation	• Seeks high total return–income plus capital appreciation–by investing globally, primarily in a variety of debt securities.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for

27

your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

INVESTMENT RETURN

The investment return of a policy is based on:

•	the Accumulation Units held in each Investment Division for that policy;

•	the investment experience of each Investment Division as measured by its actual net rate of return;

•	the interest rate credited on amounts held in the Fixed Account; and

•	the interest rate credited on amounts held in the Loan Account, if any.

For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy’s Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

For CorpExec VUL III, IV and V: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Funds may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance charge, and rider charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

28

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state premium tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

Sales Expense Charge

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

CorpExec VUL II:

Current—The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, we currently deduct a Sales Expense Charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a Sales Expense Charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a Sales Expense Charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a Sales Expense Charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a Sales Expense Charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a Sales Expense Charge of 0.25% from any additional premiums paid in that Policy Year.

CorpExec VUL III and IV:

Current—The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, we currently deduct a Sales Expense Charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not deduct a Sales Expense Charge

29

from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, we currently expect to deduct a Sales Expense Charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, we currently expect to deduct a Sales Expense Charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, we currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.

CorpExec VUL V:

Current—The Sales Expense Charge is deducted as follows: (1) During the First Policy Year, we currently deduct a Sales Expense Charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached, we currently deduct a Sales Expense Charge of 1.00% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a Sales Expense Charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, we currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, we currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, we do not currently expect to deduct a sales expense charge from any premiums paid.

CorpExec VUL II, III, IV and V:

Guaranteed maximum—We may change the Sales Expense Charge at any time. During the first Policy Year, We guarantee that any Sales Expense Charge we deduct will never exceed 14% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge for more than 3% from any additional premiums in that Policy Year. During Policy Years 2-7, we guarantee that any Sales Expense Charge we deduct will never exceed 10% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, we guarantee that any Sales Expense Charge we deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from zero to 3.50% (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a “State Premium Tax Charge Back”, and the rate may not be changed for the life of the policy. The amount we deduct for the state premium tax charge may not reflect the actual tax charge in your state. Two percent (2%) represents the approximate average of taxes assessed by the jurisdictions.

30

CorpExec VUL II:

We currently deduct 2.00% of each premium payment you make.

CorpExec VUL III and IV:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

CorpExec VUL V:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make up to the Target Premium and 1.50% on the amount paid over the Target Premium, as a state tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law.

CorpExec VUL II, III and IV:

We deduct 1.25% of each premium payment you make.

CorpExec VUL V:

(1) During Policy Years one through seven, We currently deduct 1.25% of each premium payment you make. (2) Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, we deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in proportion to the policy’s Cash Value in each.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

CorpExec VUL II:

The monthly charge is currently equal to $5.00 ($60.00 annually).

If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

CorpExec VUL III, IV and V:

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 annually).

If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges,

31

and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)

Where: a = the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of death benefit as of the Monthly Deduction Day divided by 1.0032737, and for

CorpExec VUL II:

c =	the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

CorpExec VUL III, IV and V:

c =	the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, we include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the First 10 Policy Years, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.25% less than the rate we charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

Current—We currently deduct a daily Mortality and Expense Risk charge from the NAV of each Investment Division that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the net asset value of each Investment Division’s assets.

32

CorpExec VUL III and IV:

Current—We currently deduct on each monthly deduction day from the policy cash surrender value a monthly Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 to 25, or $4.50 per $1,000; and 0.25% in Policy Years 26 and following, or $2.50 per $1,000, of the separate account value of each Investment Division’s assets.

CorpExec VUL V:

Current—We currently expect to deduct on each monthly deduction day from the policy cash surrender value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.50% in Policy Years one through ten, or $5.00 per $1,000, and 0.25% in Policy Years 11 and following, or $2.50 per $1,000, of the separate account value of each investment Division’s assets.

CorpExec VUL II, III, IV and V:

Guaranteed Maximum—We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division’s assets.

The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than We estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than what We estimated.

If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Annual Portfolio Company Operating Expenses” for more information.)

TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, we reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

33

HOW THE POLICY WORKS

CorpExec VUL II:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.86% for all years:

Premium Paid		$7,500.00
less:	Below Target Premium Sales Expense Charge	1,031.25
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	150.00
	Federal Premium Tax Charge (1.25%)	93.75

equals:	Net Premium	$6,225.00
less:	Monthly contract charge (5.00 per month)	60.00
less:	Charges for cost of insurance (varies monthly)	409.74
plus:	Net investment performance (varies daily)	290.26

equals:	Cash Value	$6,045.52
plus:	Deferred Premium Load Account	1,275.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,320.52

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

34

CorpExec VUL III:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.12% for all years:

Premium Paid		$7,500.00
less:	Below Target Premium Sales Expense Charge	806.25
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	150.00
	Federal Premium Tax Charge (1.25%)	93.75

equals:	Net Premium	$6,450.00
less:	Mortality and Expense Risk charge (varies monthly)	16.26
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
less	Charges for cost of insurance (varies monthly)	192.48
plus:	Net investment performance (varies daily)	324.50

equals:	Cash Value	$6,565.76
plus:	Deferred Premium Load Account	1,050.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,615.76

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

35

CorpExec VUL IV:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.12% for all years:

Premium Paid		$7,500.00
less:	Below Target Premium Sales Expense Charge	806.25
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	150.00
	Federal Premium Tax Charge (1.25%)	93.75

equals:	Net Premium	$6,450.00
less:	Mortality and Expense Risk charge (varies monthly)	16.26
less:	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
less	Charges for cost of insurance (varies monthly)	192.46
plus:	Net investment performance (varies daily)	324.50

equals:	Cash Value	$6,565.78
plus:	Deferred Premium Load Account	1,155.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,720.78

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

36

CorpExec VUL V:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.12% for all years:

Premium Paid		$7,500.00
less:	Below Target Premium Sales Expense Charge	1,050.00
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	150.00
	Federal Premium Tax Charge (1.25%)	93.75

equals:	Net Premium	$6,206.25
less:	Mortality and Expense Risk charge (varies monthly)	31.23
less:	Charges for Cost of Insurance (varies monthly)	192.46
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
plus:	Net investment performance (varies daily)	311.60

equals:	Cash Value	$6,294.16
plus:	Deferred Premium Load Account	1,423.13

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,717.29

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the policyowner (or contract owner), the Insured and the beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

Policyowner: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	delete riders

•	change beneficiary

•	change underlying investment options

•	take a loan against or take a partial withdrawal from the value of the policy

37

The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent to the Service Office at the address noted on the first page of the prospectus. When we record the change, it will take effect as of the date the form was signed, subject to any payment made or other action we take before recording. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

Insured: This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

Beneficiary: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Owner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation options, including 96 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions and interest accrued on Policy Debt.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments.

38

However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

CASH VALUE

After the free look period, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less policy debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Funds and Eligible Portfolios” for our list of available Investment Divisions) and the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 97 Allocation Alternatives. Certain policies can allocate among 35 Allocation Alternatives; contact us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

We determine Accumulation Unit values for the Investment Divisions as of the end of each Valuation Day. A “Valuation Day” is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Valuation Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Valuation Day by the net investment factor.

39

CorpExec VUL II:

The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

(a/b) c

Where: a = the sum of:

(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

c =	the Mortality and Expense Risk charge. This charge is deducted on a daily basis. It is currently equal to an annual rate of 0.25% of the average daily net asset value of each Investment Division’s assets.

CorpExec VUL III, IV and V:

The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account;

plus (3) any interest credited to the Fixed Account;

40

less (4) any amounts you have withdrawn from the Fixed Account;

less (5) any charges we have deducted from the Fixed Account;

less (6) any transfers you have made from the Fixed Account to the Separate Account.

TRANFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after a transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount as part of the transfer.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless we agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year’s transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate in the application), or another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

•	Minimum Transfer—The minimum amount that may be transferred is $500, unless We agree otherwise.

•

Minimum Remaining Value—The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfer requests must be made in writing on a form we have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office at the address noted on the first page of this prospectus. We may permit, in certain limited circumstances, for a limited category of policies, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

41

Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

The procedures described herein are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

42

c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on our standards and limits for issuing insurance and classifying risks. An additional “Term Insurance Benefit” is provided by a rider and is subject to the terms of both the policy and the rider. The policyowner may select either the Supplementary Term Rider (“STR”) or the Level Term Rider (“LTR”), but not both riders. Also, the STR is not available to policyholders who elect the Guideline Premium Test (see “Premium Payments” for more information). If desired, the riders must be elected at policy application. Unlike the STR (which adjusts to maintain a targeted death benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

Supplementary Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

•	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

•	Option 2—The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

•	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the policyowner may:

•	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

•

Convert this rider to increase the Face Amount of the policyowner’s base policy. The Target Face Amount of the policyowner’s policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

43

The policyowner may request changes to the policy under this rider if:

(a)	the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

(b)	the Term Insurance Benefit does not exceed 10 times the policy’s death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

(a)	the Monthly Deduction Day on or next following our receipt of the policyowner’s signed request to cancel the rider,

(b)	the policy anniversary on which the Insured is or would have been 100, as required by law,

(c)	the date the rider is fully converted, or

(d)	the date the policy ends or is surrendered.

Level Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Face Amount of this rider is the amount specified in the application and is shown on the Policy Data Page.

Within certain limits, the policyowner may:

•	Increase or decrease the Face Amount of the rider; and/or

•	Convert this rider to increase the Face Amount of policyowner’s base policy.

If this rider is in effect, the policyowner may request changes to the policy if:

(a)	The total of the Face Amount of this rider and the Face Amount of the policy is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

(b)	The Face Amount of the rider does not exceed 10 times the policy’s death benefit. This requirement prohibits the policyowner from either increasing the Face Amount of the rider or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

(a)	the Monthly Deduction Day on or next following our receipt of the policyowner’s signed request to cancel the rider,

(b)	the policy anniversary on which the Insured is or would have been 100, as required by law,

(c)	the date the rider is fully converted, or

(d)	the date the policy ends or is surrendered.

Term Rider vs. Base Policy Coverage

You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See “DEDUCTIONS FROM PREMIUM PAYMENTS—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

44

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. In general, these rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six Policy Years. Beginning in year seven, the cost of insurance rates under the term rider may be higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your Registered Representative to review your various options.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Service Office address noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer $100);

•	the Investment Division you want to transfer money from;

•	the Investment Division(s) and/or Fixed Account you want to transfer money to;

•	the date on which you want the transfers to be made, within limits; and

•	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations we may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Service Office address listed on the first page of this prospectus (or any other address we indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

45

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

To cancel the Dollar Cost Averaging option, we must receive a written request, in a form acceptable to us, and sent to the Service Office address listed on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the Automatic Asset Reallocation (“AAR”) feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in a form acceptable to us to the Service Office address listed on the first page of this prospectus. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations we may impose on the number of free transfers.

To cancel the AAR feature, we must receive a written request in a form acceptable to us at our Service Office listed on the first page of this prospectus. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, the policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured that we offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange to us at our Service Office address listed on the first page of this prospectus. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

Policy value may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect, the Cash Value applied to your new policy.

46

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for the new policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The surrender value of your old policy is determined after the new life insurance policy has been issued. The value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premium payments must be sent to our Service Office at the address noted on the first page of this prospectus. You select a premium payment schedule in the application and these amounts, along with the amount of the first premium, are designated as the Planned Premium. The policyowner may elect not to make a Planned Premium payment at any time.

The policyowner may also make premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the telephone number listed on the first page of this prospectus to determine if we have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must also be sent to the Service Office address listed on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment

47

opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received at our Service Office, assuming it is received prior to 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which we have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC’s Service Office at the address noted on the first page of the prospectus (or any other address we indicate to you in writing) or the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, we will then allocate the Net Premium plus any accrued interest to the Investment Divisions or the Fixed Account according to the instructions on your Premium Allocation Form. If you cancel your policy, however, we will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either NYLIAC’s Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

When we receive a premium payment, we deduct the sales expense, state premium tax, and federal premium tax charges that apply. The balance of the premium is called the “Net Premium.” We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.

If you elect the Guideline Premium Test (“GPT”) to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Life Insurance Benefit Options” for more information. You may call the telephone number listed on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office address listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages may contain up to two decimal places and must total 100%.

48

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, we will reverse allocations to the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time we agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office noted on the first page of this prospectus. The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office noted on the first page of this prospectus.

A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner’s signed request for the decrease in a form acceptable to us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease. The Face Amount can be changed while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your beneficiary in one sum when we receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2) any additional death benefits available under the riders you have chosen;

less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

less 4) any outstanding policy charges.

We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See “Life Insurance Benefit Options” for more information.

49

The value of any additional benefits provided by the Term riders are added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

BENEFICIARIES OR PAYEES

You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

•

To change a revocable beneficiary while the Insured is living, you must send a written request in a form acceptable to us to our Service Office at the address listed on the first page of this prospectus (or any other address we indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments we made or actions we have already taken.

•

If no beneficiary is living when the Insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

•

If the policy is still in effect, we will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements at our Service Office at the address listed in the first page of this prospectus (or any other address we indicate to you in writing).

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

(b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

•	We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all

50

death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

Payment Options

We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

•	Interest Accumulation Option (Option 1 A)

Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with Us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

•	Life Income Option (Option 2)

Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table “a” with Projection Scale G and with interest compounded each year at 3%.

If you make a written request to the Service Office, in a form acceptable to us, at the address listed on the first page of this prospectus, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee’s age at that time, as follows:

2013-2016	2017-2026	2027-2036	2037 and later
0	–1	–2	–3

51

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request to the Service Office in a form acceptable to us at the address listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing to the Service Office and We agree.

If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our General Account.

LIFE INSURANCE BENEFIT OPTIONS

The Life Insurance Benefit is the amount payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary this death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under “Policy Payment Information—Payment Options.”.

The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any additional benefits provided by a Term rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

52

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy’s Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The death benefit will vary depending on which table you select. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test (“GPT”) and a cash value corridor test or (2) a Cash Value Accumulation Test (“CVAT”). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$107,500	$86,000
(5) Death Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$30,000
(3) Percentage on Date of Death from Corridor Table	288%	288%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$144,000	$86,400
(5) Death Benefit = Greater of (1) and (4)	$144,000	$100,000

53

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first Policy Anniversary, you can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date we approve the policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request to our Service Office in a form acceptable to us at the address listed on the first page of this prospectus (or any other address we indicate to you in writing).

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor policyowner can be named in the application, or in a signed written request, in a form acceptable to us, containing the information we need, sent to our Service Office at the address listed on the first page of this prospectus. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner’s estate becomes the new policyowner.

The policyowner can also change the policyowner by sending a signed written request, in a form acceptable to us, to our Service Office at the address listed on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner’s signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance

54

Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

If the policyowner increased the Face Amount or Term Face Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Policy Face or Term Face Amount, the only amount payable with respect to that increase will be the total Cost of Insurance we deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at our Service Office at the address noted on the first page of this prospectus or any other address we indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal of the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the surrender proceeds. To withdraw funds from the policy, we must receive your signed request in a form acceptable to us at our Service Office address listed on the first page of this prospectus.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

55

(a) is zero, and

(b) is the partial withdrawal less the greater of

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

(a) is zero, and

(b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the policyowner’s signed request in a form acceptable to Us at our Service Office.

A partial withdrawal may result in taxable income to you. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

The Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon surrender, you will receive the full Cash Surrender Value, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request, in a form acceptable to Us, at our Service Office, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Office.

You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the

56

date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

CorpExec VUL II:

The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative Sales Expense Charge, State Premium Tax Charge and Federal Premium Tax Charge collected during the first Policy Year.

The Deferred Premium Load Account value on each Monthly Deduction Day on and or after the first Policy Anniversary will be equal to (a) multiplied by (b), where:

(a)	is the cumulative Sales Expense Charge, State Premium Tax Charge and Federal Premium Tax Charge; and

(b)	is (i) divided by (ii), where:

(i)	is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

(ii)	72.

The value of the Deferred Premium Load Account is zero on or after the 7th policy anniversary upon partial withdrawal or loan being taken from this policy or upon lapse of the policy.

CorpExec VUL III:

The Deferred Premium Load Account value during the first Policy Year is equal to the Cumulative Sales Expense charge, state tax charge and federal tax charge collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The deferred premium account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

(a)	is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

(b)	is the cumulative sales expense charge, state tax charge, and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

(c)	is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

The value of the Deferred Premium Load Account is zero on or after the 8th policy anniversary or upon lapse of the policy.

CorpExec VUL IV:

We will credit interest on any amount placed in the Deferred Premium Load Account as of the Business Day we receive it. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	11.1%
Policy Anniversary 2	12.5%
Policy Anniversary 3	14.3%
Policy Anniversary 4	16.7%
Policy Anniversary 5	20.0%

Policy Anniversary 6	25.0%
Policy Anniversary 7	33.3%
Policy Anniversary 8	50.0%
Policy Anniversary 9	100.00%

The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

57

(a)	is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

(b)	is the amount amortized;

(c)	is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2	88.9%
Policy Year 3	87.5%
Policy Year 4	85.7%
Policy Year 5	83.3%

Policy Year 6	80.0%
Policy Year 7	75.0%
Policy Year 8	66.7%
Policy Year 9	50.0%

(d)	is the interest credited for the prior month.

The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

The value of the Deferred Premium Load Account is zero on or after the 9th policy anniversary or upon lapse of the policy.

CorpExec VUL V:

We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	9.5%
Policy Anniversary 2	10.0%
Policy Anniversary 3	10.5%
Policy Anniversary 4	12.0%
Policy Anniversary 5	17.0%

Policy Anniversary 6	20.0%
Policy Anniversary 7	23.0%
Policy Anniversary 8	24.0%
Policy Anniversary 9	25.0%
Policy Anniversary 10	100.0%

The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a)	is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

(b)	is the amount amortized;

(c)	is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2	90.5%
Policy Year 3	90.0%
Policy Year 4	89.5%
Policy Year 5	88.0%
Policy Year 6	83.0%

Policy Year 7	80.0%
Policy Year 8	77.0%
Policy Year 9	76.0%
Policy Year 10	75.0%

(d)	is the interest credited for the prior month.

The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

58

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in a form acceptable to us and the policy to our Service Office at the address noted on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day we receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

LOANS

Using the policy as sole security, you may request to borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of an amount equal to your policy’s Cash Value less any Policy Debt. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) the loan interest to the next Policy Anniversary; plus (3) any Policy Debt; minus (4) the amount in the Loan Account before these transfers. The effective date of the loan is the Business Day We receive your loan request in a form acceptable to Us at the Service Office listed on the first page of this prospectus, if we receive it before the close of regular trading on the New York Stock Exchange, generally 4 P.M. Requests received after the NYSE closes are effective the next Business Day.

The value in the Loan Account will never be less than (a+b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner’s premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be less than the annual rate We charge for policy loans and in no event will it be less than 3.00% per annum. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is

59

0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently we charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If we have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

If a loan is outstanding when the death benefit or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See, “TERMINATION AND REINSTATEMENT—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned Amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If

60

not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.) Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

If the Insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in a form acceptable to Us to the Service Office address listed on the first page of this prospectus within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to Us at our Service Office.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise

61

under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the

62

diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

63

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $115,000 (for 2013), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any

64

distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross

65

income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations. However, these regulations have not been finalized. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be

66

based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning in 2014.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the

67

specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 10.25% for Policy Years 5-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.

The total commissions paid during the fiscal years ended December 31, 2012, 2011 and 2010 were $1,019,751, $1,828,139 and $3,305,651, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information (“SAI”) for additional information on distribution and compensation arrangements. The SAI is posted on our website, www.newyorklife.com. For a paper copy of the SAI, call (888) 695-4748 or write to the Service Office listed on the first page of this prospectus.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing your policy’s Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify us within 15 days of the date of the statement.

68

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2012, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review Your Policy.

California:

Free Look. Within 20 days after delivery (30 days if you are 60 or more and you, not your employer, own the policy), you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy’s Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

District of Columbia:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

New York:

Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

North Carolina:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

69

Oklahoma:

Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

70

APPENDIX A

ILLUSTRATIONS

The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 45 with a planned annual premium of $21,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charge is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charge is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

For CorpExec VUL II, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% (on a current basis) of the Cash Value allocated to the Separate Account.

For CorpExec VUL III and CorpExec VUL IV, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-25, and 0.25% in years 26+ (on a current basis) of the Cash Value allocated to the Separate Account.

For CorpExec VUL V, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.50% in years 1-10, and 0.25% thereafter (on a current basis) of the Cash Value allocated to the Separate Account.

Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.83% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: -1.04%, 4.89% and 8.85% for CorpExec VUL II, Table 1, -1.68%, 4.21% and 8.14% for CorpExec VUL II, Table 2, and -0.79%, 5.15% and 9.12% for CorpExec VUL III, CorpExec VUL IV, and CorpExec VUL V for Tables 1 and 2.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

CORPEXEC VUL II

TABLE 1

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	15,611	16,593	17,247	19,181	20,163	20,817
2	1,000,000	1,000,000	1,000,000	31,744	34,730	36,784	36,994	39,979	42,034
3	1,000,000	1,000,000	1,000,000	47,578	53,622	57,917	53,598	59,642	63,937
4	1,000,000	1,000,000	1,000,000	63,041	73,234	80,717	68,922	79,115	86,598
5	1,000,000	1,000,000	1,000,000	78,175	93,644	105,377	83,006	98,475	110,208
6	1,000,000	1,000,000	1,000,000	92,901	114,812	131,988	95,771	117,683	134,859
7	1,000,000	1,000,000	1,000,000	107,058	136,617	160,572	107,058	136,617	160,572
8	1,000,000	1,000,000	1,000,000	121,958	160,497	192,782	121,958	160,497	192,782
9	1,000,000	1,000,000	1,000,000	136,511	185,396	227,734	136,511	185,396	227,734
10	1,000,000	1,000,000	1,000,000	150,798	211,451	265,768	150,798	211,451	265,768
15	1,000,000	1,000,000	1,000,000	212,938	356,684	509,587	212,938	356,684	509,587
20	1,000,000	1,000,000	1,472,957	253,375	529,737	866,445	253,375	529,737	866,445
25	1,000,000	1,000,000	1,949,587	191,651	656,627	1,282,623	191,651	656,627	1,282,623

Assuming a Fund fee average of 0.83%:

0% gross = –1.07% net

6% gross =   4.86% net

10% gross = 8.81% net

(1)	Assumes no policy loan or partial withdrawal has been made.

CORPEXEC VUL II

TABLE 2

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE
PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	12,554	13,436	14,024	16,176	17,058	17,647
2	1,000,000	1,000,000	1,000,000	25,443	28,032	29,817	30,780	33,369	35,154
3	1,000,000	1,000,000	1,000,000	37,839	42,969	46,625	43,964	49,095	52,750
4	1,000,000	1,000,000	1,000,000	49,640	58,157	64,428	55,626	64,143	70,414
5	1,000,000	1,000,000	1,000,000	60,859	73,615	83,326	65,777	78,533	88,244
6	1,000,000	1,000,000	1,000,000	71,505	89,364	103,425	74,428	92,287	106,348
7	1,000,000	1,000,000	1,000,000	81,479	105,317	124,733	81,479	105,317	124,733
8	1,000,000	1,000,000	1,000,000	91,737	122,504	148,430	91,737	122,504	148,430
9	1,000,000	1,000,000	1,000,000	101,263	139,922	173,631	101,263	139,922	173,631
10	1,000,000	1,000,000	1,000,000	109,971	157,504	200,412	109,971	157,504	200,412
15	1,000,000	1,000,000	1,000,000	139,668	247,119	363,437	139,668	247,119	363,437
20	1,000,000	1,000,000	1,015,696	139,502	336,734	597,468	139,502	336,734	597,468
25	1,000,000	1,000,000	1,263,680	8,632	324,144	831,368	8,632	324,144	831,368

Assuming a Fund fee average of 0.83%:

0% gross = –1.72% net

6% gross =   4.18% net

10% gross = 8.11% net

(1)	Assumes no policy loan or partial withdrawal has been made.

CORPEXEC VUL III

TABLE 1

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	17,236	18,288	18,991	20,176	21,228	21,931
2	1,000,000	1,000,000	1,000,000	35,128	38,359	40,584	39,268	42,499	44,725
3	1,000,000	1,000,000	1,000,000	52,458	59,022	63,691	57,483	64,047	68,716
4	1,000,000	1,000,000	1,000,000	69,169	80,244	88,382	74,702	85,776	93,914
5	1,000,000	1,000,000	1,000,000	85,489	102,279	115,028	91,057	107,847	120,595
6	1,000,000	1,000,000	1,000,000	101,657	125,418	144,063	106,488	130,249	148,894
7	1,000,000	1,000,000	1,000,000	117,429	149,459	175,438	120,684	152,714	178,694
8	1,000,000	1,000,000	1,000,000	133,426	175,105	210,048	133,426	175,105	210,048
9	1,000,000	1,000,000	1,000,000	149,073	201,829	247,552	149,073	201,829	247,552
10	1,000,000	1,000,000	1,000,000	164,275	229,595	288,129	164,275	229,595	288,129
15	1,000,000	1,000,000	1,059,395	234,144	386,809	548,909	234,144	386,809	548,909
20	1,000,000	1,000,000	1,588,589	292,262	581,153	934,464	292,262	581,153	934,464
25	1,000,000	1,111,994	2,125,559	256,432	731,575	1,398,394	256,432	731,575	1,398,394
Assuming a Fund fee average of 0.83%:

0% gross = –0.83% net

6% gross =   5.12% net

10% gross = 9.09% net

(1)	Assumes no policy loan or partial withdrawal has been made.

CORPEXEC VUL III

TABLE 2

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	12,550	13,432	14,021	16,173	17,054	17,644
2	1,000,000	1,000,000	1,000,000	25,437	28,024	29,811	30,927	33,514	35,301
3	1,000,000	1,000,000	1,000,000	37,833	42,960	46,619	44,727	49,853	53,513
4	1,000,000	1,000,000	1,000,000	49,640	58,151	64,429	57,382	65,892	72,170
5	1,000,000	1,000,000	1,000,000	60,874	73,622	83,343	68,768	81,516	91,237
6	1,000,000	1,000,000	1,000,000	71,546	89,395	103,472	78,664	96,513	110,590
7	1,000,000	1,000,000	1,000,000	81,556	105,384	124,825	86,506	110,334	129,775
8	1,000,000	1,000,000	1,000,000	91,833	122,591	148,553	91,833	122,591	148,553
9	1,000,000	1,000,000	1,000,000	101,352	140,004	173,762	101,352	140,004	173,762
10	1,000,000	1,000,000	1,000,000	110,054	157,579	200,551	110,054	157,579	200,551
15	1,000,000	1,000,000	1,000,000	139,710	247,138	363,634	139,710	247,138	363,634
20	1,000,000	1,000,000	1,016,191	139,479	336,637	597,759	139,479	336,637	597,759
25	1,000,000	1,000,000	1,264,405	8,491	323,822	831,846	8,491	323,822	831,846

Assuming a Fund fee average of 0.83%:

0% gross = –0.83% net

6% gross =   5.12% net

10% gross = 9.09% net

(1)	Assumes no policy loan or partial withdrawal has been made.

CORPEXEC VUL IV

TABLE 1

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	17,237	18,289	18,991	20,471	21,523	22,225
2	1,000,000	1,000,000	1,000,000	35,128	38,359	40,585	40,139	43,370	45,596
3	1,000,000	1,000,000	1,000,000	52,459	59,023	63,693	59,101	65,665	70,335
4	1,000,000	1,000,000	1,000,000	69,173	80,248	88,386	77,216	88,291	96,429
5	1,000,000	1,000,000	1,000,000	85,497	102,287	115,036	94,599	111,389	124,138
6	1,000,000	1,000,000	1,000,000	101,671	125,433	144,079	111,158	134,920	153,567
7	1,000,000	1,000,000	1,000,000	117,452	149,484	175,465	126,665	158,697	184,678
8	1,000,000	1,000,000	1,000,000	133,462	175,145	210,091	140,992	182,675	217,621
9	1,000,000	1,000,000	1,000,000	149,120	201,883	247,611	153,839	206,602	252,330
10	1,000,000	1,000,000	1,000,000	164,322	229,652	288,194	164,322	229,652	288,194
15	1,000,000	1,000,000	1,059,587	234,189	386,882	549,009	234,189	386,882	549,009
20	1,000,000	1,000,000	1,588,838	292,305	581,248	934,610	292,305	581,248	934,610
25	1,000,000	1,112,170	2,125,885	256,475	731,691	1,398,609	256,475	731,691	1,398,609

Assuming a Fund fee average of 0.83%:

0% gross = –0.83% net

6% gross =   5.12% net

10% gross = 9.09% net

(1)	Assumes no policy loan or partial withdrawal has been made.

CORPEXEC VUL IV

TABLE 2

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEXT

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	12,550	13,432	14,021	16,173	17,054	17,644
2	1,000,000	1,000,000	1,000,000	25,436	28,023	29,810	31,130	33,717	35,504
3	1,000,000	1,000,000	1,000,000	37,832	42,958	46,617	45,248	50,375	54,034
4	1,000,000	1,000,000	1,000,000	49,640	58,150	64,427	58,380	66,891	73,168
5	1,000,000	1,000,000	1,000,000	60,876	73,623	83,345	70,475	83,223	92,944
6	1,000,000	1,000,000	1,000,000	71,556	89,405	103,482	81,461	99,310	113,387
7	1,000,000	1,000,000	1,000,000	81,583	105,412	124,853	91,098	114,928	134,369
8	1,000,000	1,000,000	1,000,000	91,895	122,657	148,620	99,397	130,159	156,123
9	1,000,000	1,000,000	1,000,000	101,454	140,114	173,878	106,072	144,731	178,496
10	1,000,000	1,000,000	1,000,000	110,155	157,695	200,678	110,155	157,695	200,678
15	1,000,000	1,000,000	1,000,000	139,808	247,290	363,833	139,808	247,290	363,833
20	1,000,000	1,000,000	1,016,737	139,578	336,842	598,080	139,578	336,842	598,080
25	1,000,000	1,000,000	1,265,064	8,598	324,116	832,279	8,598	324,116	832,279

Assuming a Fund fee average of 0.83%:

0% gross = –0.83% net

6% gross =   5.12% net

10% gross = 9.09% net

(1)	Assumes no policy loan or partial withdrawal has been made.

CORPEXEC VUL V

TABLE 1

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION 1

CAHS VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	16,519	17,528	18,201	20,504	21,513	22,186
2	1,000,000	1,000,000	1,000,000	33,522	36,611	38,739	40,259	43,348	45,476
3	1,000,000	1,000,000	1,000,000	49,967	56,231	60,688	59,391	65,655	70,112
4	1,000,000	1,000,000	1,000,000	65,799	76,353	84,110	77,816	88,371	96,128
5	1,000,000	1,000,000	1,000,000	81,245	97,229	109,368	95,571	111,555	123,694
6	1,000,000	1,000,000	1,000,000	98,047	120,737	138,535	112,085	134,776	152,574
7	1,000,000	1,000,000	1,000,000	114,440	145,156	170,040	127,718	158,433	183,318
8	1,000,000	1,000,000	1,000,000	130,945	171,079	204,664	142,636	182,770	216,355
9	1,000,000	1,000,000	1,000,000	147,088	198,082	242,166	157,301	208,295	252,379
10	1,000,000	1,000,000	1,000,000	162,773	226,126	282,720	171,631	234,985	291,578
15	1,000,000	1,000,000	1,059,782	237,337	388,963	549,110	237,337	388,963	549,110
20	1,000,000	1,007,530	1,609,966	300,705	592,665	947,039	300,705	592,665	947,039
25	1,000,000	1,145,681	2,176,405	268,245	753,737	1,431,846	268,245	753,737	1,431,846

Assuming a Fund fee average of 0.83%:

0% gross = –0.83% net

6% gross =   5.12% net

10% gross = 9.09% net

(1)	Assumes no policy loan or partial withdrawal has been made.

CORPEXEC VUL V

TABLE 2

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	12,550	13,432	14,021	16,173	17,054	17,644
2	1,000,000	1,000,000	1,000,000	25,436	28,023	29,810	31,233	33,820	35,607
3	1,000,000	1,000,000	1,000,000	37,834	42,960	46,619	45,555	50,681	54,340
4	1,000,000	1,000,000	1,000,000	49,645	58,156	64,434	59,046	67,557	73,835
5	1,000,000	1,000,000	1,000,000	60,889	73,637	83,359	71,610	84,358	94,080
6	1,000,000	1,000,000	1,000,000	71,577	89,428	103,506	82,786	100,637	114,715
7	1,000,000	1,000,000	1,000,000	81,616	105,449	124,893	92,808	116,641	136,086
8	1,000,000	1,000,000	1,000,000	91,947	122,716	148,684	101,900	132,668	158,636
9	1,000,000	1,000,000	1,000,000	101,543	140,214	173,987	110,424	149,095	182,867
10	1,000,000	1,000,000	1,000,000	110,319	157,879	200,877	118,279	165,839	208,836
15	1,000,000	1,000,000	1,000,000	139,969	247,531	364,146	139,969	247,531	364,146
20	1,000,000	1,000,000	1,017,596	139,741	337,169	598,586	139,741	337,169	598,586
25	1,000,000	1,000,000	1,266,101	8,772	324,583	832,961	8,772	324,583	832,961

Assuming a Fund fee average of 0.83%:

0% gross = –0.83% net

6% gross =   5.12% net

10% gross = 9.09% net

(1)	Assumes no policy loan or partial withdrawal has been made.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL II-V. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Information about CorpExec VUL II-V, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL II-V are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

71

Statement of Additional Information

dated

May 1, 2013

for

Corporate Executive Series

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2013 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.

CorpExec VUL is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

1

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 10.25% for Policy Years 5-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for Policy Years 5-10.

The commissions paid during the fiscal years ended December 31, 2012, 2011, and 2010 were $1,019,751, $1,828,139 and $3,305,651, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

M Holdings Securities, Inc., 1125 Northwest Couch Street, Portland, OR 97209 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2012, in addition to the commissions described above, M Financial Holdings Incorporated, a Brokerage General Agency affiliated with M Holdings Securities, Inc. received override payments of $4,921 on the policies based on a percentage of the commissions its affiliated registered representatives received.

NFP Securities, Inc., 1250 Capital of Texas Highway, Austin, Texas 78746, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2012, in addition to the commissions described above, NFP Securities, Inc. and its affiliate, NFP Insurance Services, Inc., received override payments of $20,735 based on a percentage of the commissions its affiliated registered representatives received.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs

2

sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

3

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2012 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

4

New York Life Insurance and Annuity Corporation

CorpExec VUL VI

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2013

A flexible premium corporate sponsored variable life insurance policy offered to individuals under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Please use the following address to send policy premium payments and service requests to us:

Service Office:

New York Life Insurance and Annuity

Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway,

Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

This Prospectus describes NYLIAC CorpExec VUL VI, which is part of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. The other policies in the Series are described in a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

2

The CEVUL VI Policy may not be available in your jurisdiction. Please ask your registered representative for more information.

3

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL VI, a series of NYLIAC Corporate Executive Variable Universal Life insurance (“CorpExec VUL”). Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the amount in and performance of each Investment Division in the Separate Account;

•	the amount in and the interest credited on the amount held in the Fixed Account; and

•	the interest rate credited on amounts held in the Loan Account, if any.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

Liquidity Through Loans

Using the policy as sole security, you may make a request to borrow any amount up to the loan value of the policy.

Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Value less any Policy Debt.

Liquidity Through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, the Alternate Cash Surrender Value, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below our minimum amount, we reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and sent to the Service Office address noted on the first page of this prospectus. (See “Partial Withdrawals and Surrenders—Partial Withdrawals”.)

Allocation Alternatives

After we deduct the sales expense, state premium tax, and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 97 Allocation Alternatives. Certain policies can allocate among up to 35 Allocation Alternatives; please contact us for more information. The

4

Allocation Alternatives consist of 96 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request, in a form acceptable to us, to the Service Office address noted on the first page of this prospectus. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the face amount of your term insurance rider rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

The policy offers three different Life Insurance Benefit options that allow you to select the insurance plan to best meet your needs. These options allow you to determine how the death benefit will be calculated.

•

Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 100, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

Optional Riders

The policy offers additional insurance coverage and other benefits through the Supplementary Term Rider. These riders have costs associated with them.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by NYLIC.

5

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force.

Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement— Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not

6

repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Generally, we require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, we may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see “Limits on Transfers” for more information). We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors

An underlying Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Limits on Transfers” for more information on the risks of frequent trading.)

7

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid[1] Guaranteed maximum: 15.75% of premiums paid[2]

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 2.00% of premiums paid[3] Guaranteed maximum: 3.00% of premiums paid

State Premium Tax Charge or premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge or premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid[5] Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $25

[1]	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
[2]	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 11.75% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.
[3]	Current sales expense charges for premium payments made over the Target Premium are 2% in Years 1-7 and 0% in Years 8 and beyond.
[4]	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
[5]	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

8

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1]	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $83.33 per $1,000 of Net Amount at Risk[2]

Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Monthly	Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00 annually) Guaranteed Maximum: $11.00 ($132 annually)

Mortality and Expense Risk Charge as a % of separate account value	Monthly	Current: 0.25% Policy Year 1; .45% Policy Years 2-12; .25% thereafter[3] Guaranteed Maximum: 0.90%

Riders Supplementary Term Rider[1]	Monthly until rider expires

Guaranteed Maximum: $83.33 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.04 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Term Insurance Benefit.

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% per year. Guaranteed Maximum: $6.00 per year.

[1]

This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

[2]	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.
[3]

We may increase or decrease the current Mortality and Expense Risk charge if the mortality risk profile of policyholders changes, or if a change in law, regulation or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. We will notify Policyholders at least 30 days before the change by prospectus supplement and letter.

9

The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2012. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1,2

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	4.73%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2012. This information is provided by the Funds and their agents. The information is based on 2012 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees 12b-1 fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the tables below and in prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expenses
Fidelity® VIP Freedom 2010 — Initial Class	N/A	N/A	0.00%	0.56%	0.56%
Fidelity® VIP Freedom 2020 — Initial Class	N/A	N/A	0.00%	0.59%	0.59%
Fidelity® VIP Freedom 2030 — Initial Class	N/A	N/A	0.00%	0.65%	0.65%
Fidelity® VIP Freedom 2040 — Initial Class	N/A	N/A	0.00%	0.68%	0.68%
TOPS™ Aggressive Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.22%	0.67%
TOPS™ Balanced ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.26%	0.71%
TOPS™ Capital Preservation ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%
TOPS™ Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%
TOPS™ Moderate Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.26%	0.71%
TOPS™ Managed Risk Balanced ETF Portfolio — Class 2 Shares (formerly TOPS™ Protected Balanced ETF Portfolio)	0.30%	0.25%	0.10%	0.26%	0.91%
TOPS™ Managed Risk Growth ETF Portfolio — Class 2 Shares (formerly TOPS™ Protected Growth ETF Portfolio)	0.30%	0.25%	0.10%	0.24%	0.89%
TOPS™ Managed Risk Moderate Growth ETF Portfolio — Class 2 Shares (formerly TOPS™ Protected Moderate Growth ETF Portfolio)	0.30%	0.25%	0.10%	0.26%	0.91%

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2012, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2012 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
MainStay VP Bond — Initial Class	0.49%	0.00%	0.04%	0.53%
MainStay VP Cash Management	0.44%	0.00%	0.03%	0.47%
MainStay VP Common Stock — Initial Class	0.55%	0.00%	0.04%	0.59%
MainStay VP Convertible — Initial Class	0.60%	0.00%	0.04%	0.64%
MainStay VP Cornerstone Growth — Initial Class (formerly MainStay VP Growth Equity)	0.70%	0.00%	0.04%	0.74%
MainStay VP DFA / DuPont Capital Emerging Markets Equity — Initial Class	1.20%(a)	0.00%	0.23%	1.43%(b)
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%(c)	0.00%	0.05%	0.86%(d)
MainStay VP Floating Rate — Initial Class	0.60%	0.00%	0.05%	0.65%

10

Fund	Management Fees		Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expenses(#)
MainStay VP Government — Initial Class	0.50%		0.00%	0.04%		0.54%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%		0.00%	0.03%		0.59%
MainStay VP ICAP Select Equity — Initial Class	0.76%		0.00%	0.03%		0.79%
MainStay VP International Equity — Initial Class	0.89%		0.00%	0.06%		0.95%
MainStay VP Janus Balanced — Initial Class	0.55	%(e)	0.00%	0.04%		0.59	%(f)
MainStay VP Large Cap Growth — Initial Class	0.74%		0.00%	0.04%		0.78%
MainStay VP MFS® Utilities — Initial Class	0.73	%(g)	0.00%	0.07%		0.80	%(h)
MainStay VP Mid Cap Core — Initial Class	0.85%		0.00%	0.05%		0.90	%(i)
MainStay VP S&P 500 Index — Initial Class	0.25%		0.00%	0.04%		0.29%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.80	%(j)	0.00%	0.04%		0.84	%(k)
MainStay VP U.S. Small Cap — Initial Class	0.79%		0.00%	0.04%		0.83%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89	%(l)	0.00%	0.05%		0.94	%(m)
Alger SMidCap Growth Portfolio — Class I-2 Shares	0.81%		0.00%	0.27%		1.08	%(n)
AllianceBernstein® VPS Small/Mid Cap Value Portfolio — Class A	0.75%		0.00%	0.07%		0.82%
American Century VP Inflation Protection Fund — Class II	0.47%		0.25%	0.01%		0.73%
American Century VP Value — Class II	0.87%		0.25%	0.01%		1.13%
American Funds Asset Allocation Fund — Class 2	0.29%		0.25%	0.02%		0.56%
American Funds Global Growth Fund — Class 1	0.53%		0.00%	0.03%		0.56%
American Funds Global Small Capitalization Fund — Class 2	0.71%		0.25%	0.04%		1.00%
American Funds Growth Fund — Class 2	0.33%		0.25%	0.02%		0.60%
American Funds Growth-Income Fund — Class 2	0.27%		0.25%	0.02%		0.54%
American Funds International Fund — Class 2	0.50%		0.25%	0.04%		0.79%
Davis Value Portfolio	0.55%		0.00%	0.09%		0.64%
Delaware VIP® International Value Equity Series — Standard Class	0.85%		0.00%	0.22%		1.07%
Delaware VIP® Small Cap Value Series — Standard Class	0.73%		0.00%	0.08%		0.81%
Dreyfus IP Technology Growth Portfolio — Initial Class	0.75%		0.00%	0.08%		0.83%
DWS Global Small Cap Growth VIP — Class A Shares	0.89%		0.00%	0.22%		1.11	%(o)
DWS Small Cap Index VIP — Class A Shares	0.35%		0.00%	0.20%		0.55	%(p)
DWS Small Mid Cap Value VIP — Class A Shares (formerly DWS Dreman Small Mid Cap Value VIP)	0.65%		0.00%	0.17%		0.82%
Fidelity® VIP Contrafund®— Initial Class	0.56%		0.00%	0.08%		0.64%
Fidelity® VIP Equity Income Portfolio — Initial Class	0.46%		0.00%	0.10%		0.56	%(q)
Fidelity® VIP Growth — Initial Class	0.56%		0.00%	0.10%		0.66%
Fidelity® VIP Index 500 — Initial Class	0.045%		0.00%	0.055%		0.10%
Fidelity® VIP Investment Grade Bond — Initial Class	0.31%		0.00%	0.11%		0.42%
Fidelity® VIP Mid Cap — Initial Class	0.56%		0.00%	0.09%		0.65%
Fidelity® VIP Money Market — Initial Class	0.17%		0.00%	0.09%		0.26%
Fidelity® VIP Overseas — Initial Class	0.71%		0.00%	0.14%		0.85%
Fidelity® VIP Value Leaders — Initial Class	0.56%		0.00%	0.54%		1.10%
Fidelity® VIP Value Strategies — Service Class 2	0.56%		0.25%	0.13%		0.94%
ING Russell Mid Cap Index Portfolio — Class I	0.31%		0.00%	0.13	%(q)	0.45	%(r)
Invesco V.I. American Value Fund — Series I Shares (formerly Invesco Van Kampen V.I. American Value Fund)	0.72%		0.00%	0.28%		1.00%
Invesco V.I. Global Real Estate Fund — Series I Shares	0.75%		0.00%	0.39%		1.14	%(s)
Invesco V.I. International Growth Fund — Series I	0.71%		0.00%	0.30%		1.01%
Invesco V.I. Mid Cap Core Equity Fund — Series I Shares	0.73%		0.00%	0.32%		1.05	%(t)
Janus Aspen Enterprise Portfolio — Institutional Shares	0.64%		0.00%	0.05%		0.69%

11

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expenses(#)
Janus Aspen Forty Portfolio — Institutional Shares	0.49%	0.00%	0.06%		0.55%
Janus Aspen Global Research Portfolio — Institutional Class (formerly Janus Aspen Worldwide Portfolio)	0.49%	0.00%	0.06%		0.55%
Lazard Retirement International Equity Portfolio — Service Shares	0.75%	0.25%	0.10%		1.10%
Lord Abbett Series — Mid Cap Stock Portfolio	0.75%	0.00%	0.41%		1.16%
LVIP Baron Growth Opportunities Fund — Service Class	1.00%	0.25%	0.08%		1.33	%(u)
LVIP SSgA Bond Index Fund — Standard Class	0.40%	0.00%	0.09%		0.49	%(v)
LVIP SSgA Developed International 150 Fund — Standard Class	0.75%	0.00%	0.10%		0.85	%(w)
LVIP SSgA Emerging Markets 100 Fund — Standard Class	1.09%	0.00%	0.16%		1.25	%(x)
LVIP SSgA International Index Fund — Standard Class	0.40%	0.00%	0.14%		0.54	%(y)
MFS® Global Tactical Allocation Portfolio — Initial Class	0.70%	0.00%	0.06%		0.76%
MFS® International Value Portfolio — Initial Class	0.90%	0.00%	0.08%		0.98%
MFS® Value Series — Initial Class	0.72%	0.00%	0.06%		0.78%
Neuberger Berman AMT Large Cap Value Portfolio — Class I Shares	0.85%	0.00%	0.30%		1.15%
Oppenheimer Capital Appreciation Fund/VA — Non-Service Shares	0.69%	0.00%	0.12%		0.81	%(z)
PIMCO VIT Global Bond Portfolio (Unhedged) — Administrative Class Shares	0.75%	0.15%	0.01%		0.91%
PIMCO VIT High Yield Portfolio — Administrative Class Shares	0.60%	0.15%	0.00%		0.75%
PIMCO VIT Long-Term U.S. Government Portfolio — Administrative Class Shares	0.475%	0.15%	0.04%		0.665%
PIMCO VIT Low Duration Portfolio — Administrative Class Shares	0.50%	0.15%	0.00%		0.65%
PIMCO VIT Real Return Portfolio — Administrative Class Shares	0.50%	0.15%	0.05%		0.70%
PIMCO VIT Total Return Portfolio — Administrative Class Shares	0.50%	0.15%	0.00%		0.65%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%	0.10%		1.35%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	0.00%		0.85%
T. Rowe Price Equity Index 500 Portfolio	0.40%	0.00%	0.00%		0.40%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	0.00%		1.05%
T. Rowe Price Limited-Term Bond Portfolio	0.70%	0.00%	0.01%		0.71%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	0.00%		0.85%
T. Rowe Price Personal Strategy Balanced Portfolio	0.90%	0.00%	0.13	%(aa)	1.03	%(bb)
UIF Emerging Markets Debt Portfolio — Class I	0.75%	0.00%	0.30%		1.05%
UIF U.S. Real Estate Portfolio — Class I	0.80%	0.00%	0.30%		1.10%
Van Eck VIP Multi-Manager Alternatives Fund — Initial Class	1.42%	0.00%	3.31%		4.73	%(cc)
Van Eck VIP Unconstrained Emerging Markets Bond Fund — Initial Class (formerly Van Eck VIP Global Bond Fund — Initial Class)	1.00%	0.00%	0.18%		1.18	%(dd)

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2012 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(a)	The management fee is 1.20% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 1.20% on assets up to $1 billion; and 1.19% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(c)	The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying)

12

fund fees and expenses) do not exceed 0.95% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(e)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1 billion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.58% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date.
(g)	The management fee is 0.73% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.73% on assets up to $1 billion; and 0.70% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.81% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(i)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.84%. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(j)	The management fee is as follows: 0.80% on assets up to $500 million; and 0.775% on assets over $500 million. New York Life Investments has contractually agreed to waive its management fee to 0.75% on assets up to $500 million; and 0.725% on assets over $500 million. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(k)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.85% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(l)	The management fee is 0.89% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.89% on assets up to $1 billion; and 0.88% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(m)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.97% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(n)	The Manager has contractually agreed to reimburse expenses through April 30, 2014 to the extent necessary to limit the Portfolio’s annual operating expenses to 0.99% of the Portfolio’s average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated.
(o)	Through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.49% for Class A and 0.74% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(p)	Through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.94% for Class A and 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(q)	Includes 0.01% acquired fund fees and expenses.
(r)	ING Investments, LLC is contractually obligated to limit expenses to 0.43% through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.
(s)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Series I shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
(t)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Series I shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
(u)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 1.04% of the Fund’s average daily net assets for the Standard Class (and 1.29% for the Service Class). The agreement will continue at least through April 30,2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(v)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% on the first $500 million of the Fund’s average daily net assets and 0.12% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue at least through April 30,2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(w)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.35% on the first $100 million of the Fund’s average daily net assets and 0.43% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(x)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.69% on the first $100 million of the Fund’s average daily net assets and 0.76% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

13

(y)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(z)	The management has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares.
(aa)	Includes Fee Waiver of 0.13%.
(bb)	T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.
(cc)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.00% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(dd)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

14

DEFINITIONS

Accumulation Unit: An accounting unit we use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 96 Investment Divisions of the Separate Account and the Fixed Account. Generally, policyowners may invest in a total of 20 Allocation Alternatives at any one time but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value: The Cash Value of the policy plus the value of the Deferred Premium Load Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An Internal Revenue Service (“IRS”) test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Deferred Premium Load Account: An account representing a portion of the cumulative Sales Expense Charge, State Premium Tax Charge, and Federal Premium Tax Charge collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The initial face amount of the policy shown on the Policy Data Page, plus or minus any changes made to the initial face amount. The initial value of the term insurance benefit provided through the Supplementary Term Rider may be referred to as the Term Face Amount.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

15

Issue Date: The date we issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Monthly Deduction Day: The date as of which we deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Premium: Premium you pay less the sales expense, state premium tax, and federal premium tax charges.

Planned Premium: The initial premium and the premium amounts for policy years 2-10 as set forth in the policy application and/or on Policy Data Page 2.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the Insured died while the policy is in effect.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Portfolios: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

Target Premium: An amount used to determine the Sales Expense Charge that is based on the Face Amount of the policy, or the Target Face Amount.

We, Us, or NYLIAC: New York Life Insurance and Annuity Corporation

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation (“NYLIAC”)

(a wholly owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

16

YOUR POLICY

The policy is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996 or to the Fixed Account.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load (“DPL”) Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also see the State Variations section of this prospectus for a summary of certain state variations to the policy’s free look provision.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

The Separate Account currently consists of 110 Investment Divisions and 96 are available under a policy. Generally, you may invest in a total of 20 Allocation Alternatives at any one time. (Certain policies may invest in a total of 35 Allocation Alternatives; contact us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

17

Specifically we reserve the right to:

•	add or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

(See the SAI for more information.)

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance. For policies issued before May 1, 2012, this rate will never be less than 3% per year. For policies issued on or after May 1, 2012, this rate will never be less than 1% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

You may reach us at our Service Office address listed on the first page of this prospectus.

All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same

18

investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses found at the end of this prospectus. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

19

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
MainStay VP Funds Trust: MainStay VP Bond—Initial Class	New York Life Investments	•	Seeks total return.

MainStay VP Cash Management	New York Life Investments	•	Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	Subadvisor: Cornerstone Capital Management Holdings LLC (“CCM”)	•	Seeks long-term growth of capital.

MainStay VP Convertible—Initial Class	Subadviser: MacKay Shields LLC (“MacKay”)	•	Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth —Initial Class (formerly MainStay VP Growth Equity)	Subadvisor: CCM	•	Seeks long-term growth of capital.

MainStay VP DFA / DuPont Capital Emerging Markets Equity—Initial Class	Subadvisor: Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”)	•	Seeks long-term capital appreciation.

MainStay VP Eagle Small Cap Growth—Initial Class	Subadvisor: Eagle Asset Management Inc.	•	Seeks long-term capital appreciation.

MainStay VP Floating Rate—Initial Class	New York Life Investments	•	Seeks high current income.

MainStay VP Government—Initial Class	Subadvisor: MacKay	•	Seeks current income.

MainStay VP High Yield Corporate Bond—Initial Class	Subadvisor: MacKay	•	Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	Subadvisor: Institutional Capital LLC (“ICAP”)	•	Seeks total return.

MainStay VP International Equity—Initial Class	Subadvisor: CCM	•	Seeks long-term growth of capital.

MainStay VP Janus Balanced–Initial Class	Subadvisor: Janus Capital Management LLC	•	Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	Subadvisor: Winslow Capital Management, Inc.	•	Seeks long-term growth of capital.

MainStay VP MFS Utilities—Initial Class	Subadvisor: Massachusetts Financial Services Company	•	Seeks total return.

MainStay VP Mid Cap Core—Initial Class	Subadvisor: CCM	•	Seeks long-term growth of capital.

MainStay VP S&P 500 Index—Initial Class	Subadvisor: CCM	•	Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP T. Rowe Price Equity Income—Initial Class	Subadvisor: T. Rowe Price Associates, Inc.	•	Seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

MainStay VP U.S. Small Cap—Initial Class	Subadvisor: Epoch	•	Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Van Eck Global Hard Assets—Initial Class	Subadvisor: Van Eck Associates Corporation	•	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares (formerly Invesco Van Kampen V.I. American Value Fund)	Invesco Advisers, Inc.	•	The fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Global Real Estate Fund—Series I Shares	Subadviser: Invesco Asset Management Limited	•	The fund’s investment objective is total return through growth of capital and current income.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	•	The fund’s investment objective is long-term growth of capital.

20

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Invesco Advisers, Inc.	•	The fund’s investment objective is long-term growth of capital.

The Alger Portfolios Alger SMidCap Growth Portfolio—Class I-2 Shares	Fred Alger Management, Inc.	•	Seeks long-term capital appreciation by focusing on smallcap or midcap companies that the Manager believes demonstrate promising growth potential.

AllianceBernstein® Variable Products Series Fund, Inc. AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein L.P.	•	Seeks long-term growth of capital.

American Century Variable Portfolios, Inc. American Century VP Inflation Protection —Class II Shares	American Century Investment Management, Inc.	•	Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century VP Value—Class II Shares		•	Seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series® American Funds Asset Allocation Fund—Class 2	Capital Research and Management Company (“CRMC”)	•	High total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Growth Fund—Class 1		•	Long-term growth of capital.

American Funds Global Small Capitalization Fund—Class 2		•	Long-term growth of capital.

American Funds Growth Fund—Class 2		•	Growth of capital.

American Funds Growth-Income Fund—Class 2		•	Long-term growth of capital and income.

American Funds International Fund—Class 2		•	Long-term growth of capital.

Davis Variable Account Fund, Inc. Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	•	Seeks long-term growth of capital.

Delaware VIP® Trust Delaware VIP® International Value Equity Series—Standard Class	Delaware Management Company	•	Seeks long-term growth without undue risk to principal.

Delaware VIP® Small Cap Value Series—Standard Class		•	Seeks capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Class	The Dreyfus Corporation	•	The portfolio seeks capital appreciation.

DWS Investments VIT Funds DWS Small Cap Index VIP—Class A Shares	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	•	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

DWS Variable Series I DWS Global Small Cap Growth VIP—Class A Shares	Deutsche Investment Management Americas Inc.	•	The fund seeks above-average capital appreciation over the long term.

DWS Variable Series II: DWS Small Mid Cap Value VIP—Class A (formerly DWS Dreman Small Mid Cap Value VIP)	Deutsche Investment Management Americas Inc. Subadviser: Dreman Value Management L.L.C.	•	The fund seeks long-term capital appreciation.

Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	•	Seeks long-term capital appreciation.

Fidelity® VIP Equity Income Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Growth Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks to achieve capital appreciation.

21

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
Fidelity® VIP Index 500 Portfolio—Initial Class	Subadvisers: FMRC and Geode Capital Management, LLC	•	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Subadvisers: FMRC and Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers	•	Seeks as high a level of current income as is consistent with the preservation of capital.

Fidelity® VIP Mid-Cap Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Money Market Portfolio—Initial Class	Subadvisers: FIMM and other investment advisers	•	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity® VIP Overseas Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Value Leaders Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Fidelity® VIP Value Strategies Portfolio—Service Class 2	Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Fidelity® Variable Insurance Products Freedom Funds Fidelity® VIP Freedom 2010 Portfolio—Initial Class	Strategic Advisers, Inc.	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class		•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class		•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class		•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

ING Variable Portfolios, Inc. ING Russell™ Mid Cap Index Portfolio—I	ING Investments, LLC Subadvisers: ING Investment Management Co.	•	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

Janus Aspen Series Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Janus Aspen Forty Portfolio—Institutional Shares		•	Seeks long-term growth of capital.

Janus Aspen Global Research Portfolio—Institutional Class (formerly Janus Aspen Worldwide Portfolio)		•	Seeks long-term growth of capital.

Lazard Retirement Series Lazard Retirement International Equity Portfolio—Service Class	Lazard Asset Management LLC	•	Seeks long-term capital appreciation.

Lincoln Variable Insurance Products Trust LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation Subadvisor—BAMCO, Inc.	•	Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

LVIP SSgA Bond Index Fund—standard Class	Subadviser: SSgA Funds Management, Inc.	•	Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

LVIP SSgA Developed International 150 Fund—Standard Class		•	Seeks to maximize long-term capital appreciation.

LVIP SSgA Emerging Markets 100 Fund—Standard Class		•	Seeks to maximize long-term capital appreciation.

LVIP SSgA International Index Fund—Standard Class		•	Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.

Lord Abbett Series Fund, Inc. Lord Abbett Series—Mid Cap Stock Portfolio	Lord, Abbett & Co. LLC (“Lord Abbett”)	•	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

22

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
MFS® Variable Insurance Trust: MFS® Value Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	•	Seeks capital appreciation.

MFS® Variable Insurance Trust II MFS® Global Tactical Allocation Portfolio—Initial Class		•	Seeks total return.

MFS® International Value Portfolio—Initial Class		•	Seeks capital appreciation.

Neuberger Berman Advisers Management Trust Neuberger Berman AMT Large Cap Value—Class I	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	•	The Fund seeks long-term growth of capital.

Northern Lights Variable Trust TOPS™ Aggressive Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, Inc.	•	Seeks capital appreciation.

TOPS™ Balanced ETF Portfolio—Class 2 Shares		•	Seeks income and capital appreciation.

TOPS™ Capital Preservation ETF Portfolio—Class 2 Shares		•	Seeks to preserve capital and provide moderate income and moderate capital appreciation.

TOPS™ Growth ETF Portfolio—Class 2 Shares		•	Seeks capital appreciation.

TOPS™ Moderate Growth ETF Portfolio—Class 2 Shares		•	Seeks capital appreciation.

TOPS™ Managed Risk Balanced ETF Portfolio—Class 2 Shares (formerly TOPS™ Protected Balanced ETF Portfolio)	Subadviser: Milliman, Inc.	•	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS™ Managed Risk Growth ETF Portfolio—Class 2 Shares (formerly TOPS™ Protected Growth ETF Portfolio)		•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS™ Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares (formerly TOPS™ Protected Moderate Growth ETF Portfolio)		•	Seeks capital appreciation with less volatility than the equity markets as a whole.

Oppenheimer Variable Account Funds Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	Oppenheimer Funds, Inc.	•	The Fund seeks capital appreciation by investing in securities of well-known established companies.

PIMCO Variable Insurance Trust: PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	Pacific Investment Management Company LLC (“PIMCO”)	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO High Yield Portfolio—Administrative Class Shares		•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares		•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Low Duration Portfolio—Administrative Class Shares		•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Real Return Portfolio—Administrative Class Shares		•	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO Total Return Portfolio—Administrative Class Shares		•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

23

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	•	Seeks long-term growth of capital.

T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth. Income is a secondary objective.

T. Rowe Price Equity Index 500 Portfolio		•	Seeks to match the performance of the Standard & Poor’s 500 Stock Index®.

T. Rowe Price New America Growth Portfolio		•	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

T. Rowe Price Personal Strategy Balanced Portfolio		•	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	•	Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	•	Seeks a high level of income consistent with moderate fluctuations in principal value.

The Universal Institutional Funds, Inc.: UIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley Investment Management Inc.	•	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.	•	Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Van Eck VIP Trust Van Eck VIP Multi-Manager Alternatives Fund

Van Eck Associates Corporation

Subadvisers: Acorn Derivatives Management Corp.; Coe Capital Management, LLC; Dix Hills Partners, LLC; Horizon Asset Management LLC, KeyPoint Capital Management, LLC, Martingale Asset Management, L.P., Millrace Asset Group, Inc., River Park Advisors, LLC, SW Asset Management, LLC and Tiburon Capital Management, LLC

		•	Seeks to achieve consistent absolute (positive) returns in various market cycles.

Van Eck VIP Unconstrained Emerging Markets Bond Fund (formerly Van Eck VIP Global Bond Fund)	Van Eck Associates Corporation	•	Seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for

24

your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

INVESTMENT RETURN

The investment return of a policy is based on:

•	the Accumulation Units held in each Investment Division for that policy;

•	the investment experience of each Investment Division as measured by its actual net rate of return;

•	the interest rate credited on amounts held in the Fixed Account; and

•	the interest rate credited on amounts held in the Loan Account, if any.

The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Funds may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance charge, per thousand Face Amount charge, or rider charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

25

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state premium tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

Current—The Sales Expense Charge is deducted as follows: (1) During the First Policy Year, we currently deduct a Sales Expense Charge of 14% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached, we currently deduct a Sales Expense Charge of 2% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, we currently expect to deduct a Sales Expense Charge of 10% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a Sales Expense Charge of 2% from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, we currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, we expect to deduct a Sales Expense Charge of 2% from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, we do not currently expect to deduct a sales expense charge from any premiums paid.

Guaranteed maximum—We may change the Sales Expense Charge at any time. During the first Policy Year, We guarantee that any Sales Expense Charge we deduct will never exceed 15.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge for more than 3% from any additional premiums in that Policy Year. During Policy Years 2-7, we guarantee that any Sales Expense Charge we deduct will never exceed 11.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, we guarantee that any Sales Expense Charge we deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a Sales Expense Charge of more than 3% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

26

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from zero to 3.50% (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a “State Premium Tax Charge Back”, and the rate may not be changed for the life of the policy. The amount we deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2%) represents the approximate average of taxes assessed by the jurisdictions.

During the first 7 Policy Years, we currently deduct 2% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. We will not impose a state premium tax charge greater than 2%.

Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25%.

During Policy Years one through seven, we currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, we expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, we deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the Policy Application. If no expense charge allocation is in effect, monthly deductions will be made pro rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 annually).

If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $11.00 ($132.00 annually).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

27

a times (b - c)
Where:	a = the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of death benefit as of the Monthly Deduction Day divided by 1.0032737, and for

c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge could be as little as zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, we include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.05% less than the rate we charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

MORTALITY AND EXPENSE RISK CHARGE

Current—We currently expect to deduct on each monthly deduction day a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year one, or $2.50 per $1,000, and 0.45% in Policy Years two through ten, or $4.50 per $1,000, and 0.25% in Policy Years 11 and following or $2.50 per $1,000 of the separate account value of each Investment Division’s assets.

Guaranteed Maximum—We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division’s assets.

The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than what we estimated. We may increase or decrease the current Mortality and Expense Risk Charge if the mortality risk profile of policyholders changes, or if a change in law, regulation or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. We will notify policyholders at least 30 days before the change by prospectus supplement and letter.

28

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

ALLOCATING EXPENSE CHARGE DEDUCTIONS

You can choose the source from which NYLIAC deducts certain policy expenses, including the cost of insurance charge, any rider charges, and the Mortality and Expense Risk charge. When you complete the policy application, you may instruct NYLIAC to have expenses deducted from any of the Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, we will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you haven’t given us instructions on how you would like us to allocate these expense charge deductions, we will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Annual Portfolio Company Operating Expenses” for more information.)

TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, we reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

HOW THE POLICY WORKS

This example is based on the charges applicable to a policy issued on or after the date of this prospectus during the First Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,768.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.12% for all years:

Premium Paid		$7,500.00
less:	Below Target Premium Sales Expense Charge	1,050.00
	Above Target Premium Sales Expense Charge	0.00
	State Tax Charge (2%)	150.00
	Federal Tax Charge (1.25%)	93.75

equals:	Net Premium	$6,206.25
less:	Mortality and Expense Risk charge (varies monthly)	15.64
less:	Charges for Cost of Insurance (varies monthly)	192.46

29

	Monthly contract charge ($5.00 per month in Policy Years 2 and following)	0.00
plus:	Net investment performance (varies daily)	314.20

equals:	Cash Value	$6,312.35
plus:	Deferred Premium Load Account	1,423.13

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,735.48

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the policyowner (or contract owner), the Insured and the beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

Policyowner: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	delete riders

•	change beneficiary

•	change underlying investment options

•	take a loan against or take a partial withdrawal from the value of the policy

The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent to the Service Office at the address noted on the first page of this prospectus. When we record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

Insured: This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the Insured.

Beneficiary: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy” and “IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the

30

policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation options, including 96 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions and interest accrued on Policy Debt.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $100,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

CASH VALUE

After the free look period, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges we deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less policy debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

31

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Funds and Eligible Portfolios” for our list of available Investment Divisions) and the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 97 Allocation Alternatives. Certain policies can allocate among 35 Allocation Alternatives; contact us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

We determine Accumulation Unit values for the Investment Divisions as of the end of each Valuation Day. A “Valuation Day” is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1) the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b = the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

If your policy was issued before May 1, 2012, you can choose to allocate all or part of your Net Premium payments to the Fixed Account. If your policy was issued on or after May 1, 2012, we can limit the amount of Net Premium that can be allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account. The premium allocation form will describe the current limit, and we will provide you with 30 days notice of any change in that limit.

The amount you have in the Fixed Account equals:

(1)	the sum of the Net Premium Payments you have allocated to the Fixed Account;

plus (2)	any transfers you have made from the Separate Account to the Fixed Account;

32

plus (3) any interest credited to the Fixed Account;

less (4) any amounts you have withdrawn from the Fixed Account;

less (5) any charges We have deducted from the Fixed Account;

less (6) any transfers you have made from the Fixed Account to the Separate Account.

TRANFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

If your policy was issued before May 1, 2012, you may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations, as described below.

If your policy was issued on or after May 1, 2012, you may transfer all or part of the Cash Value among the Investment Divisions. Currently, you can make transfers of all or part of the Cash Value from the Investment Divisions to the Fixed Account, but we have the right to establish limits in the future on those transfers. These limits can include allowing no transfers from the Investment Divisions to the Fixed Account. We will provide you 30 days notice before imposing any such limits on transfers.

If, after a transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount as part of the transfer.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless we agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

The policyowner may make transfers from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year’s transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate in the application), or another date you request and we approve, the 20% maximum transfer limitation will not apply for a one-time transfer. If your policy was issued on or after May 1, 2012, we have the right to further limit transfers from the Fixed Account to the Investment Divisions, including not allowing transfers from the Fixed Account to the Investment Divisions. We will provide 30 days notice if we change existing limits on transfers from the Fixed Account to the Investment Divisions.

•	Minimum Transfer—The minimum amount that may be transferred is $500, unless We agree otherwise.

•

Minimum Remaining Value—The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer.

Transfer requests must be made in writing on a form we have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office at

33

the address noted on the first page of this prospectus. We may permit, in certain limited circumstances for a limited category of policies, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

The procedures described herein are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

34

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on our standards and limits for issuing insurance and classifying risks. An additional “Term Insurance Benefit” is provided by a Supplementary Term Rider (“STR”) and is subject to the terms of both the policy and the rider. The STR is not available to policyholders who elect the Guideline Premium Test (see “Premium Payments” for more information.)

•

Supplementary Term Rider: This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit (“Term Face Amount”), when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

•	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

•	Option 2—The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

•	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the policyowner may:

35

•	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

•

Convert this rider to increase the Face Amount of the base policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

The policyowner may request changes to the policy under this rider if:

(a) the Target Face Amount is not decreased to an amount below $101,000, unless the decrease is due to a partial withdrawal under the policy.

(b) the Term Insurance Benefit does not exceed 10 times the policy’s death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

(a) the Monthly Deduction Day on or next following our receipt of the policyowner’s signed request to cancel the rider,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the rider is fully converted, or

(d) the date the policy ends or is surrendered.

•

Term Rider vs. Base Policy Coverage: You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider may have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See “DEDUCTIONS FROM PREMIUM PAYMENTS—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under the term rider since this can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. In general, these rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the term rider are higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

Compensation for Policy Sales: Generally, agents receive higher compensation for sales of the same death benefit through base policy coverage than for sales of term rider coverage. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

36

You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your Registered Representative to review your various options. For more information about comparing term rider and base policy coverage, see the “Distribution and Compensation Arrangements” section.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Service Office address noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer $100);

•	the Investment Division you want to transfer money from;

•	the Investment Division(s) and/or Fixed Account you want to transfer money to;

•	the date on which you want the transfers to be made, within limits; and

•	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations we may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Service Office address listed on the first page of this prospectus (or any other address we indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

To cancel the Dollar Cost Averaging option, we must receive a written request, in a form acceptable to us, and sent to the Service Office address listed on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the Automatic Asset Reallocation (“AAR”) feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in a form acceptable to us to the Service Office address listed on the first page of this prospectus. For example, you

37

could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations we may impose on the number of free transfers.

To cancel the AAR feature, we must receive a written request in a form acceptable to us at our Service Office listed on the first page of this prospectus. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange in a form acceptable to us to our Service Office address listed on the first page of this prospectus. You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

38

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premium payments must be sent to our Service Office at the address noted on the first page of this prospectus. You specify premium amounts and payment intervals in the application and the amount of the first premium is set forth on the Policy Data Page. The first premium and the subsequent premiums listed in your application are designated as the Planned Premiums. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the telephone number listed on the first page of this prospectus to determine if we have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must also be sent to the Service Office address listed on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC’s Service Office at the address noted on the first page

39

of the prospectus (or any other address we indicate to you in writing) or the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, or the date we receive your policy delivery receipt, whichever is later, we will then allocate the Net Premium plus any accrued interest to the Investment Divisions of the Separate Account or the Fixed Account according to the instructions in your Premium Allocation Form. If you cancel your policy, however, we will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either NYLIAC’s Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

When we receive a premium payment, we deduct the sales expense, state premium tax, and federal premium tax charges that apply. The balance of the premium is called the “Net Premium.” We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.

If you elect the Guideline Premium Test (“GPT”) to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Life Insurance Benefit Options” for more information. You may call the telephone number listed on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office address listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, we will reverse allocations to the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time we agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy on or after the first policy anniversary, under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office noted on the first page of this prospectus. The amount of an

40

increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the request for the increase. An increase in Face Amount may increase the cost of insurance charge and the per thousand Face Amount charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office noted on the first page of this prospectus. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner’s signed request for the decrease in a form acceptable to us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.

A policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your beneficiary in one sum when we receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2)	any additional death benefits available under the riders you have chosen;

less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

less 4)	any outstanding policy charges.

We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds. See “Life Insurance Benefit Options” for more information.

The value of any additional benefits provided by the Term riders are added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

BENEFICIARIES OR PAYEES

You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

41

•

To change a revocable beneficiary while the Insured is living, you must send a written request in a form acceptable to us to our Service Office at the address listed on the first page of this prospectus (or any other address we indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments we made or actions we have already taken.

•

If no beneficiary is living when the Insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

•

If the policy is still in effect, we will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements at our Service Office at the address listed in the first page of this prospectus (or any other address we indicate to you in writing).

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

(b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

•

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest to Policy Proceeds from the date of death to the date of payment. Interest will accrue at the rate we set that is in effect on the date of death.

LIFE INSURANCE BENEFIT OPTIONS

The Life Insurance Benefit is the amount payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary this death

42

benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. The death benefit will be paid in one sum.

The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any additional benefits provided by the Term rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations”—“Life Insurance Status of Policy”—“Pension Protection Act of 2006—Impact on Employer-Owned Policies” for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy’s Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The death benefit will vary depending on which table you select. If you do not choose a table, the Corridor table will be used. Once the policy is issued, you may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test (“GPT”) and a cash value corridor test or (2) a Cash Value Accumulation Test (“CVAT”). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

43

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$107,500	$86,000
(5) Death Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$25,000
(3) Percentage on Date of Death from Corridor Table	337%	337%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$168,500	$84,250
(5) Death Benefit = Greater of (1) and (4)	$168,500	$100,000

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first Policy Anniversary, you can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date we approve the policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request to our Service Office in a form acceptable to us at the address listed on the first page of this prospectus (or any other address we indicate to you in writing).

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor policyowner can be named in the application, or in a signed written request, in a form acceptable to us, containing the information we need, sent to our Service Office at the address listed on the first page of this prospectus. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the

44

original policyowner and the original policyowner dies before the Insured, the original policyowner’s estate becomes the new policyowner.

The policyowner can also change the policyowner by sending a signed written request, in a form acceptable to us, to our Service Office at the address listed on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner’s signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

If the policyowner increased the Face Amount or Term Face Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Policy Face or Term Face Amount, the only amount payable with respect to that increase will be the total Cost of Insurance we deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

45

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at our Service Office at the address noted on the first page of this prospectus or any other address we indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal of the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the surrender proceeds. To withdraw funds from the policy, we must receive the policyowner’s signed request in a form acceptable to us at our Service Office address listed on the first page of this prospectus.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

(a) is zero, and

(b) is the partial withdrawal less the greater of

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the partial withdrawal, the policy Face Amount will be reduced by the difference between:

(a) the amount of the partial withdrawal less the Cumulative Premium Amount immediately prior to the surrender; and

(b) the greater of:

46

(i) the ACSV of the policy immediately prior to the partial withdrawal, less the Cumulative Premium Amount, minus the policy Face Amount divided by the applicable percentage shown in the policy, for the Insured’s age at the time of the partial withdrawal, or

(ii) zero.

If the above results in zero or a negative amount, there will be no adjustment in the policy Face Amount.

Any decrease in policy Face Amount caused by payment of a partial withdrawal will first be applied against the most recent policy Face Amount increase. It will then be applied to other policy Face Amount increases in the reverse order in which they took place, and then to the Initial Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the policyowner’s signed request in a form acceptable to Us at our Service Office.

A partial withdrawal may result in taxable income and penalty tax to you. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon surrender, you will receive the full Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which we receive your signed request, in a form acceptable to us, at our Service Office, unless a later effective date is selected. All insurance will end on the date we receive your request for full cash surrender at our Service Office.

You are eligible to receive the ACSV provided that (i) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (ii) that the owner has not been changed. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to a percentage of the cumulative sales expense charge, state premium tax charge, and federal premium tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the Monthly Deduction Day. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Year 1	0.0000%	Policy Year 12	100.0%
Policy Year 2	0.8242%	Policy Year 13	100.0%
Policy Year 3	0.8742%	Policy Year 14	100.0%
Policy Year 4	1.0129%	Policy Year 15	100.0%

47

Policy Year 5	1.0596%	Policy Year 16	100.0%
Policy Year 6	1.1538%	Policy Year 17	100.0%
Policy Year 7	1.2490%	Policy Year 18	100.0%
Policy Year 8	1.3452%	Policy Year 19	100.0%
Policy Year 9	1.4424%	Policy Year 20	100.0%
Policy Year 10	1.5408%
Policy Year 11	6.4377%

The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge, state tax charge and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2	99.1716%	Policy Year 12	0.0%
Policy Year 3	99.1258%	Policy Year 13	0.0%
Policy Year 4	98.9871%	Policy Year 14	0.0%
Policy Year 5	98.9404%	Policy Year 15	0.0%
Policy Year 6	98.8462%	Policy Year 16	0.0%
Policy Year 7	98.7510%	Policy Year 17	0.0%
Policy Year 8	98.6548%	Policy Year 18	0.0%
Policy Year 9	98.5576%	Policy Year 19	0.0%
Policy Year 10	98.4592%	Policy Year 20	0.0%
Policy Year 11	93.5623%

(d) is the interest credited for the prior month.

The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which we declare periodically. Such rate will be declared at least annually.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in a form acceptable to us and the policy to our Service Office at the address noted on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day we receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

LOANS

Using the policy as sole security, any time after the first policy anniversary the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of your

48

policy’s Cash Value, less any Policy Debt. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers. The effective date of the loan is the Business Day we receive your loan request in a form acceptable to us at the Service Office listed on the first page of this prospectus, if we receive it before the NYSE closes. Requests received after the NYSE closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this monthly. Amounts first will be transferred to the Fixed Account up to an amount equal to the total amounts that had previously been transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred out of the Loan Account will be allocated according to the policyowner’s premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The balance in the Loan Account earns interest at a rate we determine, which will never be more than 2% lower than the rate we charge for policy loans or less than 3.00% per annum. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the effective annual rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is the same as the effective annual rate we charge for loan interest. These rates are not guaranteed. We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently we charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If we have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

49

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

If a loan is outstanding when the death benefit or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See, “TERMINATION AND REINSTATEMENT—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned Amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you (See “Federal Income Tax Considerations” for more information.).

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

50

If the Insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in a form acceptable to us to the Service Office address listed on the first page of this prospectus within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to us at our Service Office.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and

51

foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

52

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $115,000 (for 2013), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance

53

policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

54

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The policy provides that your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations. However, these regulations have not been finalized. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

55

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have

56

either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning in 2014.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Commission rates will vary depending on whether the Supplementary Term Rider (“STR”) has been added. Compensation rates for policies with the same initial death benefit are lower for policies with the STR added than for policies without the STR. This could influence your registered representative’s advice to you about the relative amounts of base policy and term insurance coverage you should purchase.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2012, 2011 and 2010 were $4,155,017, $3,882,621 and $4,938,015, respectively. NYLIFE Distributors did not retain any of these commissions.

We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive additional compensation based on a percentage of a policy’s cash value.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who

57

are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing your policy’s Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2012, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

58

STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review your Policy.

California:

•

Free Look. Within 10 days after delivery (30 days if you are 60 years old or more and you, not your employer, own the policy), you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date we are notified. The amount we refund will equal the policy’s Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

District of Columbia:

•

Free Look. Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

New York:

•

Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy’s Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

North Carolina:

•

Free Look. Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

Oklahoma:

•

Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

59

APPENDIX A

ILLUSTRATIONS

The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 45 with a planned annual premium of $21,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-10, and 0.25% thereafter (on a current basis) of the Cash Value allocated to the Separate Account.
Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.83% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

A-1

TABLE 1

NEW YORK LIFE CORPEXEC VARIABLE UNIVERSAL LIFE 6 INSURANCE POLICY

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	16,561	17,573	18,248	20,546	21,558	22,233
2	1,000,000	1,000,000	1,000,000	33,581	36,676	38,809	40,317	43,413	45,546
3	1,000,000	1,000,000	1,000,000	50,051	56,329	60,795	59,475	65,753	70,220
4	1,000,000	1,000,000	1,000,000	66,059	76,641	84,418	77,942	88,524	96,301
5	1,000,000	1,000,000	1,000,000	81,748	97,788	109,969	95,944	111,985	124,165
6	1,000,000	1,000,000	1,000,000	98,839	121,632	139,507	113,429	136,222	154,098
7	1,000,000	1,000,000	1,000,000	115,586	146,472	171,488	130,382	161,268	186,284
8	1,000,000	1,000,000	1,000,000	132,498	172,896	206,687	146,823	187,221	221,012
9	1,000,000	1,000,000	1,000,000	149,050	200,430	244,824	162,771	214,152	258,545
10	1,000,000	1,000,000	1,000,000	165,241	229,132	286,165	178,249	242,139	299,172
15	1,000,000	1,000,000	1,204,841	241,410	394,545	555,226	241,410	394,545	555,226
20	1,000,000	1,135,986	1,802,284	307,544	601,051	953,589	307,544	601,051	953,589
25	1,000,000	1,271,018	2,398,044	279,143	761,089	1,435,954	279,143	761,089	1,435,954
Assuming a fund fee average of 0.83% 0% gross = –0.83% net 6% gross = 5.12% net 10% gross = 9.09% net

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

A-2

TABLE 2

NYLIAC CORPEXEC VARIABLE UNIVERSAL LIFE 6 INSURANCE POLICY

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	14,029	14,947	15,560	18,019	18,937	19,550
2	1,000,000	1,000,000	1,000,000	28,460	31,209	33,106	34,922	37,671	39,567
3	1,000,000	1,000,000	1,000,000	42,466	47,976	51,901	51,116	56,626	60,552
4	1,000,000	1,000,000	1,000,000	56,059	65,277	72,062	66,503	75,720	82,505
5	1,000,000	1,000,000	1,000,000	69,360	83,257	93,824	81,323	95,219	105,787
6	1,000,000	1,000,000	1,000,000	82,269	101,841	117,222	95,417	114,988	130,369
7	1,000,000	1,000,000	1,000,000	94,691	120,959	142,298	108,707	134,975	156,313
8	1,000,000	1,000,000	1,000,000	108,034	142,128	170,747	121,420	155,514	184,133
9	1,000,000	1,000,000	1,000,000	120,794	163,872	201,242	133,494	176,572	213,942
10	1,000,000	1,000,000	1,000,000	132,887	186,141	233,895	144,866	198,119	245,873
15	1,000,000	1,000,000	1,000,000	182,478	305,646	436,795	182,478	305,646	436,795
20	1,000,000	1,000,000	1,367,632	210,901	441,247	723,615	210,901	441,247	723,615
25	1,000,000	1,000,000	1,697,911	130,368	506,610	1,016,713	130,368	506,610	1,016,713
Assuming a fund fee average of 0.83% 0% gross = –0.83% net 6% gross = 5.12% net 10% gross = 9.09% net

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

A-3

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL VI. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page
Financial Statement	2
NYLIAC & Separate Account Financial Statements	F-1

Information about CorpExec VUL VI, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL VI are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

60

Statement of Additional Information

dated

May 1, 2013

for

Corporate Executive Series VI

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC CorpExec VUL VI Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL VI prospectus dated May 1, 2013 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL VI prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL VI prospectus.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2012, 2011 and 2010 were $4,155,017, $3,882,621 and $4,938,015, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NFP Securities, Inc., 1250 Capital of Texas Highway, Austin, Texas 78746, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2012, in addition to the commissions described above, NFP Securities, Inc. and its affiliate, NFP Insurance Services, Inc., received override payments of $127,306 based on a percentage of the commissions its affiliated registered representatives received.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

2

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2012 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

3

NYLIAC Corporate Sponsored

Variable Universal Life

Separate Account-I

Financial Statements

(This page intentionally left blank)

(This page intentionally left blank)

Statement of Assets and Liabilities

As of December 31, 2012

	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class

ASSETS:
Investment at net asset value	$50,513,360	$127,995,554	$115,207,026
Dividends due and accrued	—	1,120	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	23,202	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(24,322)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	34	167	2,168

Total net assets	$50,513,326	$127,995,387	$115,204,858

Total shares outstanding	3,417,862	127,974,174	6,261,070

Net asset value per share (NAV)	$14.78	$1.00	$18.40

Total units outstanding	3,170,514	109,156,072	6,500,340

Variable accumulation unit value (lowest to highest)	$15.82 to $21.40	$1.15 to $1.31	$14.85 to $18.01

Identified cost of investment	$50,799,522	$127,970,968	$109,540,483

Statement of Operations For the year ended December 31, 2012
	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$1,253,401	$12,519	$1,820,252
Mortality and expense risk charges	(3,493)	(30,123)	(257,931)

Net investment income (loss)	1,249,908	(17,604)	1,562,321

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	6,541,592	32,498,638	3,717,598
Cost of investments sold	(6,428,358)	(32,501,662)	(2,946,358)

Net realized gain (loss) on investments	113,234	(3,024)	771,240
Realized gain distribution received	1,734,372	—	—
Change in unrealized appreciation (depreciation) on investments	(824,727)	3,028	14,226,534

Net gain (loss) on investments	1,022,879	4	14,997,774

Net increase (decrease) in net assets resulting from operations	$2,272,787	$(17,600)	$16,560,095

Not all investment options are available under all policies.

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP Convertible— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

$1,171,108	$13,881,591	$5,408,172	$1,253,538	$2,840,575	$6,749,043	$29,606,316
—	—	—	5,264	—	—	—
—	39,260	—	—	—	—	311
—	(142)	—	(5,264)	—	—	(311)

11	8	—	—	—	6	4

$1,171,097	$13,920,701	$5,408,172	$1,253,538	$2,840,575	$6,749,037	$29,606,312

100,135	1,371,943	541,066	133,976	239,890	244,184	2,905,433

$11.70	$10.12	$10.00	$9.32	$11.84	$27.64	$10.19

64,717	1,324,621	537,440	94,821	186,027	491,047	1,554,008

$14.94 to $19.72	$10.49 to $10.51	$10.06 to $10.06	$13.22 to $13.22	$15.27 to $15.27	$12.82 to $13.78	$19.02 to $27.25

$1,111,068	$13,033,081	$5,309,658	$1,227,906	$2,829,369	$5,390,082	$28,397,938

MainStay VP Convertible— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class(a)	MainStay VP Eagle Small Cap Growth— Initial Class(a)	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

$33,524	$—	$—	$46,088	$73,822	$28,292	$1,538,351
(1,334)	(598)	—	—	—	(813)	(360)

32,190	(598)	—	46,088	73,822	27,479	1,537,991

72,985	3,266,151	3,466,166	77,581	462,701	1,150,698	4,089,684
(77,880)	(3,367,564)	(3,540,451)	(73,060)	(448,560)	(758,262)	(3,812,428)

(4,895)	(101,413)	(74,285)	4,521	14,141	392,436	277,256
4,216	—	—	—	—	—	—
46,368	848,368	98,514	25,226	11,618	576,459	1,442,195

45,689	746,955	24,229	29,747	25,759	968,895	1,719,451

$77,879	$746,357	$24,229	$75,835	$99,581	$996,374	$3,257,442

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class

ASSETS:
Investment at net asset value	$246,712,530	$7,267,512	$41,285,835
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	608	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(608)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	4,730	178	766

Total net assets	$246,707,800	$7,267,334	$41,285,069

Total shares outstanding	17,933,170	464,989	3,401,611

Net asset value per share (NAV)	$13.76	$15.63	$12.14

Total units outstanding	13,966,930	532,362	2,356,522

Variable accumulation unit value (lowest to highest)	$15.72 to $17.79	$13.65 to $13.65	$16.08 to $20.27

Identified cost of investment	$226,147,547	$6,792,390	$43,986,990

Statement of Operations (Continued) For the year ended December 31, 2012
	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$5,099,137	$297,969	$722,825
Mortality and expense risk charges	(558,151)	(20,851)	(90,485)

Net investment income (loss)	4,540,986	277,118	632,340

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,187,362	666,914	7,361,021
Cost of investments sold	(4,765,426)	(654,111)	(7,810,397)

Net realized gain (loss) on investments	421,936	12,803	(449,376)
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	28,085,268	638,548	7,070,723

Net gain (loss) on investments	28,507,204	651,351	6,621,347

Net increase (decrease) in net assets resulting from operations	$33,048,190	$928,469	$7,253,687

(a)	For the period May 1,2012 (commencement to Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Small Cap— Initial Class

$8,336,311	$78,704	$2,846,491	$56,233,851	$151,723,189	$23,560,235	$6,752,984
—	—	—	—	—	—	—
21,000	—	—	—	—	(48,623)	265
—	—	—	—	—	112,595	(265)

42	2	2	1,026	3,218	29	—

$8,357,269	$78,702	$2,846,489	$56,232,825	$151,719,971	$23,624,178	$6,752,984

790,191	4,664	261,272	4,596,861	5,244,135	2,194,585	671,070

$10.55	$16.88	$10.89	$12.23	$28.93	$10.79	$10.06

809,614	8,904	266,639	2,362,697	10,090,903	2,246,081	470,275

$10.31 to $10.33	$8.51 to $14.96	$10.66 to $10.68	$18.40 to $24.54	$14.82 to $15.42	$10.55 to $10.57	$14.36 to $14.36

$8,059,438	$51,717	$2,660,263	$51,791,569	$134,999,143	$22,342,627	$5,523,836

MainStay VP Janus Balanced— Initial Class(a)	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class(a)	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class(a)	MainStay VP U.S. Small Cap— Initial Class

$—	$—	$—	$416,775	$2,490,477	$—	$31,372
(3,383)	(223)	(146)	(120,566)	(391,760)	(2,338)	—

(3,383)	(223)	(146)	296,209	2,098,717	(2,338)	31,372

3,884,074	7,371	421,089	2,281,943	8,427,638	4,233,301	1,562,969
(3,840,538)	(4,884)	(416,012)	(2,051,657)	(7,448,824)	(4,268,331)	(1,303,144)

43,536	2,487	5,077	230,286	978,814	(35,030)	259,825
—	—	—	4,397,136	—	—	—
276,873	6,993	186,228	3,449,199	17,615,039	1,330,203	551,012

320,409	9,480	191,305	8,076,621	18,593,853	1,295,173	810,837

$317,026	$9,257	$191,159	$8,372,830	$20,692,570	$1,292,835	$842,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger Small Cap Growth Portfolio— Class I-2 Shares	Alger SMid Cap Growth Portfolio— Class I-2 Shares

ASSETS:
Investment at net asset value	$2,982,918	$—	$298,320
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	261	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(261)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$2,982,918	$—	$298,320

Total shares outstanding	328,418	—	33,073

Net asset value per share (NAV)	$9.08	$—	$9.02

Total units outstanding	307,744	—	27,951

Variable accumulation unit value (lowest to highest)	$9.69 to $9.69	$—	$10.67 to $10.67

Identified cost of investment	$2,999,112	$—	$305,812

Statement of Operations (Continued) For the year ended December 31, 2012
	MainStay VP Van Eck Global Hard Assets— Initial Class(a)	Alger Small Cap Growth Portfolio— Class I-2 Shares	Alger SMid Cap Growth Portfolio— Class I-2 Shares

INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$—
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	—	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	169,752	14,409	36,150
Cost of investments sold	(177,881)	(12,229)	(35,697)

Net realized gain (loss) on investments	(8,129)	2,180	453
Realized gain distribution received	—	—	17,716
Change in unrealized appreciation (depreciation) on investments	(16,455)	(589)	2,967

Net gain (loss) on investments	(24,584)	1,591	21,136

Net increase (decrease) in net assets resulting from operations	$(24,584)	$1,591	$21,136

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

AllianceBernstein® VPS International Value Portfolio— Class A Shares	AllianceBernstein® VPS Small/Mid Cap Value Portfolio— Class A Shares	American Century VP Inflation Protection— Class II Shares	American Century VP Value— Class II Shares	American Funds Asset Allocation Fund— Class 2 Shares	American Funds Global Growth Fund— Class 1 Shares	American Funds Global Small Capitalization Fund— Class 2 Shares

$22,385	$3,384,585	$327,946	$3,429,852	$889,296	$973,260	$1,014,438
—	—	—	—	—	—	—
—	184	—	47	—	11	—
—	(184)	—	(47)	—	(11)	—

—	—	—	14	—	—	—

$22,385	$3,384,585	$327,946	$3,429,838	$889,296	$973,260	$1,014,438

1,727	191,534	27,261	525,238	48,569	41,274	51,079

$12.96	$17.67	$12.03	$6.53	$18.31	$23.58	$19.86

3,964	254,221	31,414	252,631	71,763	77,428	93,426

$5.65 to $5.65	$13.31 to $13.31	$10.44 to $10.44	$13.38 to $14.44	$12.39 to $12.39	$12.57 to $12.57	$7.74 to $10.87

$22,227	$3,087,972	$327,682	$3,230,180	$825,127	$849,947	$959,377

AllianceBernstein® VPS International Value Portfolio— Class A Shares	AllianceBernstein® VPS Small/Mid Cap Value Portfolio— Class A Shares	American Century VP Inflation Protection— Class II Shares(a)	American Century VP Value— Class II Shares	American Funds Asset Allocation Fund— Class 2 Shares	American Funds Global Growth Fund— Class 1 Shares	American Funds Global Small Capitalization Fund— Class 2 Shares

$348	$18,722	$3,018	$58,962	$15,567	$10,601	$17,811
—	—	—	(1,658)	—	—	(7)

348	18,722	3,018	57,304	15,567	10,601	17,804

655,447	542,430	799	611,712	158,320	259,680	630,721
(791,766)	(425,653)	(793)	(514,025)	(136,679)	(240,993)	(703,997)

(136,319)	116,777	6	97,687	21,641	18,687	(73,276)
—	109,109	—	—	—	—	—
123,092	240,855	263	259,578	54,700	152,467	197,385

(13,227)	466,741	269	357,265	76,341	171,154	124,109

$(12,879)	$485,463	$3,287	$414,569	$91,908	$181,755	$141,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	American Funds Growth Fund— Class 2 Shares	American Funds Growth-Income Fund— Class 2 Shares	American Funds International Fund— Class 2 Shares

ASSETS:
Investment at net asset value	$9,315,970	$700,944	$14,518,319
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(5,789)	349	385
Net receivable from (payable to) the Fund for shares sold or purchased	5,789	(349)	(385)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$9,315,970	$700,944	$14,518,319

Total shares outstanding	154,206	18,321	823,946

Net asset value per share (NAV)	$60.45	$38.24	$17.62

Total units outstanding	796,578	67,939	1,355,118

Variable accumulation unit value (lowest to highest)	$11.70 to $11.70	$10.31 to $10.31	$10.71 to $10.71

Identified cost of investment	$8,223,710	$590,006	$13,774,967

Statement of Operations (Continued) For the year ended December 31, 2012
	American Funds Growth Fund— Class 2 Shares	American Funds Growth-Income Fund— Class 2 Shares	American Funds International Fund— Class 2 Shares

INVESTMENT INCOME (LOSS):
Dividend income	$72,348	$10,969	$205,229
Mortality and expense risk charges	—	—	—

Net investment income (loss)	72,348	10,969	205,229

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,267,210	65,944	3,385,452
Cost of investments sold	(992,204)	(43,710)	(3,255,019)

Net realized gain (loss) on investments	275,006	22,234	130,433
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	965,206	69,792	1,671,068

Net gain (loss) on investments	1,240,212	92,026	1,801,501

Net increase (decrease) in net assets resulting from operations	$1,312,560	$102,995	$2,006,730

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Calvert VP SRI Balanced Portfolio	Davis Value Portfolio	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares

$—	$467,657	$2,860,840	$3,645,784	$2,469,345	$17,777	$1,917,338
—	—	—	—	—	—	—
—	—	—	(149,126)	9	—	—
—	—	—	149,126	(9)	—	—

—	—	—	—	—	—	—

$—	$467,657	$2,860,840	$3,645,784	$2,469,345	$17,777	$1,917,338

—	42,787	283,532	114,511	178,420	561	150,026

$—	$10.93	$10.09	$33.14	$13.84	$31.66	$12.78

—	41,179	404,860	369,185	159,547	1,649	181,678

$—	$11.34 to $11.34	$7.07 to $7.07	$10.28 to $10.28	$15.48 to $15.48	$10.77 to $10.77	$10.55 to $10.55

$—	$495,544	$2,799,725	$3,663,995	$1,979,757	$19,862	$1,721,445

Calvert VP SRI Balanced Portfolio	Davis Value Portfolio	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class(a)	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares

$—	$7,663	$47,256	$—	$—	$—	$37,764
—	—	—	—	—	—	—

—	7,663	47,256	—	—	—	37,764

15,701	296,280	558,644	132,767	127,996	790	2,076,700
(15,561)	(307,361)	(622,382)	(136,915)	(85,213)	(1,038)	(1,888,997)

140	(11,081)	(63,738)	(4,148)	42,783	(248)	187,703
—	28,095	—	—	—	—	—
1,298	28,534	345,831	130,915	257,933	3,291	108,812

1,438	45,548	282,093	126,767	300,716	3,043	296,515

$1,438	$53,211	$329,349	$126,767	$300,716	$3,043	$334,279

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	DWS Global Small Cap Growth VIP— Class A Shares	DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class

ASSETS:
Investment at net asset value	$6,024	$12,817,350	$25,844,501
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	174	238
Net receivable from (payable to) the Fund for shares sold or purchased	—	(174)	(238)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	30

Total net assets	$6,024	$12,817,350	$25,844,471

Total shares outstanding	437	945,219	977,468

Net asset value per share (NAV)	$13.78	$13.56	$26.44

Total units outstanding	590	811,307	1,448,795

Variable accumulation unit value (lowest to highest)	$10.21 to $10.21	$15.80 to $15.80	$17.66 to $23.73

Identified cost of investment	$6,086	$11,083,495	$22,827,114

Statement of Operations (Continued) For the year ended December 31, 2012
	DWS Global Small Cap Growth VIP— Class A Shares	DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$49	$103,915	$345,821
Mortality and expense risk charges	—	—	(3,607)

Net investment income (loss)	49	103,915	342,214

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	112,983	3,271,542	8,413,942
Cost of investments sold	(124,485)	(2,213,445)	(4,984,443)

Net realized gain (loss) on investments	(11,502)	1,058,097	3,429,499
Realized gain distribution received	382	2,756	—
Change in unrealized appreciation (depreciation) on investments	13,164	590,051	190,158

Net gain (loss) on investments	2,044	1,650,904	3,619,657

Net increase (decrease) in net assets resulting from operations	$2,093	$1,754,819	$3,961,871

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class

$5,037,341	$7,977,240	$12,817,929	$6,529,575	$1,532,553	$1,647,979	$60,471,172
—	—	—	—	—	—	—
—	(336,412)	(73,112)	(314,499)	(56,160)	—	2,300
—	336,412	73,112	314,499	56,160	—	(2,300)

—	—	—	—	—	—	3

$5,037,341	$7,977,240	$12,817,929	$6,529,575	$1,532,553	$1,647,979	$60,471,169

252,625	745,619	1,149,959	629,051	105,703	39,191	417,257

$19.94	$11.15	$11.21	$10.88	$15.03	$42.05	$144.92

353,681	591,986	935,956	522,363	118,430	119,710	4,051,444

$14.24 to $17.31	$14.04 to $14.04	$12.11 to $13.77	$13.10 to $13.10	$13.41 to $13.41	$13.77 to $14.12	$14.93 to $18.13

$4,141,000	$8,103,493	$12,405,256	$5,978,671	$1,558,593	$1,510,878	$54,510,717

Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class

$152,491	$153,983	$256,276	$140,834	$29,678	$9,898	$1,238,637
(9)	—	(12)	—	—	(36)	(330)

152,482	153,983	256,264	140,834	29,678	9,862	1,238,307

525,179	637,290	2,822,070	1,368,084	1,050,788	346,796	19,803,992
(345,260)	(512,153)	(2,263,135)	(878,414)	(1,047,123)	(241,729)	(17,442,758)

179,919	125,137	558,935	489,670	3,665	105,067	2,361,234
295,287	87,579	136,556	55,025	6,775	—	741,162
78,585	199,140	329,827	177,481	102,503	65,813	4,151,544

553,791	411,856	1,025,318	722,176	112,943	170,880	7,253,940

$706,273	$565,839	$1,281,582	$863,010	$142,621	$180,742	$8,492,247

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Money Market Portfolio— Initial Class

ASSETS:
Investment at net asset value	$10,050,067	$25,925,869	$37,529,032
Dividends due and accrued	—	—	2,795
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	485	1,265,122
Net receivable from (payable to) the Fund for shares sold or purchased	—	(485)	(1,267,917)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	31	19	—

Total net assets	$10,050,036	$25,925,850	$37,529,032

Total shares outstanding	769,530	848,621	36,261,115

Net asset value per share (NAV)	$13.06	$30.55	$1.00

Total units outstanding	625,362	1,283,188	3,602,656

Variable accumulation unit value (lowest to highest)	$15.80 to $17.76	$20.05 to $25.23	$10.07 to $10.07

Identified cost of investment	$10,034,138	$26,775,569	$36,261,115

Statement of Operations (Continued) For the year ended December 31, 2012
	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Money Market Portfolio— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$230,862	$160,393	$41,532
Mortality and expense risk charges	(3,753)	(2,281)	—

Net investment income (loss)	227,109	158,112	41,532

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	6,056,436	13,839,504	20,390,115
Cost of investments sold	(5,603,932)	(11,911,621)	(20,390,115)

Net realized gain (loss) on investments	452,504	1,927,883	—
Realized gain distribution received	291,956	2,032,725	—
Change in unrealized appreciation (depreciation) on investments	(190,070)	(164,465)	—

Net gain (loss) on investments	554,390	3,796,143	—

Net increase (decrease) in net assets resulting from operations	$781,499	$3,954,255	$41,532

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Value Leaders Portfolio— Initial Class	Fidelity® VIP Value Strategies Portfolio— Service Class 2	ING Russell™ Mid Cap Index Portfolio-I	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares

$9,191,027	$3,747	$402,732	$4,325,749	$2,984,841	$10,232,707	$394,299
—	—	—	—	—	—	—
—	—	—	10	—	17,636	—
—	—	—	(10)	—	(17,636)	—

—	—	—	—	2	—	—

$9,191,027	$3,747	$402,732	$4,325,749	$2,984,839	$10,232,707	$394,299

571,226	364	36,023	347,449	192,944	340,162	31,023

$16.09	$10.30	$11.18	$12.45	$15.47	$30.03	$12.71

662,572	255	24,199	417,981	250,035	771,471	34,908

$10.96 to $13.88	$14.71 to $14.71	$16.64 to $16.64	$10.35 to $10.35	$10.55 to $11.99	$13.24 to $13.24	$11.30 to $11.30

$8,600,744	$3,690	$325,416	$4,231,514	$2,456,908	$9,323,990	$372,048

Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Value Leaders Portfolio— Initial Class	Fidelity®VIP Value Strategies Portfolio— Service Class 2	ING Russell™ Mid Cap Index Portfolio-I(a)	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares

$172,108	$88	$1,401	$—	$15,146	$140,641	$244
(20)	—	—	—	(200)	—	—

172,088	88	1,401	—	14,946	140,641	244

5,959,025	3,401	27,976	29,948	372,709	2,914,004	3,287,190
(5,919,117)	(3,251)	(19,416)	(27,705)	(328,751)	(2,259,827)	(3,078,313)

39,908	150	8,560	2,243	43,958	654,177	208,877
29,616	—	—	—	—	—	3,169
1,432,321	313	69,733	94,224	555,028	447,267	100,302

1,501,845	463	78,293	96,467	598,986	1,101,444	312,348

$1,673,933	$551	$79,694	$96,467	$613,932	$1,242,085	$312,592

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Invesco Van Kampen V.I. American Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Enterprise Portfolio— Institutional Shares

ASSETS:
Investment at net asset value	$4,516,601	$—	$4,866,890
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(95,146)	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	95,146	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$4,516,601	$—	$4,866,890

Total shares outstanding	309,306	—	108,709

Net asset value per share (NAV)	$14.91	$—	$44.77

Total units outstanding	190,221	—	235,292

Variable accumulation unit value (lowest to highest)	$24.24 to $24.24	$—	$20.69 to $20.69

Identified cost of investment	$4,159,217	$—	$4,329,423

Statement of Operations (Continued) For the year ended December 31, 2012
	Invesco Van Kampen V.I. American Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Enterprise Portfolio— Institutional Shares

INVESTMENT INCOME (LOSS):
Dividend income	$27,897	$—	$—
Mortality and expense risk charges	—	(1,681)	—

Net investment income (loss)	27,897	(1,681)	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	326,225	11,201,405	1,889,659
Cost of investments sold	(253,920)	(10,274,810)	(1,383,720)

Net realized gain (loss) on investments	72,305	926,595	505,939
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	321,836	(1,328)	235,856

Net gain (loss) on investments	394,141	925,267	741,795

Net increase (decrease) in net assets resulting from operations	$422,038	$923,586	$741,795

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund- Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class	LVIP SSgA Bond Index Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class

$2,697,140	$398,450	$3,592,522	$4,614,791	$7,547,975	$4,873,412	$421,048
—	—	—	—	—	—	—
392	—	67	149	522	—	229
(392)	—	(67)	(149)	(522)	—	(229)

—	4	3	1	—	—	—

$2,697,140	$398,446	$3,592,519	$4,614,790	$7,547,975	$4,873,412	$421,048

65,855	12,962	323,063	255,659	215,125	421,175	40,281

$40.95	$30.74	$11.12	$18.05	$35.08	$11.57	$10.45

174,020	31,596	267,934	307,691	481,090	474,845	41,415

$15.50 to $15.50	$12.21 to $13.10	$11.16 to $13.53	$14.99 to $18.92	$11.85 to $15.69	$10.26 to $10.26	$10.16 to $10.16

$2,536,021	$374,587	$3,291,459	$4,036,129	$7,212,136	$4,973,527	$412,223

Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund- Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class	LVIP SSgA Bond Index Fund— Standard Class(a)	LVIP SSgA Emerging Markets 100 Fund— Standard Class(a)

$33,591	$3,172	$55,138	$30,067	$83,996	$117,928	$10,026
—	(494)	(337)	(71)	(18)	—	—

33,591	2,678	54,801	29,996	83,978	117,928	10,026

8,123,303	69,744	1,032,523	1,525,374	2,969,679	14,560	28,247
(7,364,127)	(73,525)	(1,036,856)	(1,168,224)	(2,399,310)	(14,531)	(28,949)

759,176	(3,781)	(4,333)	357,150	570,369	29	(702)
—	—	—	—	273,481	—	11,533
506,710	67,016	495,664	307,871	(2,179)	(100,115)	8,596

1,265,886	63,235	491,331	665,021	841,671	(100,086)	19,427

$1,299,477	$65,913	$546,132	$695,017	$925,649	$17,842	$29,453

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	LVIP SSgA International Index Fund— Standard Class	MFS® Global Tactical Allocation— Initial Class	MFS® International Value Portfolio— Initial Class

ASSETS:
Investment at net asset value	$2,071,099	$309,084	$4,431,464
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	21
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	(21)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$2,071,099	$309,084	$4,431,464

Total shares outstanding	260,778	20,228	255,415

Net asset value per share (NAV)	$7.94	$15.28	$17.35

Total units outstanding	190,911	26,540	375,239

Variable accumulation unit value (lowest to highest)	$10.85 to $10.85	$11.65 to $11.65	$11.81 to $11.81

Identified cost of investment	$2,015,659	$296,610	$4,155,712

Statement of Operations (Continued) For the year ended December 31, 2012
	LVIP SSgA International Index Fund— Standard Class(a)	MFS® Global Tactical Allocation— Initial Class	MFS® International Value Portfolio— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$37,377	$5,197	$52,095
Mortality and expense risk charges	—	—	—

Net investment income (loss)	37,377	5,197	52,095

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,408	16,736	276,365
Cost of investments sold	(5,436)	(16,435)	(269,963)

Net realized gain (loss) on investments	(28)	301	6,402
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	55,440	12,612	275,732

Net gain (loss) on investments	55,412	12,913	282,134

Net increase (decrease) in net assets resulting from operations	$92,789	$18,110	$334,229

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Large Cap Value Portfolio— Class I Shares	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares	Oppenheimer Core Bond Fund/VA— Non-Service Shares

$73,915	$10,465	$—	$12,667,109	$434,428	$107,328	$1,277
—	—	—	—	—	—	—
—	—	—	17	—	—	—
—	—	—	(17)	—	—	—

2	—	—	—	—	—	—

$73,913	$10,465	$—	$12,667,109	$434,428	$107,328	$1,277

3,224	666	—	879,659	37,451	2,382	155

$22.93	$15.72	$—	$14.40	$11.60	$45.06	$8.26

3,977	585	—	819,737	45,916	9,864	119

$18.57 to $18.57	$17.83 to $17.83	$—	$15.45 to $15.45	$9.46 to $9.46	$10.88 to $10.88	$10.90 to $10.90

$59,844	$9,922	$—	$11,123,516	$407,466	$92,074	$1,211

MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Large Cap Value Portfolio— Class I Shares	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares	Oppenheimer Core Bond Fund/VA— Non-Service Shares

$625	$—	$—	$205,950	$1,228	$709	$62
(176)	—	(67)	—	—	—	—

449	—	(67)	205,950	1,228	709	62

1,197	610	2,681,441	5,119,916	69,708	6,794	72
(987)	(609)	(2,249,398)	(4,675,182)	(64,139)	(6,016)	(70)

210	1	432,043	444,734	5,569	778	2
—	938	—	95,473	—	—	—
11,187	939	(280,205)	1,098,443	44,611	12,276	59

11,397	1,878	151,838	1,638,650	50,180	13,054	61

$11,846	$1,878	$151,771	$1,844,600	$51,408	$13,763	$123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares	PIMCO High Yield Portfolio— Administrative Class Shares	PIMCO Long-Term U.S. Government Portfolio— Administrative Class Shares

ASSETS:
Investment at net asset value	$4,165,346	$1,886,150	$3,896,549
Dividends due and accrued	4,695	8,789	6,095
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	267	(6,182)	264
Net receivable from (payable to) the Fund for shares sold or purchased	(4,962)	(2,607)	(6,359)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$4,165,346	$1,886,150	$3,896,549

Total shares outstanding	303,235	233,690	314,995

Net asset value per share (NAV)	$13.72	$8.06	$12.35

Total units outstanding	286,655	146,391	195,669

Variable accumulation unit value (lowest to highest)	$14.53 to $14.53	$12.93 to $12.93	$19.91 to $19.91

Identified cost of investment	$4,304,269	$1,810,253	$4,306,907

Statement of Operations (Continued) For the year ended December 31, 2012
	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares	PIMCO High Yield Portfolio— Administrative Class Shares	PIMCO Long-Term U.S. Government Portfolio— Administrative Class Shares

INVESTMENT INCOME (LOSS):
Dividend income	$54,292	$78,377	$35,629
Mortality and expense risk charges	—	—	—

Net investment income (loss)	54,292	78,377	35,629

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,443,430	1,000,310	68,579
Cost of investments sold	(2,397,875)	(994,286)	(54,524)

Net realized gain (loss) on investments	45,555	6,024	14,055
Realized gain distribution received	238,949	—	379,339
Change in unrealized appreciation (depreciation) on investments	(122,516)	92,590	(447,645)

Net gain (loss) on investments	161,988	98,614	(54,251)

Net increase (decrease) in net assets resulting from operations	$216,280	$176,991	$(18,622)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

PIMCO Low Duration Portfolio— Administrative Class Shares	PIMCO Real Return Portfolio— Administrative Class Shares	PIMCO Total Return Portfolio— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio

$4,713,457	$20,462,846	$59,287,433	$5,712,210	$—	$18,862,388	$—
7,542	4,495	101,833	—	—	—	—
68	81	633	371	—	362	—
(7,610)	(4,576)	(102,466)	(371)	—	(362)	—

—	—	—	1	—	—	—

$4,713,457	$20,462,846	$59,287,433	$5,712,209	$—	$18,862,388	$—

436,541	1,435,668	5,124,239	521,629	—	1,402,381	—

$10.78	$14.25	$11.55	$10.95	$—	$13.45	$—

327,656	1,225,501	3,375,655	334,673	—	1,150,313	—

$14.39 to $14.39	$16.33 to $16.67	$14.67 to $17.57	$16.73 to $17.08	$—	$16.40 to $16.40	$—

$4,625,387	$20,264,879	$58,163,768	$5,556,907	$—	$15,912,487	$—

PIMCO Low Duration Portfolio— Administrative Class Shares	PIMCO Real Return Portfolio— Administrative Class Shares	PIMCO Total Return Portfolio— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio

$68,519	$187,161	$1,313,782	$—	$—	$28,038	$120,674
—	(7)	(20)	(143)	—	—	(1,185)

68,519	187,154	1,313,762	(143)	—	28,038	119,489

1,775,001	4,834,191	19,349,368	1,653,870	10,167,947	4,301,875	26,677,467
(1,742,405)	(4,313,106)	(18,825,927)	(1,498,811)	(9,419,554)	(2,365,971)	(24,147,636)

32,596	521,085	523,441	155,059	748,393	1,935,904	2,529,831
—	1,022,788	1,115,907	124,252	—	—	—
95,260	(334,042)	1,654,875	169,972	(75,640)	862,258	(579,775)

127,856	1,209,831	3,294,223	449,283	672,753	2,798,162	1,950,056

$196,375	$1,396,985	$4,607,985	$449,140	$672,753	$2,826,200	$2,069,545

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	T. Rowe Price Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited- Term Bond Portfolio

ASSETS:
Investment at net asset value	$554,895	$2,727,332	$5,804,029
Dividends due and accrued	—	—	8,112
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	741	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(741)	(8,112)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	14	—

Total net assets	$554,895	$2,727,318	$5,804,029

Total shares outstanding	51,284	196,158	1,163,839

Net asset value per share (NAV)	$10.82	$13.90	$4.98

Total units outstanding	40,633	169,650	437,826

Variable accumulation unit value (lowest to highest)	$13.66 to $13.66	$15.94 to $16.12	$13.26 to $13.76

Identified cost of investment	$491,047	$2,533,876	$5,802,162

Statement of Operations (Continued) For the year ended December 31, 2012
	T. Rowe Price Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited- Term Bond Portfolio

INVESTMENT INCOME (LOSS):
Dividend income	$11,014	$32,819	$120,773
Mortality and expense risk charges	—	(1,611)	(13)

Net investment income (loss)	11,014	31,208	120,760

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	176,573	3,674,989	5,485,698
Cost of investments sold	(123,638)	(3,362,524)	(5,506,248)

Net realized gain (loss) on investments	52,935	312,465	(20,550)
Realized gain distribution received	—	—	11,604
Change in unrealized appreciation (depreciation) on investments	17,494	443,639	42,482

Net gain (loss) on investments	70,429	756,104	33,536

Net increase (decrease) in net assets resulting from operations	$81,443	$787,312	$154,296

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS™ Capital Preservation ETF Portfolio— Class 2 Shares	TOPS™ Protected Balanced ETF Portfolio— Class 2 Shares	TOPS™ Protected Growth ETF Portfolio— Class 2 Shares	TOPS™ Protected Moderate Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I

$7,803,353	$13,963,846	$2,715	$3,277	$480	$5,966	$5,307,716
—	—	—	—	—	—	—
400	(4,998)	—	—	—	—	218
(400)	4,998	—	—	—	—	(218)

—	—	—	—	—	—	2

$7,803,353	$13,963,846	$2,715	$3,277	$480	$5,966	$5,307,714

344,197	714,519	250	306	47	559	557,510

$22.67	$19.55	$10.88	$10.71	$10.19	$10.67	$9.52

478,342	825,856	242	299	44	543	241,510

$16.31 to $16.31	$16.91 to $16.91	$11.20 to $11.20	$10.95 to $10.95	$10.93 to $10.93	$10.99 to $10.99	$20.16 to $22.01

$7,269,321	$12,781,320	$2,652	$3,109	$465	$5,653	$4,833,996

T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS™ Capital Preservation ETF Portfolio— Class 2 Shares	TOPS™ Protected Balanced ETF Portfolio— Class 2 Shares	TOPS™ Protected Growth ETF Portfolio— Class 2 Shares	TOPS™ Protected Moderate Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I

$37,056	$288,606	$—	$3	$—	$5	$138,508
—	—	—	—	—	—	(183)

37,056	288,606	—	3	—	5	138,325

1,567,611	7,903,164	4	3,337	5,063,870	4,674	2,383,082
(1,203,568)	(6,215,338)	(4)	(3,329)	(5,067,634)	(4,663)	(2,228,214)

364,043	1,687,826	—	8	(3,764)	11	154,868
47,162	380,612	—	—	—	—	—
436,391	(43,571)	62	168	(5,370)	313	466,009

847,596	2,024,867	62	176	(9,134)	324	620,877

$884,652	$2,313,473	$62	$179	$(9,134)	$329	$759,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	UIF Emerging Markets Equity Portfolio— Class 1	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Bond Fund— Initial Class

ASSETS:
Investment at net asset value	$—	$9,605,049	$1,770,166
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(128,968)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	128,968	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	2	—

Total net assets	$—	$9,605,047	$1,770,166

Total shares outstanding	—	624,376	148,504

Net asset value per share (NAV)	$—	$15.59	$11.92

Total units outstanding	—	417,425	129,600

Variable accumulation unit value (lowest to highest)	$—	$23.29 to $28.13	$13.51 to $13.66

Identified cost of investment	$—	$8,138,446	$1,724,962

Statement of Operations (Continued) For the year ended December 31, 2012
	UIF Emerging Markets Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Bond Fund— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$—	$81,030	$29,034
Mortality and expense risk charges	(289)	(189)	(15)

Net investment income (loss)	(289)	80,841	29,019

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	13,510,869	2,173,325	328,390
Cost of investments sold	(12,310,528)	(1,212,466)	(329,809)

Net realized gain (loss) on investments	1,200,341	960,859	(1,419)
Realized gain distribution received	—	—	18,314
Change in unrealized appreciation (depreciation) on investments	138,106	167,849	36,359

Net gain (loss) on investments	1,338,447	1,128,708	53,254

Net increase (decrease) in net assets resulting from operations	$1,338,158	$1,209,549	$82,273

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi-Manager Alternatives— Initial Class

$—	$168,366
—	—
—	—
—	—

—	—

$—	$168,366

—	17,024

$—	$9.89

—	14,579

$—	$11.55 to $11.55

$—	$168,320

Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi-Manager Alternatives— Initial Class

$—	$—
—	—

—	—

2,791,469	58,746
(3,111,291)	(57,025)

(319,822)	1,721
170,411	—
272,393	(130)

122,982	1,591

$122,982	$1,591

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP Bond— Initial Class		MainStay VP Cash Management
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,249,908	$1,399,933	$(17,604)	$(20,341)
Net realized gain (loss) on investments	113,234	41,566	(3,024)	(4,997)
Realized gain distribution received	1,734,372	650,392	—	—
Change in unrealized appreciation (depreciation) on investments	(824,727)	517,479	3,028	7,611

Net increase (decrease) in net assets resulting from operations	2,272,787	2,609,370	(17,600)	(17,727)

Contributions and (Withdrawals):
Payments received from policyowners	199,445	305,770	9,772,023	25,880,356
Cost of insurance	(538,230)	(350,602)	(2,742,996)	(2,529,157)
Policyowners’ surrenders	(40,040)	(47,469)	(721,082)	(2,786,131)
Net transfers from (to) Fixed Account	554,753	890,527	5,520,721	(22,629,835)
Transfers between Investment Divisions	(7,463)	40,860,886	(6,948,845)	(10,954,365)
Policyowners’ death benefits	(267,103)	(7,277)	(457,594)	(59,820)

Net contributions and (withdrawals)	(98,638)	41,651,835	4,422,227	(13,078,952)

Increase (decrease) in net assets	2,174,149	44,261,205	4,404,627	(13,096,679)
NET ASSETS:
Beginning of year	48,339,177	4,077,972	123,590,760	136,687,439

End of year	$50,513,326	$48,339,177	$127,995,387	$123,590,760

	MainStay VP Government— Initial Class		MainStay VP Growth Equity— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$73,822	$74,538	$27,479	$35,411
Net realized gain (loss) on investments	14,141	16,610	392,436	286,508
Realized gain distribution received	—	18,531	—	—
Change in unrealized appreciation (depreciation) on investments	11,618	25,547	576,459	(339,076)

Net increase (decrease) in net assets resulting from operations	99,581	135,226	996,374	(17,157)

Contributions and (Withdrawals):
Payments received from policyowners	255,783	225,702	29,420	4,509
Cost of insurance	(75,963)	(70,426)	(62,772)	(64,313)
Policyowners’ surrenders	(133,735)	(5,650)	(8,309)	—
Net transfers from (to) Fixed Account	(95,284)	(100,285)	(35,864)	(1,736,636)
Transfers between Investment Divisions	349,323	71,336	(913,079)	(2,610,430)
Policyowners’ death benefits	—	(10,302)	(47,172)	(116,018)

Net contributions and (withdrawals)	300,124	110,375	(1,037,776)	(4,522,888)

Increase (decrease) in net assets	399,705	245,601	(41,402)	(4,540,045)
NET ASSETS:
Beginning of year	2,440,870	2,195,269	6,790,439	11,330,484

End of year	$2,840,575	$2,440,870	$6,749,037	$6,790,439

Not all investment options are available under all policies.

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP Common Stock— Initial Class		MainStay VP Convertible— Initial Class		MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Floating Rate— Initial Class
2012	2011	2012	2011	2012(a)	2012(a)	2012	2011

$1,562,321	$1,329,775	$32,190	$21,631	$(598)	$—	$46,088	$38,308
771,240	3,461,826	(4,895)	(34,319)	(101,413)	(74,285)	4,521	29,854
—	—	4,216	—	—	—	—	—
14,226,534	(3,152,248)	46,368	(74,875)	848,368	98,514	25,226	(50,438)

16,560,095	1,639,353	77,879	(87,563)	746,357	24,229	75,835	17,724

120,366	83,735	87,428	110,397	411,122	355,147	81,420	80,224
(771,589)	(703,664)	(21,249)	(13,674)	(158,144)	(99,245)	(26,289)	(24,709)
(64,428)	—	(15,619)	(39,544)	(66,756)	(29,021)	(2,100)	(25,192)
(138,253)	(3,874,295)	24,924	12,818	108,026	(194,855)	(22,277)	10,386
(1,070,083)	(5,072,192)	283,663	(51,340)	12,890,924	5,351,917	279,231	57,991
(811,334)	(141,165)	(11,858)	—	(10,828)	—	—	—

(2,735,321)	(9,707,581)	347,289	18,657	13,174,344	5,383,943	309,985	98,700

13,824,774	(8,068,228)	425,168	(68,906)	13,920,701	5,408,172	385,820	116,424

101,380,084	109,448,312	745,929	814,835	—	—	867,718	751,294

$115,204,858	$101,380,084	$1,171,097	$745,929	$13,920,701	$5,408,172	$1,253,538	$867,718

MainStay VP High Yield Corporate Bond— Initial Class		MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder— Initial Class		MainStay VP International Equity— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$1,537,991	$1,426,630	$4,540,986	$2,685,508	$277,118	$258,118	$632,340	$1,501,685
277,256	2,315,489	421,936	(37,290)	12,803	(15,461)	(449,376)	(807,539)
—	—	—	—	—	—	—	—
1,442,195	(2,331,898)	28,085,268	(6,190,618)	638,548	(164,343)	7,070,723	(8,995,122)

3,257,442	1,410,221	33,048,190	(3,542,400)	928,469	78,314	7,253,687	(8,300,976)

2,197,290	1,537,848	237,465	281,242	—	—	416,584	727,821
(441,051)	(371,464)	(1,594,238)	(1,480,600)	(92,099)	(74,401)	(1,304,151)	(1,364,522)
(190,930)	(486,694)	(44,674)	(74,231)	—	—	(9,002)	(51,354)
(265,211)	(907,809)	135,294	(3,112,312)	(219,049)	6,646,100	(56,211)	(2,421,133)
4,205,896	(5,072,226)	(215,863)	(4,352,492)	—	—	(5,296,449)	(4,597,214)
(91,693)	(21,608)	(1,713,925)	—	—	—	(127,267)	(268,732)

5,414,301	(5,321,953)	(3,195,941)	(8,738,393)	(311,148)	6,571,699	(6,376,496)	(7,975,134)

8,671,743	(3,911,732)	29,852,249	(12,280,793)	617,321	6,650,013	877,191	(16,276,110)

20,934,569	24,846,301	216,855,551	229,136,344	6,650,013	—	40,407,878	56,683,988

$29,606,312	$20,934,569	$246,707,800	$216,855,551	$7,267,334	$6,650,013	$41,285,069	$40,407,878

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP Janus Balanced Initial Class	MainStay VP Large Cap Growth— Initial Class		MainStay VP MFS® Utilities— Initial Class
	2012(a)	2012	2011	2012(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(3,383)	$(223)	$(235)	$(146)
Net realized gain (loss) on investments	43,536	2,487	4,915	5,077
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	276,873	6,993	(4,211)	186,228

Net increase (decrease) in net assets resulting from operations	317,026	9,257	469	191,159

Contributions and (Withdrawals):
Payments received from policyowners	473,890	610	—	154,418
Cost of insurance	(208,137)	(7,039)	(6,575)	(54,975)
Policyowners’ surrenders	(38,227)	—	(8,749)	(100,477)
Net transfers from (to) Fixed Account	(162,892)	3,356	—	6,608
Transfers between Investment Divisions	7,981,025	(3)	—	2,662,079
Policyowners’ death benefits	(5,416)	—	—	(12,323)

Net contributions and (withdrawals)	8,040,243	(3,076)	(15,324)	2,655,330

Increase (decrease) in net assets	8,357,269	6,181	(14,855)	2,846,489
NET ASSETS:
Beginning of year	—	72,521	87,376	—

End of year	$8,357,269	$78,702	$72,521	$2,846,489

	Alger Small Cap Growth Portfolio— Class I-2 Shares		Alger SMid Cap Growth Portfolio— Class I-2 Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gain (loss) on investments	2,180	27,472	453	2,858
Realized gain distribution received	—	—	17,716	555
Change in unrealized appreciation (depreciation) on investments	(589)	(3,320)	2,967	(26,504)

Net increase (decrease) in net assets resulting from operations	1,591	24,152	21,136	(23,091)

Contributions and (Withdrawals):
Payments received from policyowners	279	442	154,856	26,704
Cost of insurance	(280)	(2,764)	(4,812)	(9,882)
Policyowners’ surrenders	—	—	(285)	(16,415)
Net transfers from (to) Fixed Account	—	—	(1,809)	285,185
Transfers between Investment Divisions	(14,128)	(627,864)	5,305	(205,767)
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	(14,129)	(630,186)	153,255	79,825

Increase (decrease) in net assets	(12,538)	(606,034)	174,391	56,734
NET ASSETS:
Beginning of year	12,538	618,572	123,929	67,195

End of year	$—	$12,538	$298,320	$123,929

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP Mid Cap Core— Initial Class		MainStay VP S&P 500Index— Initial Class		MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Small Cap— Initial Class		MainStay VP Van Eck Global Hard Assets— Intial Class
2012	2011	2012	2011	2012(a)	2012	2011	2012(a)

$296,209	$329,839	$2,098,717	$2,013,963	$(2,338)	$31,372	$68,045	$—
230,286	359,581	978,814	925,182	(35,030)	259,825	619,954	(8,129)
4,397,136	—	—	—	—	—	—	—
3,449,199	(2,390,882)	17,615,039	(508,916)	1,330,203	551,012	(868,887)	(16,455)

8,372,830	(1,701,462)	20,692,570	2,430,229	1,292,835	842,209	(180,888)	(24,584)

113,224	184,241	804,659	930,832	643,138	34,302	92,024	98,159
(384,371)	(355,310)	(5,331,426)	(4,691,053)	(387,400)	(84,747)	(85,165)	(35,520)
(21,465)	(332,822)	(18,913)	(121,183)	(541,336)	(52,126)	—	(805)
173,039	(30,309)	5,364	(4,340,500)	275,606	6,584	(605,841)	(10,758)
(352,458)	2,595,900	271,275	(6,028,628)	22,341,335	(830,538)	(1,702,353)	3,002,792
(379,967)	—	(435,487)	(1,167,628)	—	(48,450)	(1,834)	(46,366)

(851,998)	2,061,700	(4,704,528)	(15,418,160)	22,331,343	(974,975)	(2,303,169)	3,007,502

7,520,832	360,238	15,988,042	(12,987,931)	23,624,178	(132,766)	(2,484,057)	2,982,918

48,711,993	48,351,755	135,731,929	148,719,860	—	6,885,750	9,369,807	—

$56,232,825	$48,711,993	$151,719,971	$135,731,929	$23,624,178	$6,752,984	$6,885,750	$2,982,918

AllianceBernstein® VPS International Value Portfolio— Class A Shares		AllianceBernstein® VPS Small/Mid Cap Value Portfolio— Class A Shares		American Century VP Inflation Protection— Class II Shares	American Century VP Value— Class II Shares
2012	2011	2012	2011	2012(a)	2012	2011

$348	$24,809	$18,722	$10,718	$3,018	$57,304	$49,536
(136,319)	61,605	116,777	303,026	6	97,687	60,391
—	—	109,109	—	—	—	—
123,092	(190,032)	240,855	(520,323)	263	259,578	(124,885)

(12,879)	(103,618)	485,463	(206,579)	3,287	414,569	(14,958)

20,333	189,841	125,947	131,441	1	443,878	317,361
(5,143)	(14,799)	(43,661)	(31,587)	(799)	(55,724)	(46,049)
(1,369)	(72,367)	(273)	(637)	—	(15,252)	(19,101)
(162)	(15,464)	20,723	267,111	—	111,332	85,989
(571,745)	(462,239)	803,059	(429,469)	325,457	(375,173)	1,081,033
—	—	(4,260)	—	—	—	—

(558,086)	(375,028)	901,535	(63,141)	324,659	109,061	1,419,233

(570,965)	(478,646)	1,386,998	(269,720)	327,946	523,630	1,404,275

593,350	1,071,996	1,997,587	2,267,307	—	2,906,208	1,501,933

$22,385	$593,350	$3,384,585	$1,997,587	$327,946	$3,429,838	$2,906,208

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	American Funds Asset Allocation Fund— Class 2 Shares		American Funds Global Growth Fund— Class 1 Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$15,567	$8,083	$10,601	$10,593
Net realized gain (loss) on investments	21,641	21,232	18,687	331
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	54,700	(27,346)	152,467	(39,831)

Net increase (decrease) in net assets resulting from operations	91,908	1,969	181,755	(28,907)

Contributions and (Withdrawals):
Payments received from policyowners	148,960	41,361	134,913	32,332
Cost of insurance	(23,652)	(14,930)	(18,366)	(8,042)
Policyowners’ surrenders	(17,971)	(158,952)	(123,216)	—
Net transfers from (to) Fixed Account	127,219	36,290	193,934	50,240
Transfers between Investment Divisions	152,496	71,883	(122,595)	423,059
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	387,052	(24,348)	64,670	497,589

Increase (decrease) in net assets	478,960	(22,379)	246,425	468,682
NET ASSETS:
Beginning of year	410,336	432,715	726,835	258,153

End of year	$889,296	$410,336	$973,260	$726,835

	Calvert VP SRI Balanced Portfolio		Davis Value Portfolio
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$188	$7,663	$5,352
Net realized gain (loss) on investments	140	(39)	(11,081)	124,184
Realized gain distribution received	—	—	28,095	47,450
Change in unrealized appreciation (depreciation) on investments	1,298	483	28,534	(192,598)

Net increase (decrease) in net assets resulting from operations	1,438	632	53,211	(15,612)

Contributions and (Withdrawals):
Payments received from policyowners	—	1	97,608	258,164
Cost of insurance	(111)	(315)	(10,213)	(19,889)
Policyowners’ surrenders	—	—	(1,721)	(162,814)
Net transfers from (to) Fixed Account	—	—	7,145	27,434
Transfers between Investment Divisions	(15,590)	—	(273,500)	(654,445)
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	(15,701)	(314)	(180,681)	(551,550)

Increase (decrease) in net assets	(14,263)	318	(127,470)	(567,162)
NET ASSETS:
Beginning of year	14,263	13,945	595,127	1,162,289

End of year	$—	$14,263	$467,657	$595,127

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

American Funds Global Small Capitalization Fund— Class 2 Shares		American Funds Growth Fund— Class 2 Shares		American Funds Growth-Income Fund— Class 2 Shares		American Funds International Fund— Class 2 Shares
2012	2011	2012	2011	2012	2011	2012	2011

$17,804	$12,773	$72,348	$50,613	$10,969	$9,035	$205,229	$175,365
(73,276)	41,109	275,006	1,136,888	22,234	10,374	130,433	639,479
—	—	—	—	—	—	—	—
197,385	(261,162)	965,206	(1,602,308)	69,792	(31,949)	1,671,068	(2,272,505)

141,913	(207,280)	1,312,560	(414,807)	102,995	(12,540)	2,006,730	(1,457,661)

224,197	156,594	310,132	584,758	67,867	114,199	1,990,523	989,375
(25,124)	(17,286)	(112,959)	(115,879)	(17,227)	(13,125)	(259,673)	(206,018)
(3,556)	(37,051)	(1,387)	(199,963)	(764)	(7,659)	(304,070)	(80,896)
88,880	73,972	167,027	50,135	13,745	11,657	441,908	666,819
(244,770)	155,036	550,989	(1,177,338)	(30,467)	26,482	1,865,956	(887,776)
—	—	—	(15,260)	(4,149)	—	(12,954)	—

39,627	331,265	913,802	(873,547)	29,005	131,554	3,721,690	481,504

181,540	123,985	2,226,362	(1,288,354)	132,000	119,014	5,728,420	(976,157)

832,898	708,913	7,089,608	8,377,962	568,944	449,930	8,789,899	9,766,056

$1,014,438	$832,898	$9,315,970	$7,089,608	$700,944	$568,944	$14,518,319	$8,789,899

Delaware VIP® International Value Equity Series— Standard Class		Delaware VIP® Small Cap Value Series— Standard Class	Dreyfus IP Technology Growth Portfolio— Initial Shares		Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares

2012	2011	2012(a)	2012	2011	2012	2011

$47,256	$18,370	$—	$—	$—	$—	$62
(63,738)	1,934	(4,148)	42,783	33,654	(248)	(249)
—	—	—	—	—	—	—
345,831	(299,373)	130,915	257,933	(185,169)	3,291	(2,021)

329,349	(279,069)	126,767	300,716	(151,515)	3,043	(2,208)

164,561	68,370	16,611	234,578	233,734	699	1,064
(50,688)	(36,558)	(21,705)	(36,313)	(31,628)	(789)	(718)
(4,852)	(27,223)	—	(26,309)	(42,395)	—	—
(2,585)	4,090	2,145	4,232	33,521	41	21
987,986	789,111	3,521,966	128,818	283,604	—	—
(13,873)	(3,440)	—	(4,477)	—	—	—

1,080,549	794,350	3,519,017	300,529	476,836	(49)	367

1,409,898	515,281	3,645,784	601,245	325,321	2,994	(1,841)

1,450,942	935,661	—	1,868,100	1,542,779	14,783	16,624

$2,860,840	$1,450,942	$3,645,784	$2,469,345	$1,868,100	$17,777	$14,783

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	DWS Dreman Small Mid Cap Value VIP— Class A Shares		DWS Global Small Cap Growth VIP— Class A Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$37,764	$21,540	$49	$1,264
Net realized gain (loss) on investments	187,703	67,342	(11,502)	983
Realized gain distribution received	—	—	382	—
Change in unrealized appreciation (depreciation) on investments	108,812	(201,001)	13,164	(14,325)

Net increase (decrease) in net assets resulting from operations	334,279	(112,119)	2,093	(12,078)

Contributions and (Withdrawals):
Payments received from policyowners	364,386	281,392	968	74,474
Cost of insurance	(73,824)	(60,446)	(874)	(6,726)
Policyowners’ surrenders	(166,785)	(72,335)	—	—
Net transfers from (to) Fixed Account	156,575	47,935	4,287	41,921
Transfers between Investment Divisions	(1,497,335)	817,284	(112,131)	10,432
Policyowners’ death benefits	(1,128)	—	—	—

Net contributions and (withdrawals)	(1,218,111)	1,013,830	(107,750)	120,101

Increase (decrease) in net assets	(883,832)	901,711	(105,657)	108,023
NET ASSETS:
Beginning of year	2,801,170	1,899,459	111,681	3,658

End of year	$1,917,338	$2,801,170	$6,024	$111,681

	Fidelity® VIP Freedom 2020 Portfolio— Initial Class		Fidelity® VIP Freedom 2030 Portfolio— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$256,264	$178,349	$140,834	$99,858
Net realized gain (loss) on investments	558,935	345,799	489,670	(31,121)
Realized gain distribution received	136,556	30,885	55,025	13,934
Change in unrealized appreciation (depreciation) on investments	329,827	(657,543)	177,481	(207,065)

Net increase (decrease) in net assets resulting from operations	1,281,582	(102,510)	863,010	(124,394)

Contributions and (Withdrawals):
Payments received from policyowners	860,458	1,443,165	577,450	633,132
Cost of insurance	(324,367)	(263,317)	(172,278)	(145,823)
Policyowners’ surrenders	(134,276)	(511,463)	(226,666)	(121,745)
Net transfers from (to) Fixed Account	(12,017)	(1,502)	(40,384)	5,755
Transfers between Investment Divisions	3,058,535	426,377	903,872	(33,802)
Policyowners’ death benefits	(6,165)	(21,175)	—	(10,697)

Net contributions and (withdrawals)	3,442,168	1,072,085	1,041,994	326,820

Increase (decrease) in net assets	4,723,750	969,575	1,905,004	202,426
NET ASSETS:
Beginning of year	8,094,179	7,124,604	4,624,571	4,422,145

End of year	$12,817,929	$8,094,179	$6,529,575	$4,624,571

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

DWS Small Cap Index VIP— Class A Shares		Fidelity® VIP Contrafund® Portfolio— Initial Class		Fidelity® VIP Equity-Income Portfolio— Initial Class		Fidelity® VIP Freedom 2010 Portfolio— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$103,915	$93,175	$342,214	$259,114	$152,482	$107,069	$153,983	$56,100
1,058,097	816,536	3,429,499	(299,463)	179,919	79,775	125,137	68,587
2,756	—	—	—	295,287	—	87,579	12,275
590,051	(1,428,884)	190,158	(660,041)	78,585	(121,602)	199,140	(129,595)

1,754,819	(519,173)	3,961,871	(700,390)	706,273	65,242	565,839	7,367

922,581	892,755	2,092,701	3,397,844	189,502	461,903	418,599	253,056
(220,890)	(198,581)	(687,931)	(692,311)	(81,923)	(75,626)	(171,079)	(73,787)
(206,614)	(117,351)	(396,987)	(435,708)	(45,995)	(38,338)	(5,162)	(28,160)
108,418	240,499	(311,489)	101,181	3,708	8,992	8,681	7,464
(703,117)	1,689,280	(3,701,889)	(3,372,269)	110,868	(443,157)	4,561,585	624,554
(16,333)	(23,627)	(11,221)	(59,847)	(4,877)	(23,366)	(124)	(5,142)

(115,955)	2,482,975	(3,016,816)	(1,061,110)	171,283	(109,592)	4,812,500	777,985

1,638,864	1,963,802	945,055	(1,761,500)	877,556	(44,350)	5,378,339	785,352

11,178,486	9,214,684	24,899,416	26,660,916	4,159,785	4,204,135	2,598,901	1,813,549

$12,817,350	$11,178,486	$25,844,471	$24,899,416	$5,037,341	$4,159,785	$7,977,240	$2,598,901

Fidelity® VIP Freedom 2040 Portfolio— Initial Class		Fidelity® VIP Growth Portfolio— Initial Class		Fidelity® VIP Index 500 Portfolio— Initial Class		Fidelity® VIP Investment Grade Bond Portfolio— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$29,678	$18,079	$9,862	$4,611	$1,238,307	$1,109,271	$227,109	$619,932
3,665	(1,499)	105,067	177,010	2,361,234	(1,569,391)	452,504	136,653
6,775	1,452	—	3,687	741,162	1,036,537	291,956	135,863
102,503	(72,048)	65,813	(163,937)	4,151,544	293,998	(190,070)	(106,874)

142,621	(54,016)	180,742	21,371	8,492,247	870,415	781,499	785,574

125,068	58,017	190,442	136,050	2,737,369	3,698,981	500,620	1,145,144
(23,762)	(29,796)	(29,693)	(21,044)	(1,156,907)	(1,137,193)	(278,750)	(256,569)
(6,597)	(1,187)	(107,229)	(25,385)	(509,223)	(1,025,846)	(237,490)	(410,032)
(27,068)	27,662	3,149	36,069	171,646	634,983	(611,301)	(91,074)
433,466	883,277	212,730	101,507	(4,349,259)	8,493,048	(4,016,928)	1,919,590
—	(1,660)	(8,669)	—	(76,716)	(31,679)	(54,353)	(36,250)

501,107	936,313	260,730	227,197	(3,183,090)	10,632,294	(4,698,202)	2,270,809

643,728	882,297	441,472	248,568	5,309,157	11,502,709	(3,916,703)	3,056,383
888,825	6,528	1,206,507	957,939	55,162,012	43,659,303	13,966,739	10,910,356

$1,532,553	$888,825	$1,647,979	$1,206,507	$60,471,169	$55,162,012	$10,050,036	$13,966,739

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	Fidelity® VIP Mid Cap Portfolio— Initial Class		Fidelity® VIP Money Market Portfolio— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$158,112	$82,916	$41,532	$20,751
Net realized gain (loss) on investments	1,927,883	5,112,596	—	—
Realized gain distribution received	2,032,725	56,377	—	—
Change in unrealized appreciation (depreciation) on investments	(164,465)	(8,867,106)	—	—

Net increase (decrease) in net assets resulting from operations	3,954,255	(3,615,217)	41,532	20,751

Contributions and (Withdrawals):
Payments received from policyowners	1,883,502	2,840,772	5,793,774	1,157,039
Cost of insurance	(572,905)	(681,803)	(654,696)	(433,530)
Policyowners’ surrenders	(72,747)	(113,585)	(5,040,987)	(984)
Net transfers from (to) Fixed Account	(309,899)	(1,615,158)	2,107,677	2,913,120
Transfers between Investment Divisions	(8,621,894)	(1,508,423)	11,780,539	2,816,150
Policyowners’ death benefits	(29,497)	(127,255)	(272)	(21,696)

Net contributions and (withdrawals)	(7,723,440)	(1,205,452)	13,986,035	6,430,099

Increase (decrease) in net assets	(3,769,185)	(4,820,669)	14,027,567	6,450,850
NET ASSETS:
Beginning of year	29,695,035	34,515,704	23,501,465	17,050,615

End of year	$25,925,850	$29,695,035	$37,529,032	$23,501,465

	Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund— Series I Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$14,946	$89,646	$140,641	$123,775
Net realized gain (loss) on investments	43,958	90,954	654,177	(271,358)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	555,028	(339,497)	447,267	(422,532)

Net increase (decrease) in net assets resulting from operations	613,932	(158,897)	1,242,085	(570,115)

Contributions and (Withdrawals):
Payments received from policyowners	169,172	146,567	470,086	816,661
Cost of insurance	(43,262)	(39,871)	(187,272)	(163,694)
Policyowners’ surrenders	(3,475)	(118,854)	(64,406)	(317,373)
Net transfers from (to) Fixed Account	127,878	171,486	9,292	(17,770)
Transfers between Investment Divisions	18,342	(256,210)	1,126,287	(381,964)
Policyowners’ death benefits	—	—	(23,494)	(24,092)

Net contributions and (withdrawals)	268,655	(96,882)	1,330,493	(88,232)

Increase (decrease) in net assets	882,587	(255,779)	2,572,578	(658,347)
NET ASSETS:
Beginning of year	2,102,252	2,358,031	7,660,129	8,318,476

End of year	$2,984,839	$2,102,252	$10,232,707	$7,660,129

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Overseas Portfolio— Initial Class		Fidelity® VIP Value Leaders Portfolio— Initial Class		Fidelity® VIP Value Strategies Portfolio— Service Class 2		ING Russell™ Mid Cap Index Portfolio-I
2012	2011	2012	2011	2012	2011	2012(a)

$172,088	$166,809	$88	$69	$1,401	$2,220	$—
39,908	(22,948)	150	35	8,560	35,167	2,243
29,616	17,001	—	—	—	—	—
1,432,321	(1,799,327)	313	(541)	69,733	(65,466)	94,224

1,673,933	(1,638,465)	551	(437)	79,694	(28,079)	96,467

1,060,575	1,090,377	2,273	446	67,536	45,025	21,810
(223,154)	(230,085)	(963)	(952)	(13,583)	(12,410)	(14,752)
(81,640)	(136,717)	(1,167)	—	(7,318)	(1,974)	—
663,366	468,337	—	—	3,450	(1,780)	(4,421)
(3,716,296)	727,317	(1,353)	—	2,494	(56,904)	4,226,645
(6,214)	(14,185)	—	—	—	—	—

(2,303,363)	1,905,044	(1,210)	(506)	52,579	(28,043)	4,229,282

(629,430)	266,579	(659)	(943)	132,273	(56,122)	4,325,749

9,820,457	9,553,878	4,406	5,349	270,459	326,581	—

$9,191,027	$9,820,457	$3,747	$4,406	$402,732	$270,459	$4,325,749

Invesco V.I. Mid Cap Core Equity Fund— Series I Shares		Invesco Van Kampen V.I. American Value Fund— Series I Shares		Janus Aspen Balanced Portfolio— Institutional Shares		Janus Aspen Enterprise Portfolio— Institutional Shares
2012	2011	2012	2011	2012	2011	2012	2011

$244	$939	$27,897	$9,370	$(1,681)	$229,415	$—	$—
208,877	3,480	72,305	45,712	926,595	1,953,809	505,939	1,555,251
3,169	—	—	—	—	522,591	—	—
100,302	(84,678)	321,836	(46,622)	(1,328)	(2,140,170)	235,856	(1,579,971)

312,592	(80,259)	422,038	8,460	923,586	565,645	741,795	(24,720)

67,837	109,262	189,634	127,315	556,717	1,320,573	497,946	464,461
(31,090)	(11,046)	(55,517)	(23,551)	(104,970)	(363,953)	(124,103)	(117,952)
—	—	(10,784)	—	(71,409)	(10,490,148)	(72,638)	(117,213)
(407,727)	27,885	1,269	31,262	4,749	131,811	(92,665)	(2,456)
(2,708,437)	3,015,981	2,482,957	191,322	(10,829,724)	(750,322)	(284,879)	(2,708,499)
—	—	—	—	—	(233,949)	(11,894)	(2,384)

(3,079,417)	3,142,082	2,607,559	326,348	(10,444,637)	(10,385,988)	(88,233)	(2,484,043)

(2,766,825)	3,061,823	3,029,597	334,808	(9,521,051)	(9,820,343)	653,562	(2,508,763)

3,161,124	99,301	1,487,004	1,152,196	9,521,051	19,341,394	4,213,328	6,722,091

$394,299	$3,161,124	$4,516,601	$1,487,004	$—	$9,521,051	$4,866,890	$4,213,328

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	Janus Aspen Forty Portfolio— Institutional Shares		Janus Aspen Worldwide Portfolio— Institutional Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$33,591	$27,559	$2,678	$2,850
Net realized gain (loss) on investments	759,176	858,068	(3,781)	1,587
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	506,710	(1,446,722)	67,016	(110,027)

Net increase (decrease) in net assets resulting from operations	1,299,477	(561,095)	65,913	(105,590)

Contributions and (Withdrawals):
Payments received from policyowners	405,191	809,884	64,099	28,876
Cost of insurance	(119,239)	(136,147)	(18,708)	(34,300)
Policyowners’ surrenders	(15,954)	(169,197)	(14,257)	(233,144)
Net transfers from (to) Fixed Account	(32,911)	6,949	12,867	547,213
Transfers between Investment Divisions	(5,781,950)	(3,084,040)	(36,837)	(626,854)
Policyowners’ death benefits	(15,619)	(31,046)	(2,330)	—

Net contributions and (withdrawals)	(5,560,482)	(2,603,597)	4,834	(318,209)

Increase (decrease) in net assets	(4,261,005)	(3,164,692)	70,747	(423,799)
NET ASSETS:
Beginning of year	6,958,145	10,122,837	327,699	751,498

End of year	$2,697,140	$6,958,145	$398,446	$327,699

	LVIP SSgA International Index Fund— Standard Class	MFS® Global Tactical Allocation— Initial Class		MFS® International Value Portfolio— Initial Class
	2012(a)	2012	2011	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$37,377	$5,197	$259	$52,095
Net realized gain (loss) on investments	(28)	301	(900)	6,402
Realized gain distribution received	—	—	109	—
Change in unrealized appreciation (depreciation) on investments	55,440	12,612	(139)	275,732

Net increase (decrease) in net assets resulting from operations	92,789	18,110	(671)	334,229

Contributions and (Withdrawals):
Payments received from policyowners	4,105	1,891	—	30,351
Cost of insurance	(5,408)	(5,748)	(253)	(23,622)
Policyowners’ surrenders	—	—	(21,800)	(1,431)
Net transfers from (to) Fixed Account	—	167,008	4,883	(2,307)
Transfers between Investment Divisions	1,979,613	123,164	22,500	4,094,244
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	1,978,310	286,315	5,330	4,097,235

Increase (decrease) in net assets	2,071,099	304,425	4,659	4,431,464
NET ASSETS:
Beginning of year	—	4,659	—	—

End of year	$2,071,099	$309,084	$4,659	$4,431,464

(a)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Lazard Retirement International Equity Portfolio— Service Shares		Lord Abbett Series Fund-Mid Cap Stock Portfolio— Class VC		LVIP Baron Growth Opportunities Fund— Service Class		LVIP SSgA Bond Index Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class
2012	2011	2012	2011	2012	2011	2012(a)	2012(a)

$54,801	$67,034	$29,996	$10,525	$83,978	$(79)	$117,928	$10,026
(4,333)	127,999	357,150	848,758	570,369	629,056	29	(702)
—	—	—	—	273,481	—	—	11,533
495,664	(495,293)	307,871	(1,043,785)	(2,179)	(483,314)	(100,115)	8,596

546,132	(300,260)	695,017	(184,502)	925,649	145,663	17,842	29,453

212,908	326,080	401,765	714,081	1,064,317	650,991	19,208	18,097
(87,301)	(105,488)	(176,020)	(200,141)	(125,040)	(88,499)	(14,560)	(1,919)
(6,903)	(1,173)	(111,624)	(179,979)	(28,869)	(137,301)	—	(213)
31,316	(4,690)	30,747	287,333	(62,030)	213,360	—	12,511
(119,375)	(629,768)	(972,892)	(1,307,742)	1,436,762	(98,499)	4,850,922	363,119
—	(13,988)	(14,723)	(17,316)	(33,074)	—	—	—

30,645	(429,027)	(842,747)	(703,764)	2,252,066	540,052	4,855,570	391,595

576,777	(729,287)	(147,730)	(888,266)	3,177,715	685,715	4,873,412	421,048

3,015,742	3,745,029	4,762,520	5,650,786	4,370,260	3,684,545	—	—

$3,592,519	$3,015,742	$4,614,790	$4,762,520	$7,547,975	$4,370,260	$4,873,412	$421,048

MFS® Investors Trust Series— Initial Class		MFS® New Discovery Series— Initial Class		MFS® Utilities Series— Initial Class		MFS® Value Series— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$449	$434	$—	$—	$(67)	$70,172	$205,950	$94,431
210	4,175	1	72	432,043	64,887	444,734	108,369
—	—	938	1,199	—	—	95,473	25,541
11,187	(5,370)	939	(2,250)	(280,205)	6,709	1,098,443	90,888

11,846	(761)	1,878	(979)	151,771	141,768	1,844,600	319,229

—	—	279	440	75,453	234,481	1,861,427	359,775
(1,022)	(1,058)	(609)	(592)	(28,090)	(74,162)	(198,401)	(111,185)
—	(22,761)	—	—	(60,059)	(41,096)	(155)	—
—	—	—	—	(2,699)	40,129	(353,838)	100,452
(1)	—	—	—	(2,465,767)	57,702	(12,027)	4,390,930
—	—	—	—	(11,046)	—	(32,997)	—

(1,023)	(23,819)	(330)	(152)	(2,492,208)	217,054	1,264,009	4,739,972

10,823	(24,580)	1,548	(1,131)	(2,340,437)	358,822	3,108,609	5,059,201

63,090	87,670	8,917	10,048	2,340,437	1,981,615	9,558,500	4,499,299

$73,913	$63,090	$10,465	$8,917	$—	$2,340,437	$12,667,109	$9,558,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	Neuberger Berman AMT Large Cap Value Portfolio— Class I Shares		Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,228	$—	$709	$317
Net realized gain (loss) on investments	5,569	32,654	778	268
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	44,611	(54,304)	12,276	(2,024)

Net increase (decrease) in net assets resulting from operations	51,408	(21,650)	13,763	(1,439)

Contributions and (Withdrawals):
Payments received from policyowners	128,244	44,984	2,028	10,488
Cost of insurance	(4,600)	(4,345)	(5,621)	(4,490)
Policyowners’ surrenders	—	(148,423)	(1,261)	—
Net transfers from (to) Fixed Account	2,512	161	792	—
Transfers between Investment Divisions	(4,154)	42,350	—	12,054
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	122,002	(65,273)	(4,062)	18,052

Increase (decrease) in net assets	173,410	(86,923)	9,701	16,613
NET ASSETS:
Beginning of year	261,018	347,941	97,627	81,014

End of year	$434,428	$261,018	$107,328	$97,627

	PIMCO Low Duration Portfolio— Administrative Class Shares		PIMCO Real Return Portfolio— Administrative Class Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$68,519	$40,741	$187,154	$246,813
Net realized gain (loss) on investments	32,596	56,622	521,085	714,232
Realized gain distribution received	—	—	1,022,788	352,858
Change in unrealized appreciation (depreciation) on investments	95,260	(78,502)	(334,042)	7,429

Net increase (decrease) in net assets resulting from operations	196,375	18,861	1,396,985	1,321,332

Contributions and (Withdrawals):
Payments received from policyowners	1,183,566	982,019	2,495,579	1,177,989
Cost of insurance	(194,917)	(175,161)	(290,927)	(190,541)
Policyowners’ surrenders	(8,518)	(301,512)	(212,169)	(105,843)
Net transfers from (to) Fixed Account	(622,165)	96,573	(578,457)	483,193
Transfers between Investment Divisions	1,350,731	162,086	4,964,190	(324,977)
Policyowners’ death benefits	—	—	(9,764)	(3,663)

Net contributions and (withdrawals)	1,708,697	764,005	6,368,452	1,036,158

Increase (decrease) in net assets	1,905,072	782,866	7,765,437	2,357,490
NET ASSETS:
Beginning of year	2,808,385	2,025,519	12,697,409	10,339,919

End of year	$4,713,457	$2,808,385	$20,462,846	$12,697,409

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Oppenheimer Core Bond Fund/VA— Non-Service Shares		PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares		PIMCO High Yield Portfolio— Administrative Class Shares		PIMCO Long-Term U.S. Government Portfolio— Administrative Class Shares
2012	2011	2012	2011	2012	2011	2012	2011

$62	$70	$54,292	$40,944	$78,377	$22,026	$35,629	$4,303
2	(1)	45,555	60,911	6,024	(898)	14,055	(1,643)
—	—	238,949	49,983	—	—	379,339	3,901
59	27	(122,516)	(54,465)	92,590	(19,299)	(447,645)	33,468

123	96	216,280	97,373	176,991	1,829	(18,622)	40,029

—	—	1,344,175	539,277	503,042	194,365	65,000	35,718
(71)	(61)	(58,903)	(16,097)	(25,612)	(3,119)	(41,045)	(2,447)
—	—	—	(24,461)	—	(117)	(1,970)	(21,599)
—	—	(420,782)	811,255	(113,774)	323,884	1,593	7,334
(1)	—	804,040	152,622	831,071	(2,410)	3,697,430	—
—	—	—	—	—	—	—	—

(72)	(61)	1,668,530	1,462,596	1,194,727	512,603	3,721,008	19,006

51	35	1,884,810	1,559,969	1,371,718	514,432	3,702,386	59,035

1,226	1,191	2,280,536	720,567	514,432	—	194,163	135,128

$1,277	$1,226	$4,165,346	$2,280,536	$1,886,150	$514,432	$3,896,549	$194,163

PIMCO Total Return Portfolio— Administrative Class Shares		Royce Micro-Cap Portfolio— Investment Class		Royce Small-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio
2012	2011	2012	2011	2012	2011	2012	2011

$1,313,762	$1,184,212	$(143)	$152,245	$—	$25,959	$28,038	$—
523,441	1,016,783	155,059	1,080,108	748,393	2,267,055	1,935,904	261,642
1,115,907	653,219	124,252	—	—	—	—	—
1,654,875	(1,276,936)	169,972	(1,962,447)	(75,640)	(2,471,385)	862,258	(65,180)

4,607,985	1,577,278	449,140	(730,094)	672,753	(178,371)	2,826,200	196,462

4,971,833	3,832,346	676,086	700,950	517,103	1,007,433	1,912,821	1,611,760
(1,187,216)	(1,058,083)	(113,427)	(114,436)	(59,005)	(173,901)	(561,045)	(457,670)
(491,299)	(1,201,856)	(45,641)	(206,164)	(89,678)	(285,424)	(46,192)	(24,136)
(293,225)	759,814	(50,247)	(720,678)	101,805	(1,265,946)	441,519	1,020,007
5,417,034	(1,603,645)	(819,836)	(872,110)	(8,544,666)	(329,151)	(917,841)	583,569
(126,903)	(38,573)	(12,606)	—	—	(6,844)	(4,213)	(36,181)

8,290,224	690,003	(365,671)	(1,212,438)	(8,074,441)	(1,053,833)	825,049	2,697,349

12,898,209	2,267,281	83,469	(1,942,532)	(7,401,688)	(1,232,204)	3,651,249	2,893,811

46,389,224	44,121,943	5,628,740	7,571,272	7,401,688	8,633,892	15,211,139	12,317,328

$59,287,433	$46,389,224	$5,712,209	$5,628,740	$—	$7,401,688	$18,862,388	$15,211,139

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	T. Rowe Price Equity Income Portfolio		T. Rowe Price Index 500 Portfolio
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$119,489	$391,721	$11,014	$5,678
Net realized gain (loss) on investments	2,529,831	2,239,609	52,935	86
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(579,775)	(3,204,102)	17,494	9,564

Net increase (decrease) in net assets resulting from operations	2,069,545	(572,772)	81,443	15,328

Contributions and (Withdrawals):
Payments received from policyowners	1,043,225	2,310,558	104,956	72,018
Cost of insurance	(178,422)	(565,242)	(22,836)	(12,350)
Policyowners’ surrenders	(130,431)	(942,598)	(69,265)	(19,762)
Net transfers from (to) Fixed Account	2,144	432,042	3,484	20,012
Transfers between Investment Divisions	(22,965,327)	(3,245,169)	(44,815)	213,178
Policyowners’ death benefits	(16,567)	(38,662)	(801)	—

Net contributions and (withdrawals)	(22,245,378)	(2,049,071)	(29,277)	273,096

Increase (decrease) in net assets	(20,175,833)	(2,621,843)	52,166	288,424
NET ASSETS:
Beginning of year	20,175,833	22,797,676	502,729	214,305

End of year	$—	$20,175,833	$554,895	$502,729

	TOPS™ Capital Preservation ETF Portfolio— Class 2 Shares	TOPS™ Protected Balanced ETF Portfolio— Class 2 Shares	TOPS™ Protected Growth ETF Portfolio— Class 2 Shares
	2012	2012	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$3	$—	$—
Net realized gain (loss) on investments	—	8	(3,764)	—
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	62	168	(5,370)	5,385

Net increase (decrease) in net assets resulting from operations	62	179	(9,134)	5,385

Contributions and (Withdrawals):
Payments received from policyowners	1	—	243	2,673,532
Cost of insurance	(4)	(81)	(48,876)	—
Policyowners’ surrenders	—	—	—	—
Net transfers from (to) Fixed Account	2,656	3,260	225	—
Transfers between Investment Divisions	—	(81)	(5,014,995)	2,394,100
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	2,653	3,098	(5,063,403)	5,067,632

Increase (decrease) in net assets	2,715	3,277	(5,072,537)	5,073,017
NET ASSETS:
Beginning of year	—	—	5,073,017	—

End of year	$2,715	$3,277	$480	$5,073,017

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio
2012	2011	2012	2011	2012	2011	2012	2011

$31,208	$84,794	$120,760	$98,427	$37,056	$13,052	$288,606	$335,565
312,465	68,561	(20,550)	(20,025)	364,043	277,778	1,687,826	3,782,710
—	—	11,604	31,235	47,162	454,195	380,612	—
443,639	(628,811)	42,482	(33,804)	436,391	(826,805)	(43,571)	(3,818,660)

787,312	(475,456)	154,296	75,833	884,652	(81,780)	2,313,473	299,615

357,160	562,645	1,789,807	842,600	1,364,215	692,273	969,395	1,276,081
(107,776)	(93,252)	(119,982)	(94,072)	(176,746)	(130,059)	(389,165)	(445,747)
(63,164)	(131,085)	(38,763)	(146,493)	(463,507)	(40,089)	(257,621)	(106,173)
(70,579)	100,403	(145,857)	26,847	(80,879)	202,501	65,509	(4,901,488)
(3,082,077)	2,032,818	362,879	(491,673)	408,205	477,068	(4,990,656)	(9,097,698)
(2,163)	—	—	(922)	(20,731)	—	(2,642)	(56,009)

(2,968,599)	2,471,529	1,848,084	136,287	1,030,557	1,201,694	(4,605,180)	(13,331,034)

(2,181,287)	1,996,073	2,002,380	212,120	1,915,209	1,119,914	(2,291,707)	(13,031,419)

4,908,605	2,912,532	3,801,649	3,589,529	5,888,144	4,768,230	16,255,553	29,286,972

$2,727,318	$4,908,605	$5,804,029	$3,801,649	$7,803,353	$5,888,144	$13,963,846	$16,255,553

TOPS™ Protected Moderate Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I		UIF Emerging Markets Equity Portfolio— Class I		UIF U.S. Real Estate Portfolio— Class I
2012	2012	2011	2012	2011	2012	2011

$5	$138,325	$128,554	$(289)	$45,838	$80,841	$70,976
11	154,868	99,048	1,200,341	402,494	960,859	1,831,820
—	—	40,103	—	—	—	—
313	466,009	(63,063)	138,106	(2,692,476)	167,849	(1,412,886)

329	759,202	204,642	1,338,158	(2,244,144)	1,209,549	489,910

—	1,232,469	904,318	1,194,167	1,275,823	761,329	596,641
(113)	(75,308)	(46,535)	(64,727)	(197,545)	(112,170)	(100,968)
—	(68,044)	(185,070)	(87,445)	(271,631)	(42,219)	(149,563)
5,892	(331,422)	849,993	25,529	62,312	93,324	(1,397,041)
(142)	647,229	(637,422)	(12,538,452)	(1,425,651)	381,207	(1,222,743)
—	(12,164)	(7,399)	(4,175)	(40,939)	(68,276)	(1,450)

5,637	1,392,760	877,885	(11,475,103)	(597,631)	1,013,195	(2,275,124)

5,966	2,151,962	1,082,527	(10,136,945)	(2,841,775)	2,222,744	(1,785,214)

—	3,155,752	2,073,225	10,136,945	12,978,720	7,382,303	9,167,517

$5,966	$5,307,714	$3,155,752	$—	$10,136,945	$9,605,047	$7,382,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	Van Eck VIP Global Bond Fund— Initial Class		Van Eck VIP Global Hard Assets— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$29,019	$92,768	$—	$26,430
Net realized gain (loss) on investments	(1,419)	392	(319,822)	156,350
Realized gain distribution received	18,314	23,667	170,411	28,300
Change in unrealized appreciation (depreciation) on investments	36,359	(24,104)	272,393	(691,566)

Net increase (decrease) in net assets resulting from operations	82,273	92,723	122,982	(480,486)

Contributions and (Withdrawals):
Payments received from policyowners	132,510	84,370	229,043	223,487
Cost of insurance	(48,346)	(40,289)	(17,167)	(48,748)
Policyowners’ surrenders	(5,037)	(57,045)	(6,510)	(117,002)
Net transfers from (to) Fixed Account	270,935	1,541	92,093	218,986
Transfers between Investment Divisions	95,513	149,219	(2,607,087)	333,713
Policyowners’ death benefits	(13,649)	—	—	—

Net contributions and (withdrawals)	431,926	137,796	(2,309,628)	610,436

Increase (decrease) in net assets	514,199	230,519	(2,186,646)	129,950
NET ASSETS:
Beginning of year	1,255,967	1,025,448	2,186,646	2,056,696

End of year	$1,770,166	$1,255,967	$—	$2,186,646

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Van Eck VIP Multi-Manager Alternatives— Initial Class
2012	2011

$—	$1,956
1,721	(3,461)
—	1,222
(130)	(8,338)

1,591	(8,621)

70,759	36,910
(2,322)	(2,976)
—	—
(185)	(434,613)
53,189	229,622
(300)	—

121,141	(171,057)

122,732	(179,678)

45,634	225,312

$168,366	$45,634

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC Corporate Sponsored Variable Universal Life Separate Account-I (“CSVUL Separate Account-I”) was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life Insurance policies (“CSVUL”) (“Series 1 policies”), NYLIAC CorpExec Variable Universal Life Insurance II policies (“CEVUL2”) (“Series 2 policies”), NYLIAC CorpExec Variable Universal Life Insurance III policies (“CEVUL3”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance IV policies (“CEVUL4”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance V policies (“CEVUL5”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance VI policies (“CEVUL6”) (“Series 3 policies”), and NYLIAC CorpExec Accumulator Variable Universal Life Insurance policies (“CEAVUL”) (“Series 3 policies”). The policies are designed for group and/or sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and are sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is a wholly-owned subsidiary of NYLIC. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, The Alger Portfolios, AllianceBernstein® Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series®, Davis Variable Account Fund, Inc., Delaware VIP® Trust, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, DWS Investments VIT Funds, DWS Variable Series I, DWS Variable Series II, Fidelity® Variable Insurance Products Funds, Fidelity® Variable Insurance Products Freedom Funds, ING Variable Portfolios, Inc., Invesco Variable Insurance Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., and the Van Eck VIP Trust (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay Shields”), Madison Square Investors LLC (“Madison Square Investors”), Massachusetts Financial Services Company (“MFS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Van Eck Associates Corporation (“Van Eck”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.; Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc., (“JCGI”). MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc., Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc., DFA, DuPont Capital, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.

On May 1, 2012, as a result of a restructuring of our investment options offered under the policies, some Funds that were previously offered are no longer available as investment options to our policyowners and those Funds were closed to our policyowners (“Closed Funds”). The assets in those Funds were transferred into new MainStay VP Portfolios (“Replacement Funds”). New York Life Investments is the investment manager of the Replacement Funds. For most of the Funds, the advisor of the Closed Fund is the sub-advisor for the corresponding Replacement Fund and

NYLIAC CSVUL Separate Account-I

will continue to provide day-to-day Fund management services for our policyowners. The following is a listing of the Closed Funds (Column A) and the Replacement Funds (Column B).

Column A—Closed Funds	Column B—Replacement Funds
Van Eck VIP Global Hard Assets—Initial Class	MainStay VP Van Eck Global Hard Assets—Initial Class
Janus Aspen Balanced Portfolio—Institutional Shares	MainStay VP Janus Balanced—Initial Class
MFS® Utilities Series—Initial Class	MainStay VP MFS® Utilities—Initial Class
T. Rowe Price Equity Income Portfolio	MainStay VP T. Rowe Price Equity Income—Initial Class
Universal Institution Funds, Inc. (“UIF”) Emerging Markets Equity Portfolio—Class I	MainStay VP DFA /DuPont Capital Emerging Markets Equity—Initial Class
Alger Small Cap Growth Portfolio—Class I-2 Shares	MainStay VP Eagle Small Cap Growth—Initial Class
Royce Small-Cap Portfolio—Investment Class	MainStay VP Eagle Small Cap Growth—Initial Class
Calvert VP SRI Balanced Portfolio	MainStay VP Janus Balanced—Initial Class

Not all of the Closed Funds were offered in each policy impacted by the restructure. If the Closed Fund was not previously offered, then the corresponding Replacement Fund will not be offered.

On May 1, 2012, any policyowner allocations that remained in the Closed Funds were redeemed. Those redemptions were used to purchase accumulation units in the corresponding Replacement Funds. After May 1, 2012, the Closed Funds were no longer available as investment options under the policies. For the 30 days following May 1st, policyowners were able to transfer all or a portion of their account value out of the Replacement Fund to another Fund available through their policy without any charge or limitation.

As of May 1, 2012, the following Investment Divisions were added to one or more of the products investing in CSVUL Separate Account-I:

American Century VP Inflation Protection—Class II Shares

Delaware VIP® Small Cap Value Series—Standard Class

ING Russell™ Mid Cap Index Portfolio—I

LVIP SSgA Bond Index Fund—Standard Class

LVIP SSgA Developed International 150 Fund—Standard Class

LVIP SSgA Emerging Markets 100 Fund—Standard Class

LVIP SSgA International Index Fund—Standard Class

Therefore, the following Investment Divisions, with their respective Fund portfolios, are available in CSVUL Separate Account-I:

MainStay VP Bond—Initial Class

MainStay VP Cash Management

MainStay VP Common Stock—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class

MainStay VP Eagle Small Cap Growth—Initial Class

MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP Growth Equity—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP T. Rowe Price Equity Income—Initial Class

MainStay VP U.S. Small Cap—Initial Class

MainStay VP Van Eck Global Hard Assets—Initial Class

Alger SMid Cap Growth Portfolio—Class I-2 Shares

AllianceBernstein® VPS International Value Portfolio—Class A Shares

AllianceBernstein® VPS Small/Mid Cap Value Portfolio— Class A Shares

American Century VP Inflation Protection—Class II Shares

American Century VP Value—Class II Shares

American Funds Asset Allocation Fund—Class 2 Shares

American Funds Global Growth Fund—Class 1 Shares

American Funds Global Small Capitalization Fund—Class 2 Shares

American Funds Growth Fund—Class 2 Shares

American Funds Growth-Income Fund—Class 2 Shares

American Funds International Fund—Class 2 Shares

Davis Value Portfolio

Delaware VIP® International Value Equity Series—Standard Class

Delaware VIP® Small Cap Value Series—Standard Class

Dreyfus IP Technology Growth Portfolio—Initial Shares

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

DWS Dreman Small Mid Cap Value VIP—Class A Shares

DWS Global Small Cap Growth VIP—Class A Shares

DWS Small Cap Index VIP—Class A Shares

Fidelity® VIP Contrafund® Portfolio—Initial Class

Fidelity® VIP Equity-Income Portfolio—Initial Class

Fidelity® VIP Freedom 2010 Portfolio—Initial Class

Fidelity® VIP Freedom 2020 Portfolio—Initial Class

Fidelity® VIP Freedom 2030 Portfolio—Initial Class

Fidelity® VIP Freedom 2040 Portfolio—Initial Class

Fidelity® VIP Growth Portfolio—Initial Class

Fidelity® VIP Index 500 Portfolio—Initial Class

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class

Fidelity® VIP Mid Cap Portfolio—Initial Class

Fidelity® VIP Money Market Portfolio—Initial Class

Fidelity® VIP Overseas Portfolio—Initial Class

Fidelity® VIP Value Leaders Portfolio—Initial Class

Fidelity® VIP Value Strategies Portfolio—Service Class 2

ING Russell™ Mid Cap Index Portfolio-I

Invesco V.I. Global Real Estate Fund—Series I Shares

Invesco V.I. International Growth Fund—Series I Shares

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares

Invesco Van Kampen V.I. American Value Fund—Series I Shares1

Janus Aspen Enterprise Portfolio—Institutional Shares

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Worldwide Portfolio—Institutional Shares

Lazard Retirement International Equity Portfolio—Service Shares

Lord Abbett Series Fund-Mid Cap Stock Portfolio—Class VC2

LVIP Baron Growth Opportunities Fund—Service Class

LVIP SSgA Bond Index Fund—Standard Class

LVIP SSgA Developed International 150 Fund—Standard Class

LVIP SSgA Emerging Markets 100 Fund—Standard Class

LVIP SSgA International Index Fund—Standard Class

MFS® Global Tactical Allocation—Initial Class

MFS® International Value Portfolio—Initial Class

MFS® Investors Trust Series—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Value Series—Initial Class

Neuberger Berman AMT Large Cap Value Portfolio—Class I Shares3

Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares

Oppenheimer Core Bond Fund/VA— Non-Service Shares

PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares

PIMCO High Yield Portfolio—Administrative Class Shares

PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares

PIMCO Low Duration Portfolio—Administrative Class Shares

PIMCO Real Return Portfolio—Administrative Class Shares

PIMCO Total Return Portfolio—Administrative Class Shares

Royce Micro-Cap Portfolio—Investment Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Index 500 Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

TOPS™ Aggressive Growth ETF Portfolio—Class 2 Shares

TOPS™ Balanced ETF Portfolio—Class 2 Shares

TOPS™ Capital Preservation ETF Portfolio—Class 2 Shares

TOPS™ Growth ETF Portfolio—Class 2 Shares

TOPS™ Moderate Growth ETF Portfolio—Class 2 Shares

TOPS™ Protected Balanced ETF Portfolio—Class 2 Shares

TOPS™ Protected Growth ETF Portfolio—Class 2 Shares

TOPS™ Protected Moderate Growth ETF Portfolio—Class 2 Shares

UIF Emerging Markets Debt Portfolio—Class I

UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Global Bond Fund—Initial Class

Van Eck VIP Multi-Manager Alternatives—Initial Class

[1]	Formerly Invesco Van Kampen V.I. Mid Cap Value Fund—Series I Shares
[2]	Formerly Lord Abbett Series Fund—Mid-Cap Value Portfolio
[3]	Formerly Neuberger Berman AMT Partners Portfolio—Class I Shares

Not all investment options are available under all policies.

No new investments may be added to the AllianceBernstein® VPS International Value Portfolio—Class A Shares, Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares, MFS® Investors Trust Series—Initial Class, MFS® New Discovery Series—Initial Class, or the Oppenheimer Core Bond Fund/VA—Non-Service Shares Investment Divisions.

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.

At the close of the financial reporting period, there have been no investments in the following Investment Divisions: LVIP SSgA Developed International 150 Fund—Standard Class, TOPS™ Aggressive Growth ETF Portfolio—Class 2

NYLIAC CSVUL Separate Account-I

Shares, TOPS™ Balanced ETF Portfolio—Class 2 Shares, TOPS™ Growth ETF Portfolio—Class 2 Shares and TOPS™ Moderate Growth ETF Portfolio—Class 2 Shares.

Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as non-replacement policies are allocated to NYLIAC’s General Account until 10 days (30 days in California for policy owners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as a replacement to an existing policy are allocated to NYLIAC’s General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.

Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of shares held at the valuation date, which represents fair value, and are classified as level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

As of January 25, 2013, Madison Square Investors changed its name to Cornerstone Capital Management Holdings LLC. As a result, all references in the prospectuses to Madison Square Investors as a subadvisor are hereby deleted and replaced with Cornerstone Capital Management Holdings LLC.

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales

MainStay VP Bond—Initial Class	$9,427	$6,542
MainStay VP Cash Management	36,893	32,499
MainStay VP Common Stock—Initial Class	2,546	3,718
MainStay VP Convertible—Initial Class	457	73
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	16,401	3,266
MainStay VP Eagle Small Cap Growth—Initial Class	8,850	3,466
MainStay VP Floating Rate—Initial Class	432	78
MainStay VP Government—Initial Class	837	463
MainStay VP Growth Equity—Initial Class	140	1,151
MainStay VP High Yield Corporate Bond—Initial Class	11,045	4,090
MainStay VP ICAP Select Equity—Initial Class	6,535	5,187
MainStay VP Income Builder—Initial Class	633	667
MainStay VP International Equity—Initial Class	1,618	7,361
MainStay VP Janus Balanced—Initial Class	11,900	3,884
MainStay VP Large Cap Growth—Initial Class	4	7
MainStay VP MFS® Utilities—Initial Class	3,076	421
MainStay VP Mid Cap Core—Initial Class	6,125	2,282
MainStay VP S&P 500 Index—Initial Class	5,824	8,428
MainStay VP T. Rowe Price Equity Income—Initial Class	26,611	4,233
MainStay VP U.S. Small Cap—Initial Class	619	1,563
MainStay VP Van Eck Global Hard Assets—Initial Class	3,177	170
Alger Small Cap Growth Portfolio—Class I-2 Shares	—	14
Alger SMid Cap Growth Portfolio—Class I-2 Shares	207	36
AllianceBernstein® VPS International Value Portfolio—Class A Shares	98	655
AllianceBernstein® VPS Small/Mid Cap Value Portfolio—Class A Shares	1,572	542
American Century VP Inflation Protection—Class II Shares	328	1
American Century VP Value—Class II Shares	778	612
American Funds Asset Allocation Fund—Class 2 Shares	561	158
American Funds Global Growth Fund—Class 1 Shares	335	260
American Funds Global Small Capitalization Fund—Class 2 Shares	688	631
American Funds Growth Fund—Class 2 Shares	2,259	1,267
American Funds Growth-Income Fund—Class 2 Shares	106	66
American Funds International Fund—Class 2 Shares	7,317	3,385
Calvert VP SRI Balanced Portfolio	—	16
Davis Value Portfolio	151	296
Delaware VIP® International Value Equity Series—Standard Class	1,686	559
Delaware VIP® Small Cap Value Series—Standard Class	3,801	133
Dreyfus IP Technology Growth Portfolio—Initial Shares	429	128
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	1	1
DWS Dreman Small Mid Cap Value VIP—Class A Shares	897	2,077
DWS Global Small Cap Growth VIP—Class A Shares	6	113
DWS Small Cap Index VIP—Class A Shares	3,264	3,272
Fidelity® VIP Contrafund® Portfolio—Initial Class	5,742	8,414
Fidelity® VIP Equity-Income Portfolio—Initial Class	1,144	525
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	6,028	637
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	6,731	2,822
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2,925	1,368
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	1,646	1,051
Fidelity® VIP Growth Portfolio—Initial Class	617	347
Fidelity® VIP Index 500 Portfolio—Initial Class	18,603	19,804
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	1,879	6,056
Fidelity® VIP Mid Cap Portfolio—Initial Class	8,310	13,840
Fidelity® VIP Money Market Portfolio—Initial Class	33,198	20,390
Fidelity® VIP Overseas Portfolio—Initial Class	3,858	5,959
Fidelity® VIP Value Leaders Portfolio—Initial Class	2	3
Fidelity® VIP Value Strategies Portfolio—Service Class 2	82	28

NYLIAC CSVUL Separate Account-I

	Purchases	Sales

ING RussellTM Mid Cap Index Portfolio-I	$4,259	$30
Invesco V.I. Global Real Estate Fund—Series I Shares	657	373
Invesco V.I. International Growth Fund—Series I Shares	4,369	2,914
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	211	3,287
Invesco Van Kampen V.I. American Value Fund—Series I Shares	3,057	326
Janus Aspen Balanced Portfolio—Institutional Shares	756	11,201
Janus Aspen Enterprise Portfolio—Institutional Shares	1,803	1,890
Janus Aspen Forty Portfolio—Institutional Shares	2,597	8,123
Janus Aspen Worldwide Portfolio—Institutional Shares	77	70
Lazard Retirement International Equity Portfolio—Service Shares	1,118	1,033
Lord Abbett Series Fund-Mid Cap Stock Portfolio—Class VC	714	1,525
LVIP Baron Growth Opportunities Fund—Service Class	5,579	2,970
LVIP SSgA Bond Index Fund—Standard Class	4,988	15
LVIP SSgA Emerging Markets 100 Fund—Standard Class	441	28
LVIP SSgA International Index Fund—Standard Class	2,021	5
MFS® Global Tactical Allocation—Initial Class	308	17
MFS® International Value Portfolio—Initial Class	4,426	276
MFS® Investors Trust Series—Initial Class	1	1
MFS® New Discovery Series—Initial Class	1	1
MFS® Utilities Series—Initial Class	190	2,681
MFS® Value Series—Initial Class	6,686	5,120
Neuberger Berman AMT Large Cap Value Portfolio—Class I Shares	194	70
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	3	7
Oppenheimer Core Bond Fund/VA—Non-Service Shares	—	—
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	4,406	2,443
PIMCO High Yield Portfolio—Administrative Class Shares	2,274	1,000
PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares	4,199	69
PIMCO Low Duration Portfolio—Administrative Class Shares	3,550	1,775
PIMCO Real Return Portfolio—Administrative Class Shares	12,411	4,834
PIMCO Total Return Portfolio—Administrative Class Shares	30,082	19,349
Royce Micro-Cap Portfolio—Investment Class	1,413	1,654
Royce Small-Cap Portfolio—Investment Class	2,095	10,168
T. Rowe Price Blue Chip Growth Portfolio	5,156	4,302
T. Rowe Price Equity Income Portfolio	4,555	26,677
T. Rowe Price Index 500 Portfolio	158	177
T. Rowe Price International Stock Portfolio	737	3,675
T. Rowe Price Limited-Term Bond Portfolio	7,471	5,486
T. Rowe Price New America Growth Portfolio	2,682	1,568
T. Rowe Price Personal Strategy Balanced Portfolio	3,977	7,903
TOPSTM Capital Preservation ETF Portfolio—Class 2 Shares	3	—
TOPSTM Protected Balanced ETF Portfolio—Class 2 Shares	6	3
TOPSTM Protected Growth ETF Portfolio—Class 2 Shares	—	5,064
TOPSTM Protected Moderate Growth ETF Portfolio—Class 2 Shares	10	5
UIF Emerging Markets Debt Portfolio—Class I	3,914	2,383
UIF Emerging Markets Equity Portfolio—Class I	2,039	13,511
UIF U.S. Real Estate Portfolio—Class I	3,398	2,173
Van Eck VIP Global Bond Fund—Initial Class	808	328
Van Eck VIP Global Hard Assets—Initial Class	652	2,791
Van Eck VIP Multi-Manager Alternatives—Initial Class	180	59

Total	$409,031	$344,375

Not all investment options are available under all policies.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

Deductions from Premiums:

N

YLIAC deducts premium expense charges from all premiums received for certain CSVUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the premium payment received.

Sales Expense Charge:

NYLIAC deducts a Sales Expense Charge from all premium payments for CSVUL Separate Account-I policies to partially cover the expenses associated with selling the policies.

For CSVUL policies, currently 2.25% of any premium payment is deducted. This charge may increase in the future, but will never exceed 4.5%.

For CEVUL2 policies, currently 13.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL3 policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL4 policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL5 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

NYLIAC CSVUL Separate Account-I

For CEVUL6 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEAVUL policies, currently 16.25% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 0.75% from any additional premiums paid in this Policy Year. During Policy years two through four, we currently expect to deduct a sales expense charge of 9.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 4.00% from any additional premiums paid in that Policy Year. During Policy Years five through seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 1.75% from any additional premiums paid in that Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. If the Supplementary Term Rider is added, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the Supplementary Term Rider, multiplied by (ii) the Base Face Amount divided by the Target Face Amount. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

State and Federal Premium Tax Charge:

NYLIAC deducts State and Federal Premium Tax Charges from all premium payments for CSVUL Separate Account-I policies. These charges may increase consistent with changes in the applicable tax law.

For CSVUL policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL2 policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL3 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL4 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL5 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

For CEVUL6 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

For CEAVUL policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of CSVUL Separate Account-I policies. These charges include the cost of insurance charge, a monthly contract charge, a mortality and expense charge (deducted from the policy’s cash value for CEVUL3 through CEVUL6 and CEAVUL), a partial withdrawal charge, a per thousand face amount charge, and a surrender charge. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Cost of Insurance Charge:

A charge to cover the cost of providing life insurance benefits is assessed monthly on all CSVUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included, and the cash value of the policy.

Monthly Contract Charge:

This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL policies, a monthly contract charge of $7.50 is assessed each month.

For CEVUL2 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL3 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL4 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL5 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL6 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEAVUL policies, beginning in the second Policy Year, a monthly contract charge of $10.00 is assessed each month.

Mortality & Expense Risk Charges:

The CSVUL Separate Account-I is assessed a charge for mortality and expense risks assumed by NYLIAC. These charges were in effect for each of the five periods presented in the Financial Highlights section. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. For CEVUL3 through CEVUL6 and CEAVUL, the mortality and expense charge is recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division.

During 2013, NYLIAC determined that the mortality and expense risk charge within Series 1 of the MainStay VP DFA/Dupont Capital Emerging Markets Equity—Initial Class, MainStay VP Janus Balanced—Initial Class and MainStay VP T. Rowe Price Equity Income— Initial Class Investment Divisions had been levied at an incorrect and excessive rate for the period May 1, 2012 (inception of the Investment Divisions) through March 14, 2013. During 2013, these policyowners will receive written notification of the error and reimbursement in the form of additional units,

NYLIAC CSVUL Separate Account-I

calculated using the corrected Accumulation Unit Values (“AUVs”) for the affected period. For the period ending December 31, 2012, a receivable from NYLIAC in the amount of $124,090 was recorded to reflect a reimbursement due to these Investment Divisions for the excessive mortality and expense risk charges levied. In addition, the 2012 financial statements were adjusted to reflect the correct ending AUV, unit activity and total return for these affected Investment Divisions. The 2012 impact of this error to the following financial statement line items was deemed to be immaterial and therefore no adjustment has been made to the 2012 financial statements: Cost of insurance, Policyowners’ surrenders, Net transfers from (to) Fixed Account and Transfers between Investment Divisions.

For CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%.

For CEVUL3 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%.

For CEVUL4 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%.

For CEVUL5 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy years one through ten, the mortality and expense risk charge deducted is .50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%.

For CEVUL6 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Year one, the mortality and expense charge deducted is .25%. In Policy Years two through ten, the mortality and expense charge deducted is .45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to .25%.

For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the CSVUL Separate Account-I value, 0.37% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.20% of the CSVUL Separate Account-I value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the CSVUL Separate Account-I value, 0.32% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.15% of the CSVUL Separate Account-I value over $200,000.

Partial Withdrawal Charge

For CSVUL policies, NYLIAC may assess a Partial Withdrawal Charge of the lesser of $25 or 2.00% of amounts withdrawn. This charge is guaranteed not to exceed $25 per transaction. NYLIAC does not currently assess this charge.

For CEVUL2 policies, NYLIAC may assess a Partial Withdrawal Charge of $25 per transaction. This charge is guaranteed not to exceed $25 per transaction. NYLIAC does not currently assess this charge.

For CEVUL3 policies, NYLIAC may assess a Partial Withdrawal Charge of $25 per transaction. This charge is guaranteed not to exceed $25 per transaction. NYLIAC does not currently assess this charge.

For CEVUL4 policies, NYLIAC may assess a Partial Withdrawal Charge of $25 per transaction. This charge is guaranteed not to exceed $25 per transaction. NYLIAC does not currently assess this charge.

For CEVUL5 policies, NYLIAC may assess a Partial Withdrawal Charge of $25 per transaction. This charge is guaranteed not to exceed $25 per transaction. NYLIAC does not currently assess this charge.

For CEVUL6 policies, NYLIAC may assess a Partial Withdrawal Charge of $25 per transaction. This charge is guaranteed not to exceed $25 per transaction. NYLIAC does not currently assess this charge.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For CEAVUL policies, NYLIAC may assess a Partial Withdrawal Charge of $25 per transaction. This charge is guaranteed not to exceed $25 per transaction. NYLIAC does not currently assess this charge.

Per Thousand Face Amount Charge:

For CEAVUL policies, NYLIAC assesses a monthly per thousand face amount charge. The charge varies based on characteristics of the insured, the number of policies issued at the same time to other policyowners with the same employer as the insured, and the amount of the employer’s contribution (if any) to premium payments. The guaranteed maximum charge is $1.20 per $1,000 of the policy’s face amount.

Surrender Charge:

For CSVUL policies, NYLIAC assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by Investment Division from the policy’s cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1–5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying Statement of Changes in Net Assets as policyowner’s surrenders are presented net of these charges.

Transfer Charge:

For CSVUL policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL2 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL3 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL4 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL5 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL6 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEAVUL policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

CSVUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or CSVUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.10% to 2.50%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 3.01%. These ranges are shown as a percentage of average net assets as of December 31, 2011, and approximate the ranges as of December 31, 2012.

NOTE 4—Distribution of Net Income:

C

SVUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC CSVUL Separate Account-I

(This page intentionally left blank)

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

T

he changes in units outstanding for the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012			2011
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Bond—Initial Class	404	(416)	(12)	3,009	(115)	2,894
MainStay VP Cash Management	31,511	(27,917)	3,594	37,084	(47,881)	(10,797)
MainStay VP Common Stock—Initial Class	52	(226)	(174)	20	(761)	(741)
MainStay VP Convertible—Initial Class	25	(4)	21	30	(32)	(2)
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	1,658	(333)	1,325	—	—	—
MainStay VP Eagle Small Cap Growth—Initial Class	891	(354)	537	—	—	—
MainStay VP Floating Rate—Initial Class	31	(6)	25	36	(28)	8
MainStay VP Government—Initial Class	51	(31)	20	40	(32)	8
MainStay VP Growth Equity—Initial Class	8	(85)	(77)	14	(380)	(366)
MainStay VP High Yield Corporate Bond—Initial Class	536	(229)	307	699	(1,025)	(326)
MainStay VP ICAP Select Equity—Initial Class	99	(287)	(188)	87	(696)	(609)
MainStay VP Income Builder—Initial Class	24	(51)	(27)	613	(54)	559
MainStay VP International Equity—Initial Class	59	(479)	(420)	223	(735)	(512)
MainStay VP Janus Balanced—Initial Class	1,192	(382)	810	—	—	—
MainStay VP Large Cap Growth—Initial Class	1	(1)	—	—	(2)	(2)
MainStay VP MFS® Utilities—Initial Class	309	(42)	267	—	—	—
MainStay VP Mid Cap Core—Initial Class	76	(114)	(38)	229	(103)	126
MainStay VP S&P 500 Index—Initial Class	237	(559)	(322)	264	(1,451)	(1,187)
MainStay VP T. Rowe Price Equity Income—Initial Class	2,666	(420)	2,246	—	—	—
MainStay VP U.S. Small Cap—Initial Class	43	(114)	(71)	50	(225)	(175)
MainStay VP Van Eck Global Hard Assets—Initial Class	326	(18)	308	—	—	—
Alger Small Cap Growth Portfolio—Class I-2 Shares	—	(1)	(1)	—	(35)	(35)
Alger SMid Cap Growth Portfolio—Class I-2 Shares	18	(3)	15	35	(29)	6
AllianceBernstein® VPS International Value Portfolio—Class A Shares	18	(134)	(116)	85	(141)	(56)
AllianceBernstein® VPS Small/Mid Cap Value Portfolio—Class A Shares	119	(43)	76	67	(74)	(7)
American Century VP Inflation Protection—Class II Shares	31	—	31	—	—	—
American Century VP Value—Class II Shares	57	(49)	8	141	(22)	119
American Funds Asset Allocation Fund—Class 2 Shares	48	(14)	34	22	(25)	(3)
American Funds Global Growth Fund—Class 1 Shares	28	(22)	6	49	(1)	48
American Funds Global Small Capitalization Fund—Class 2 Shares	66	(63)	3	67	(40)	27
American Funds Growth Fund—Class 2 Shares	198	(115)	83	301	(395)	(94)
American Funds Growth-Income Fund—Class 2 Shares	10	(7)	3	19	(4)	15
American Funds International Fund—Class 2 Shares	731	(343)	388	285	(243)	42
Calvert VP SRI Balanced Portfolio	—	(1)	(1)	—	—	—
Davis Value Portfolio	11	(29)	(18)	33	(85)	(52)
Delaware VIP® International Value Equity Series—Standard Class	253	(85)	168	116	(10)	106
Delaware VIP® Small Cap Value Series—Standard Class	383	(14)	369	—	—	—
Dreyfus IP Technology Growth Portfolio—Initial Shares	28	(8)	20	42	(8)	34
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	—	—	—	—	—
DWS Dreman Small Mid Cap Value VIP—Class A Shares	86	(206)	(120)	148	(38)	110
DWS Global Small Cap Growth VIP—Class A Shares	1	(13)	(12)	14	(1)	13
DWS Small Cap Index VIP—Class A Shares	211	(222)	(11)	328	(154)	174
Fidelity® VIP Contrafund® Portfolio—Initial Class	321	(499)	(178)	533	(603)	(70)
Fidelity® VIP Equity-Income Portfolio—Initial Class	53	(41)	12	61	(68)	(7)
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	431	(46)	385	88	(25)	63
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	483	(213)	270	308	(222)	86
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	221	(107)	114	63	(35)	28
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	125	(84)	41	80	(4)	76
Fidelity® VIP Growth Portfolio—Initial Class	46	(26)	20	57	(36)	21
Fidelity® VIP Index 500 Portfolio—Initial Class	1,169	(1,402)	(233)	1,243	(416)	827
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	87	(387)	(300)	327	(173)	154

NYLIAC CSVUL Separate Account-I

	2012			2011
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Fidelity® VIP Mid Cap Portfolio—Initial Class	323	(731)	(408)	830	(896)	(66)
Fidelity® VIP Money Market Portfolio—Initial Class	3,297	(2,027)	1,270	1,067	(432)	635
Fidelity® VIP Overseas Portfolio—Initial Class	287	(479)	(192)	395	(230)	165
Fidelity® VIP Value Leaders Portfolio—Initial Class	—	—	—	—	—	—
Fidelity® VIP Value Strategies Portfolio—Service Class 2	5	(2)	3	5	(7)	(2)
ING RussellTM Mid Cap Index Portfolio-I	421	(3)	418	—	—	—
Invesco V.I. Global Real Estate Fund—Series I Shares	61	(37)	24	45	(56)	(11)
Invesco V.I. International Growth Fund—Series I Shares	342	(239)	103	157	(166)	(9)
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	19	(295)	(276)	308	(6)	302
Invesco Van Kampen V.I. American Value Fund—Series I Shares	132	(14)	118	21	(5)	16
Janus Aspen Balanced Portfolio—Institutional Shares	43	(616)	(573)	114	(541)	(427)
Janus Aspen Enterprise Portfolio—Institutional Shares	93	(97)	(4)	118	(255)	(137)
Janus Aspen Forty Portfolio—Institutional Shares	178	(561)	(383)	282	(481)	(199)
Janus Aspen Worldwide Portfolio—Institutional Shares	7	(6)	1	55	(87)	(32)
Lazard Retirement International Equity Portfolio—Service Shares	86	(90)	(4)	58	(99)	(41)
Lord Abbett Series Fund-Mid Cap Stock Portfolio—Class VC	49	(105)	(56)	120	(170)	(50)
LVIP Baron Growth Opportunities Fund—Service Class	356	(205)	151	203	(163)	40
LVIP SSgA Bond Index Fund—Standard Class	476	(1)	475	—	—	—
LVIP SSgA Emerging Markets 100 Fund—Standard Class	44	(3)	41	—	—	—
LVIP SSgA International Index Fund—Standard Class	192	(1)	191	—	—	—
MFS® Global Tactical Allocation—Initial Class	28	(1)	27	2	(2)	—
MFS® International Value Portfolio—Initial Class	401	(26)	375	—	—	—
MFS® Investors Trust Series—Initial Class	—	—	—	—	(1)	(1)
MFS® New Discovery Series—Initial Class	—	—	—	—	—	—
MFS® Utilities Series—Initial Class	10	(130)	(120)	42	(31)	11
MFS® Value Series—Initial Class	454	(353)	101	467	(85)	382
Neuberger Berman AMT Large Cap Value Portfolio—Class I Shares	22	(8)	14	18	(24)	(6)
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	1	(1)	—	2	—	2
Oppenheimer Core Bond Fund/VA—Non-Service Shares	—	—	—	—	—	—
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	293	(174)	119	156	(45)	111
PIMCO High Yield Portfolio—Administrative Class Shares	184	(83)	101	64	(19)	45
PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares	189	(3)	186	3	(2)	1
PIMCO Low Duration Portfolio—Administrative Class Shares	247	(126)	121	195	(139)	56
PIMCO Real Return Portfolio—Administrative Class Shares	701	(301)	400	503	(428)	75
PIMCO Total Return Portfolio—Administrative Class Shares	1,640	(1,159)	481	1,020	(978)	42
Royce Micro-Cap Portfolio—Investment Class	78	(98)	(20)	83	(148)	(65)
Royce Small-Cap Portfolio—Investment Class	148	(710)	(562)	379	(451)	(72)
T. Rowe Price Blue Chip Growth Portfolio	323	(270)	53	455	(260)	195
T. Rowe Price Equity Income Portfolio	314	(1,852)	(1,538)	602	(790)	(188)
T. Rowe Price Index 500 Portfolio	11	(13)	(2)	27	(2)	25
T. Rowe Price International Stock Portfolio	47	(238)	(191)	206	(32)	174
T. Rowe Price Limited-Term Bond Portfolio	563	(418)	145	234	(223)	11
T. Rowe Price New America Growth Portfolio	169	(99)	70	130	(49)	81
T. Rowe Price Personal Strategy Balanced Portfolio	211	(491)	(280)	196	(1,077)	(881)
TOPS™ Capital Preservation ETF Portfolio—Class 2 Shares	—	—	—	—	—	—
TOPS™ Protected Balanced ETF Portfolio—Class 2 Shares	—	—	—	—	—	—
TOPS™ Protected Growth ETF Portfolio—Class 2 Shares	—	(502)	(502)	502	—	502
TOPS™ Protected Moderate Growth ETF Portfolio—Class 2 Shares	1	—	1	—	—	—
UIF Emerging Markets Debt Portfolio—Class I	191	(119)	72	193	(142)	51
UIF Emerging Markets Equity Portfolio—Class I	89	(581)	(492)	172	(194)	(22)
UIF U.S. Real Estate Portfolio—Class I	146	(96)	50	90	(205)	(115)
Van Eck VIP Global Bond Fund—Initial Class	58	(25)	33	19	(8)	11
Van Eck VIP Global Hard Assets—Initial Class	56	(327)	(271)	156	(98)	58
Van Eck VIP Multi-Manager Alternatives—Initial Class	16	(5)	11	23	(38)	(15)

Not all investment options are available under all policies.

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

I

n 2012, NYLIAC CSVUL Separate Account-I (the “Account”) elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conforming to the current period presentation.

The following table presents financial highlights for each Investment Division as of December 31, 2012, 2011, 2010, 2009 and 2008:

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Bond—Initial Class	2012	$50,513	3,171	$15.82 to $21.40	4.3% to 4.7%	2.5%
	2011	48,339	3,183	15.11 to 20.51	6.9% to 7.2%	3.9%
	2010	4,078	289	14.09 to 19.18	7.5% to 7.8%	3.3%
	2009	3,621	277	13.07 to 17.84	7.5% to 7.8%	5.4%
	2008	2,586	213	12.13 to 16.60	3.4% to 3.7%	4.8%
MainStay VP Cash Management	2012	$127,995	109,156	$ 1.15 to $ 1.31	(0.3%) to 0.0%	0.0%
	2011	123,591	105,562	1.15 to 1.31	(0.3%) to (0.2%)	0.0%
	2010	136,687	116,359	1.16 to 1.32	(0.3%) to 0.0%	0.0%
	2009	127,669	108,874	1.16 to 1.32	(0.2%) to 0.0%	0.0%
	2008	196,393	167,037	1.16 to 1.33	1.8% to 2.2%	2.1%
MainStay VP Common Stock—Initial Class	2012	$115,205	6,500	$14.85 to $18.01	16.4% to 16.7%	1.6%
	2011	101,380	6,674	12.72 to 15.47	1.3% to 1.6%	1.5%
	2010	109,449	7,415	12.53 to 15.27	12.3% to 12.6%	1.7%
	2009	96,058	7,285	11.12 to 13.59	22.0% to 22.4%	2.2%
	2008	69,010	6,218	9.09 to 11.13	(36.6%) to (36.4%)	1.5%
MainStay VP Convertible—Initial Class	2012	$1,171	65	$14.94 to $19.72	8.8% to 9.1%	3.3%
	2011	746	44	13.73 to 18.11	(5.0%) to (4.7%)	2.3%
	2010	814	46	14.46 to 19.06	10.7% to 17.9%	3.3%
	2009	626	40	13.06 to 16.22	0.0% to 46.1%	2.1%
	2008	503	49	9.43 to 13.06	(34.6%) to (7.0%)	2.4%
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	2012	$13,921	1,325	$10.49 to $10.51	4.9% to 5.1%	0.0%
MainStay VP Eagle Small Cap Growth—Initial Class	2012	$5,408	537	$10.06 to $10.06	0.6% to 0.6%	0.0%
MainStay VP Floating Rate—Initial Class	2012	$1,254	95	$13.22 to $13.22	7.2% to 7.2%	4.2%
	2011	868	70	10.59 to 12.34	2.0% to 2.2%	4.2%
	2010	751	62	10.39 to 12.07	4.2% to 8.1%	4.0%
	2009	749	67	9.97 to 11.16	33.6% to 33.6%	3.6%
	2008	380	45	8.36 to 9.97	(22.8%) to (0.1%)	5.3%
MainStay VP Government—Initial Class	2012	$2,841	186	$15.27 to $15.27	4.0% to 4.0%	2.9%
	2011	2,441	166	12.22 to 19.15	5.7% to 6.0%	3.2%
	2010	2,195	158	11.56 to 18.13	3.8% to 5.4%	3.0%
	2009	2,108	160	11.14 to 17.26	1.3% to 1.6%	3.6%
	2008	2,000	154	11.14 to 17.03	9.4% to 9.8%	3.5%
MainStay VP Growth Equity—Initial Class	2012	$6,749	491	$12.82 to $13.78	14.6% to 14.9%	0.4%
	2011	6,790	568	11.19 to 11.99	(1.7%) to (1.4%)	0.4%
	2010	11,331	934	11.38 to 12.16	7.9% to 12.2%	0.6%
	2009	5,072	468	10.41 to 11.21	16.3% to 34.2%	0.5%
	2008	7,482	914	8.07 to 11.21	(38.9%) to (20.4%)	0.4%
MainStay VP High Yield Corporate Bond—Initial Class	2012	$29,606	1,554	$19.02 to $27.25	13.1% to 13.4%	5.8%
	2011	20,935	1,247	16.77 to 24.10	5.9% to 6.3%	6.0%
	2010	24,846	1,573	15.78 to 22.75	12.3% to 12.7%	6.1%
	2009	17,527	1,246	14.01 to 20.25	42.4% to 42.8%	8.0%
	2008	10,755	1,093	9.81 to 14.22	(24.4%) to (24.1%)	7.7%

NYLIAC CSVUL Separate Account-I

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP ICAP Select Equity—Initial Class	2012	$246,708	13,967	$15.72 to $17.79	15.2% to 15.6%	2.2%
	2011	216,856	14,155	13.60 to 15.43	(1.7%) to (1.4%)	1.4%
	2010	229,136	14,764	13.80 to 15.69	17.8% to 18.1%	0.9%
	2009	194,615	14,760	11.68 to 13.32	29.0% to 29.4%	1.8%
	2008	115,334	11,392	9.03 to 10.32	(37.8%) to (36.7%)	0.8%
MainStay VP Income Builder—Initial Class	2012	$7,267	532	$13.65 to $13.65	14.7% to 14.7%	4.3%
	2011	6,650	559	11.91 to 11.91	3.8% to 3.8%	4.7%
	2010	—	—	11.47 to 11.47	14.4% to 14.4%	0.0%
	2009	472	47	10.02 to 10.02	23.1% to 23.1%	0.9%
	2008	5,508	677	8.14 to 8.14	(27.2%) to (27.2%)	4.0%
MainStay VP International Equity—Initial Class	2012	$41,285	2,357	$16.08 to $20.27	19.1% to 19.5%	1.8%
	2011	40,408	2,777	13.46 to 17.00	(16.3%) to (16.0%)	3.2%
	2010	56,684	3,289	16.03 to 20.30	4.6% to 4.9%	3.3%
	2009	56,445	3,433	15.28 to 19.40	19.0% to 19.4%	7.1%
	2008	50,885	3,692	12.80 to 16.30	(25.9%) to (25.7%)	1.5%
MainStay VP Janus Balanced—Initial Class	2012	$8,357	810	$10.31 to $10.33	3.1% to 3.3%	0.0%
MainStay VP Large Cap Growth—Initial Class	2012	$79	9	$ 8.51 to $14.96	12.8% to 13.1%	0.0%
	2011	73	9	7.55 to 13.23	(0.6%) to (0.3%)	0.0%
	2010	87	11	7.59 to 13.26	15.8% to 16.2%	0.0%
	2009	81	12	6.55 to 11.42	39.6% to 40.0%	0.0%
	2008	82	15	4.69 to 8.15	(39.0%) to (38.8%)	0.1%
MainStay VP MFS® Utilities—Initial Class	2012	$2,846	267	$10.66 to $10.68	6.6% to 6.8%	0.0%
MainStay VP Mid Cap Core—Initial Class	2012	$56,233	2,363	$18.40 to $24.54	17.2% to 17.5%	0.8%
	2011	48,712	2,401	15.66 to 20.94	(3.2%) to (3.0%)	0.9%
	2010	48,352	2,275	16.14 to 21.64	23.3% to 23.6%	0.4%
	2009	46,759	2,849	13.05 to 17.54	36.6% to 36.9%	0.5%
	2008	40,733	3,527	9.53 to 12.84	(42.4%) to (42.2%)	0.4%
MainStay VP S&P 500 Index—Initial Class	2012	$151,720	10,091	$14.82 to $15.42	15.3% to 15.7%	1.7%
	2011	135,732	10,413	12.81 to 13.37	1.5% to 1.8%	1.7%
	2010	148,719	11,600	12.58 to 13.16	14.4% to 14.7%	1.8%
	2009	136,814	12,216	10.97 to 11.50	25.9% to 26.3%	2.8%
	2008	117,939	13,285	8.69 to 9.13	(37.2%) to (37.0%)	2.6%
MainStay VP T. Rowe Price Equity Income—Initial Class	2012	$23,624	2,246	$10.55 to $10.57	5.5% to 5.7%	0.0%
MainStay VP U.S. Small Cap—Initial Class	2012	$6,753	470	$14.36 to $14.36	12.8% to 12.8%	0.4%
	2011	6,886	541	12.73 to 12.73	(2.7%) to (2.7%)	0.9%
	2010	9,370	716	13.09 to 13.09	25.0% to 25.0%	0.1%
	2009	1,987	190	10.47 to 10.47	4.7% to 4.7%	0.0%
MainStay VP Van Eck Global Hard Assets— Initial Class	2012	2,983	308	$ 9.69 to $ 9.69	(3.1%) to (3.1%)	0.0%
Alger Small Cap Growth Portfolio—Class I-2 Shares	2012	$—	—	$ —	—	—
	2011	13	1	13.85 to 16.43	(3.5%) to (3.2%)	0.0%
	2010	619	36	16.97 to 16.97	25.3% to 25.3%	0.0%
	2009	834	62	13.54 to 13.54	45.5% to 45.5%	0.0%
	2008	804	86	9.31 to 9.31	(46.6%) to (13.8%)	0.0%
Alger SMid Cap Growth Portfolio—Class I-2 Shares	2012	$298	28	$10.67 to $10.67	14.5% to 14.5%	0.0%
	2011	124	13	9.32 to 9.32	(3.9%) to (3.9%)	0.0%
	2010	67	7	9.69 to 9.69	23.7% to 23.7%	0.0%
	2009	27	3	7.84 to 7.84	45.9% to 45.9%	0.0%
	2008	6	1	5.37 to 5.37	(46.3%) to (46.3%)	0.0%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

AllianceBernstein® VPS International Value Portfolio—Class A Shares	2012	$22	4	$ 5.65 to $ 5.65	14.5% to 14.5%	0.2%
	2011	593	120	4.93 to 4.93	(19.3%) to (19.3%)	3.6%
	2010	1,072	176	6.11 to 6.11	4.6% to 4.6%	2.8%
	2009	1,477	253	5.84 to 5.84	34.7% to 34.7%	1.6%
	2008	804	185	4.34 to 4.34	(53.2%) to (53.2%)	0.8%
AllianceBernstein® VPS Small/Mid Cap Value Portfolio—Class A Shares	2012	$3,385	254	$13.31 to $13.31	18.7% to 18.7%	0.6%
	2011	1,998	178	11.21 to 11.21	(8.4%) to (8.4%)	0.5%
	2010	2,267	185	12.24 to 12.24	26.9% to 26.9%	0.4%
	2009	1,377	143	9.64 to 9.64	42.9% to 42.9%	0.2%
	2008	114	17	6.75 to 6.75	(32.5%) to (32.5%)	0.6%
American Century VP Inflation Protection—Class II Shares	2012	$328	31	$10.44 to $10.44	4.4% to 4.4%	2.8%
American Century VP Value—Class II Shares	2012	$3,430	253	$13.38 to $14.44	14.3% to 14.6%	1.8%
	2011	2,906	245	11.67 to 12.63	0.6% to 0.9%	1.9%
	2010	1,502	126	11.57 to 12.56	12.8% to 13.0%	2.2%
	2009	947	89	10.24 to 11.14	19.4% to 19.7%	4.9%
	2008	541	60	8.55 to 9.33	(27.0%) to (26.8%)	2.4%
American Funds Asset Allocation Fund—Class 2 Shares	2012	$889	72	$12.39 to $12.39	16.2% to 16.2%	2.2%
	2011	410	38	10.67 to 10.67	1.3% to 1.3%	1.7%
	2010	433	41	10.53 to 10.53	12.5% to 12.5%	1.2%
	2009	1,029	110	9.36 to 9.36	24.0% to 24.0%	3.3%
	2008	128	17	7.55 to 7.55	(29.5%) to (29.5%)	3.4%
American Funds Global Growth Fund—Class 1 Shares	2012	$973	77	$12.57 to $12.57	22.9% to 22.9%	1.1%
	2011	727	71	10.23 to 10.23	(8.7%) to (8.7%)	3.1%
	2010	258	23	11.20 to 11.20	12.0% to 12.0%	7.1%
	2009	—	—	9.99 to 9.99	(0.1%) to (0.1%)	—
American Funds Global Small Capitalization Fund—Class 2 Shares	2012	$1,014	93	$ 7.74 to $10.87	17.9% to 18.2%	1.5%
	2011	833	90	6.57 to 9.20	(19.3%) to (19.1%)	1.3%
	2010	709	63	8.14 to 11.37	22.1% to 22.4%	1.8%
	2009	445	50	6.67 to 9.29	36.5% to 61.3%	0.4%
	2008	166	30	4.88 to 5.76	(53.5%) to (51.2%)	0.0%
American Funds Growth Fund—Class 2 Shares	2012	$9,316	797	$11.70 to $11.70	17.9% to 17.9%	0.8%
	2011	7,090	714	5.23 to 9.93	(4.5%) to (4.3%)	0.6%
	2010	8,378	808	5.47 to 10.37	10.1% to 18.7%	0.7%
	2009	6,686	765	4.97 to 8.74	(12.5%) to 39.4%	0.9%
	2008	1,178	190	5.68 to 6.27	(44.0%) to (43.2%)	1.1%
American Funds Growth-Income Fund—Class 2 Shares	2012	$701	68	$10.31 to $10.31	17.5% to 17.5%	1.6%
	2011	569	65	8.78 to 8.78	(1.8%) to (1.8%)	1.7%
	2010	450	50	8.94 to 8.94	11.4% to 11.4%	2.2%
	2009	209	26	8.02 to 8.02	31.2% to 31.2%	1.8%
	2008	48	8	6.11 to 6.11	(37.8%) to (37.8%)	2.4%
American Funds International Fund—Class 2 Shares	2012	$14,518	1,355	$10.71 to $10.71	17.9% to 17.9%	1.6%
	2011	8,790	967	9.09 to 10.68	(14.2%) to (14.0%)	1.7%
	2010	9,766	925	10.56 to 12.44	6.9% to 7.2%	2.2%
	2009	8,655	879	9.85 to 11.64	43.1% to 43.1%	1.7%
	2008	4,075	592	6.88 to 11.64	(42.1%) to (42.1%)	2.6%

NYLIAC CSVUL Separate Account-I

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Calvert VP SRI Balanced Portfolio	2012	$—	—	$ —	—	—
	2011	14	1	12.83 to 13.90	4.3% to 4.6%	1.3%
	2010	14	1	12.27 to 12.27	12.1% to 12.1%	1.5%
	2009	13	1	10.95 to 10.95	25.3% to 25.3%	2.2%
	2008	10	1	8.74 to 8.74	(31.3%) to (31.3%)	2.6%
Davis Value Portfolio	2012	$468	41	$11.34 to $11.34	13.1% to 13.1%	1.8%
	2011	595	59	10.03 to 10.85	(4.4%) to (4.2%)	0.6%
	2010	1,162	111	10.47 to 11.35	5.8% to 12.8%	1.1%
	2009	1,354	146	9.28 to 10.73	0.0% to 31.2%	0.9%
	2008	1,070	151	7.08 to 10.73	(40.3%) to (2.2%)	0.9%
Delaware VIP® International Value Equity Series—Standard Class	2012	$2,861	405	$ 7.07 to $ 7.07	15.2% to 15.2%	2.1%
	2011	1,451	237	6.13 to 6.13	(14.4%) to (14.4%)	1.3%
	2010	936	131	7.17 to 7.17	10.9% to 10.9%	4.8%
	2009	3	1	6.46 to 6.46	6.0% to 6.0%	4.5%
	2008	—	—	6.10 to 6.10	(42.4%) to (42.4%)	2.4%
Delaware VIP® Small Cap Value Series—Standard Class	2012	$3,646	369	$10.28 to $10.28	2.8% to 2.8%	0.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2012	$2,469	160	$15.48 to $15.48	15.6% to 15.6%	0.0%
	2011	1,868	140	11.51 to 13.39	(8.0%) to (7.8%)	0.0%
	2010	1,543	106	12.51 to 14.52	26.9% to 29.9%	0.0%
	2009	932	83	9.86 to 11.17	57.7% to 57.7%	0.4%
	2008	531	75	7.09 to 9.86	(41.2%) to (41.2%)	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio —Initial Shares	2012	$18	2	$10.77 to $10.77	20.6% to 20.6%	0.0%
	2011	15	2	8.93 to 10.78	(14.1%) to (13.8%)	0.4%
	2010	17	2	10.36 to 12.54	15.0% to 31.1%	0.7%
	2009	13	2	7.90 to 10.90	26.0% to 26.0%	1.6%
	2008	11	2	6.27 to 10.90	(37.6%) to (37.6%)	0.9%
DWS Dreman Small Mid Cap Value VIP—Class A Shares	2012	$1,917	182	$10.55 to $10.55	13.8% to 13.8%	1.4%
	2011	2,801	302	9.28 to 9.28	(6.1%) to (6.1%)	0.9%
	2010	1,899	192	9.88 to 9.88	23.1% to 23.1%	1.3%
	2009	969	121	8.03 to 8.03	29.7% to 29.7%	2.4%
	2008	861	139	6.19 to 6.19	(33.4%) to (33.4%)	1.7%
DWS Global Small Cap Growth VIP—Class A Shares	2012	$6	1	$10.21 to $10.21	15.4% to 15.4%	0.8%
	2011	112	13	8.85 to 8.85	(9.9%) to (9.9%)	1.4%
	2010	4	—	9.83 to 9.83	26.6% to 26.6%	0.4%
	2009	2	—	7.76 to 7.76	48.2% to 48.2%	2.5%
	2008	11	2	5.24 to 5.24	(47.6%) to (47.6%)	0.0%
DWS Small Cap Index VIP—Class A Shares	2012	$12,817	811	$15.80 to $15.80	16.3% to 16.3%	0.8%
	2011	11,178	822	10.36 to 13.59	(4.7%) to (4.4%)	0.9%
	2010	9,215	648	10.86 to 14.22	12.5% to 26.4%	0.7%
	2009	14,482	1,287	9.66 to 11.25	1.1% to 26.6%	1.7%
	2008	9,529	1,073	8.89 to 9.55	(34.3%) to (34.1%)	1.6%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2012	$25,844	1,449	$17.66 to $23.73	16.1% to 16.4%	1.3%
	2011	24,899	1,627	15.17 to 20.44	(2.8%) to (2.5%)	0.9%
	2010	26,661	1,697	15.56 to 21.03	16.9% to 17.2%	1.3%
	2009	23,961	1,788	13.28 to 18.00	35.3% to 35.7%	1.4%
	2008	17,902	1,810	9.78 to 13.30	(42.7%) to (42.5%)	1.2%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2012	$5,037	354	$14.24 to $17.31	17.0% to 17.3%	3.4%
	2011	4,160	342	12.14 to 14.79	0.7% to 1.0%	2.6%
	2010	4,205	349	12.02 to 14.69	14.8% to 15.1%	1.9%
	2009	4,237	405	10.44 to 12.79	29.8% to 30.2%	2.0%
	2008	4,577	571	8.02 to 9.85	(42.8%) to (42.7%)	2.5%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Fidelity® VIP Freedom 2010 Portfolio—Initial Class	2012	$7,977	592	$14.04 to $14.04	11.8% to 11.8%	2.6%
	2011	2,599	207	10.91 to 12.56	(0.4%) to (0.2%)	2.6%
	2010	1,814	144	10.96 to 12.59	7.4% to 13.0%	3.4%
	2009	1,209	108	10.20 to 11.14	24.3% to 24.3%	4.2%
	2008	1,049	117	8.97 to 10.20	(25.1%) to (0.4%)	4.4%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2012	$12,818	936	$12.11 to $13.77	13.1% to 13.4%	2.4%
	2011	8,094	666	10.70 to 12.15	(1.3%) to (1.0%)	2.1%
	2010	7,125	580	10.84 to 12.27	14.2% to 14.5%	2.4%
	2009	5,133	479	9.49 to 10.72	28.7% to 29.0%	4.1%
	2008	3,138	378	7.38 to 8.31	(32.8%) to (32.6%)	4.7%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2012	$6,530	522	$13.10 to $13.10	15.6% to 15.6%	2.2%
	2011	4,625	408	11.34 to 11.34	(2.6%) to (2.6%)	2.1%
	2010	4,422	380	11.64 to 11.64	16.1% to 16.1%	2.0%
	2009	4,089	408	10.03 to 10.03	31.7% to 31.7%	2.7%
	2008	1,872	246	7.61 to 7.61	(38.0%) to (38.0%)	4.2%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2012	$1,533	118	$13.41 to $13.41	17.0% to 17.0%	2.9%
	2011	889	77	11.47 to 11.47	(4.0%) to (4.0%)	2.1%
	2010	7	1	11.95 to 11.95	19.5% to 19.5%	0.1%
Fidelity® VIP Growth Portfolio—Initial Class	2012	$1,648	120	$13.77 to $14.12	14.4% to 14.7%	0.6%
	2011	1,207	100	12.00 to 12.34	0.0% to 0.2%	0.4%
	2010	958	79	11.98 to 12.35	23.9% to 24.2%	0.2%
	2009	834	86	9.65 to 9.97	28.0% to 28.3%	0.4%
	2008	1,766	236	7.52 to 7.79	(47.3%) to (47.2%)	0.7%
Fidelity® VIP Index 500 Portfolio—Initial Class	2012	$60,471	4,051	$14.93 to $18.13	15.6% to 15.9%	2.2%
	2011	55,162	4,284	12.88 to 15.68	1.8% to 2.0%	2.3%
	2010	43,660	3,457	12.62 to 15.40	14.7% to 15.0%	2.1%
	2009	33,503	3,053	10.97 to 13.42	26.3% to 26.6%	2.6%
	2008	24,668	2,840	8.67 to 10.63	(37.2%) to (37.0%)	2.3%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2012	$10,050	625	$15.80 to $17.76	5.6% to 5.9%	1.8%
	2011	13,967	925	14.92 to 16.81	7.1% to 7.3%	5.5%
	2010	10,911	771	13.90 to 15.70	7.5% to 7.8%	3.7%
	2009	9,288	708	12.90 to 14.60	15.4% to 15.7%	8.7%
	2008	6,974	607	11.14 to 12.65	(3.5%) to (3.2%)	4.0%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2012	$25,926	1,283	$20.05 to $25.23	14.5% to 14.8%	0.6%
	2011	29,695	1,691	17.46 to 22.03	(10.8%) to (10.6%)	0.2%
	2010	34,515	1,757	19.54 to 24.70	28.5% to 28.8%	0.4%
	2009	20,743	1,359	15.16 to 19.22	39.7% to 40.1%	0.7%
	2008	14,376	1,318	10.82 to 13.76	(39.6%) to (39.4%)	0.5%
Fidelity® VIP Money Market Portfolio—Initial Class	2012	$37,529	3,603	$10.07 to $10.07	0.1% to 0.1%	0.1%
	2011	23,501	2,333	10.05 to 10.05	0.1% to 0.1%	0.1%
	2010	17,051	1,698	10.04 to 10.04	0.2% to 0.2%	0.2%
	2009	8,630	862	10.02 to 10.02	0.2% to 0.2%	0.3%
Fidelity® VIP Overseas Portfolio—Initial Class	2012	$9,191	663	$10.96 to $13.88	20.4% to 20.7%	2.0%
	2011	9,820	855	9.10 to 11.49	(17.4%) to (17.2%)	1.8%
	2010	9,554	690	11.02 to 13.87	12.8% to 13.1%	1.4%
	2009	9,131	745	9.76 to 12.26	11.7% to 26.5%	2.2%
	2008	8,138	841	8.74 to 9.69	(43.9%) to (43.8%)	2.6%
Fidelity® VIP Value Leaders Portfolio—Initial Class	2012	$4	—	$14.71 to $14.71	14.0% to 14.0%	2.2%
	2011	4	—	12.90 to 12.90	(8.0%) to (8.0%)	1.3%
	2010	5	—	14.02 to 14.02	10.0% to 10.0%	1.4%
	2009	22	2	12.75 to 12.75	27.9% to 27.9%	2.9%
	2008	—	—	9.96 to 9.96	(0.4%) to (0.4%)	2.4%

NYLIAC CSVUL Separate Account-I

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Fidelity® VIP Value Strategies Portfolio—Service Class 2	2012	$403	24	$16.64 to $16.64	27.1% to 27.1%	0.4%
	2011	270	21	13.10 to 13.10	(9.0%) to (9.0%)	0.8%
	2010	327	23	14.40 to 14.40	26.3% to 26.3%	0.3%
	2009	181	16	11.40 to 11.40	57.2% to 57.2%	0.4%
	2008	187	26	7.25 to 7.25	(51.3%) to (51.3%)	0.5%
ING RussellTM Mid Cap Index Portfolio-I	2012	$4,326	418	$10.35 to $10.35	3.5% to 3.5%	0.0%
Invesco V.I. Global Real Estate Fund—Series I Shares	2012	$2,985	250	$10.55 to $11.99	27.8% to 28.1%	0.6%
	2011	2,102	226	8.25 to 9.36	(6.7%) to (6.5%)	3.8%
	2010	2,358	237	8.85 to 10.01	17.2% to 17.5%	5.0%
	2009	1,125	134	7.55 to 8.52	31.2% to 31.5%	0.0%
	2008	722	113	5.75 to 6.48	(44.8%) to (44.6%)	7.4%
Invesco V.I. International Growth Fund—Series I Shares	2012	$10,233	771	$13.24 to $13.24	15.5% to 15.5%	1.4%
	2011	7,660	668	11.46 to 11.46	(6.7%) to (6.7%)	1.5%
	2010	8,318	677	12.29 to 12.29	12.9% to 12.9%	2.6%
	2009	5,666	520	10.89 to 10.89	35.2% to 35.2%	1.7%
	2008	3,366	418	8.05 to 8.05	(40.4%) to (40.4%)	0.6%
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	2012	$394	35	$11.30 to $11.30	11.0% to 11.0%	0.0%
	2011	3,161	311	10.18 to 10.18	(6.4%) to (6.4%)	0.1%
	2010	99	9	10.87 to 10.87	8.7% to 8.7%	0.8%
Invesco Van Kampen V.I. American Value Fund—Series I Shares	2012	$4,517	190	$24.24 to $24.24	17.3% to 17.3%	0.8%
	2011	1,487	72	20.67 to 20.67	0.9% to 0.9%	0.7%
	2010	1,152	56	20.48 to 20.48	22.2% to 22.2%	0.5%
	2009	147	9	16.75 to 16.75	67.5% to 67.5%	1.4%
Janus Aspen Balanced Portfolio-Institutional Shares	2012	$—	—	$ —	—	—
	2011	9,521	573	16.38 to 23.46	1.3% to 1.6%	2.0%
	2010	19,341	1,000	16.11 to 23.15	8.1% to 8.4%	2.9%
	2009	16,514	902	14.87 to 21.42	25.5% to 25.9%	2.9%
	2008	14,721	1,019	11.81 to 17.07	(16.1%) to (15.8%)	2.7%
Janus Aspen Enterprise Portfolio—Institutional Shares	2012	$4,867	235	$20.69 to $20.69	17.3% to 17.3%	0.0%
	2011	4,213	239	17.64 to 17.64	(1.4%) to (1.4%)	0.0%
	2010	6,722	376	17.89 to 17.89	25.8% to 25.8%	0.1%
	2009	7,103	500	14.22 to 14.22	44.8% to 44.8%	0.0%
	2008	5,755	586	9.82 to 9.82	(43.7%) to (43.7%)	0.3%
Janus Aspen Forty Portfolio—Institutional Shares	2012	$2,697	174	$15.50 to $15.50	24.2% to 24.2%	0.5%
	2011	6,958	557	12.48 to 12.48	(6.7%) to (6.7%)	0.3%
	2010	10,123	756	13.38 to 13.38	6.7% to 6.7%	0.4%
	2009	6,695	534	12.53 to 12.53	46.3% to 46.3%	0.0%
	2008	5,270	615	8.56 to 8.56	(44.1%) to (44.1%)	0.1%
Janus Aspen Worldwide Portfolio—Institutional Shares	2012	$398	32	$12.21 to $13.10	19.7% to 20.1%	0.9%
	2011	328	31	9.77 to 10.94	(14.0%) to (13.7%)	0.4%
	2010	751	63	11.35 to 12.72	7.8% to 15.8%	0.6%
	2009	1,267	124	10.18 to 11.02	37.3% to 37.7%	1.7%
	2008	528	70	7.39 to 10.53	(44.8%) to (44.7%)	1.2%
Lazard Retirement International Equity Portfolio—Service Shares	2012	$3,593	268	$11.16 to $13.53	20.8% to 21.1%	1.7%
	2011	3,016	272	9.24 to 11.17	(7.5%) to (7.3%)	1.8%
	2010	3,745	313	9.99 to 12.05	6.5% to 6.7%	1.5%
	2009	2,918	262	9.38 to 11.29	21.2% to 21.5%	3.0%
	2008	1,729	189	7.75 to 9.30	(37.0%) to (26.6%)	1.1%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Lord Abbett Series Fund-Mid Cap Stock Portfolio—Class VC	2012	$4,615	308	$14.99 to $18.92	14.3% to 14.5%	0.6%
	2011	4,763	364	13.08 to 16.56	(4.3%) to (4.0%)	0.2%
	2010	5,651	414	13.63 to 17.30	25.1% to 25.4%	0.5%
	2009	4,266	392	10.87 to 13.83	26.3% to 26.6%	0.5%
	2008	4,808	559	8.58 to 10.95	(39.5%) to (39.4%)	1.1%
LVIP Baron Growth Opportunities Fund—Service Class	2012	$7,548	481	$11.85 to $15.69	17.9% to 18.2%	1.4%
	2011	4,370	330	10.05 to 13.27	3.8% to 4.0%	0.0%
	2010	3,685	290	9.68 to 12.76	26.1% to 26.4%	0.0%
	2009	2,593	257	7.68 to 10.09	16.4% to 38.3%	0.0%
	2008	1,981	273	6.60 to 7.30	(39.3%) to (39.1%)	0.0%
LVIP SSgA Bond Index Fund—Standard Class	2012	$4,873	475	$10.26 to $10.26	2.6% to 2.6%	7.8%
LVIP SSgA Emerging Markets 100 Fund—Standard Class	2012	$421	41	$10.16 to $10.16	1.6% to 1.6%	6.2%
LVIP SSgA International Index Fund—Standard Class	2012	$2,071	191	$10.85 to $10.85	8.5% to 8.5%	5.9%
MFS® Global Tactical Allocation—Initial Class	2012	$309	27	$11.65 to $11.65	9.6% to 9.6%	2.2%
	2011	5	—	10.63 to 10.63	6.3% to 6.3%	2.1%
MFS® International Value Portfolio—Initial Class	2012	$4,431	375	$11.81 to $11.81	18.1% to 18.1%	1.9%
MFS® Investors Trust Series—Initial Class	2012	$74	4	$18.57 to $18.57	18.9% to 18.9%	0.9%
	2011	63	4	15.62 to 15.62	(2.4%) to (2.4%)	0.9%
	2010	88	5	16.00 to 16.00	10.8% to 10.8%	1.2%
	2009	81	6	14.44 to 14.44	26.6% to 26.6%	2.6%
	2008	137	12	11.41 to 11.41	(33.2%) to (33.2%)	0.8%
MFS® New Discovery Series—Initial Class	2012	$10	1	$17.83 to $17.83	21.2% to 21.2%	0.0%
	2011	9	1	14.71 to 14.71	(10.3%) to (10.3%)	0.0%
	2010	10	1	16.39 to 16.39	36.3% to 36.3%	0.0%
	2009	8	1	12.02 to 12.02	63.2% to 63.2%	0.0%
	2008	5	1	7.37 to 7.37	(39.3%) to (39.3%)	0.0%
MFS® Utilities Series—Initial Class	2012	$—	—	$ —	—	—
	2011	2,340	120	17.43 to 19.46	6.5% to 6.8%	3.1%
	2010	1,981	109	16.36 to 18.22	13.5% to 13.8%	2.9%
	2009	1,751	110	14.41 to 16.01	32.9% to 33.2%	4.4%
	2008	1,046	88	10.85 to 12.02	(37.8%) to (37.7%)	1.4%
MFS® Value Series—Initial Class	2012	$12,667	820	$15.45 to $15.45	16.3% to 16.3%	1.6%
	2011	9,559	719	13.29 to 13.29	(0.3%) to (0.3%)	1.3%
	2010	4,499	337	13.33 to 13.33	11.5% to 11.5%	1.5%
	2009	2,198	184	11.95 to 11.95	19.5% to 19.5%	1.2%
Neuberger Berman AMT Large Cap Value Portfolio—Class I Shares	2012	$434	46	$ 9.46 to $ 9.46	16.6% to 16.6%	0.4%
	2011	261	32	8.11 to 8.11	(11.4%) to (11.4%)	0.0%
	2010	348	38	9.15 to 9.15	15.7% to 15.7%	0.4%
	2009	606	77	7.91 to 7.91	56.1% to 56.1%	2.8%
	2008	288	57	5.07 to 5.07	(49.3%) to (49.3%)	1.0%
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	2012	$107	10	$10.88 to $10.88	14.1% to 14.1%	0.7%
	2011	98	10	9.54 to 9.54	(1.1%) to (1.1%)	0.3%
	2010	81	8	9.65 to 9.65	9.4% to 9.4%	0.0%
	2009	37	4	8.82 to 8.82	44.5% to 44.5%	0.2%
	2008	1	—	6.10 to 6.10	(39.0%) to (39.0%)	0.0%
Oppenheimer Core Bond Fund/VA—Non-Service Shares	2012	$1	—	$10.90 to $10.90	10.3% to 10.3%	4.9%
	2011	1	—	9.88 to 9.88	8.3% to 8.3%	5.8%
	2010	1	—	9.13 to 9.13	12.4% to 12.4%	1.6%
	2009	1	—	8.12 to 8.12	9.0% to 9.0%	0.0%
	2008	1	—	7.44 to 7.44	(25.6%) to (25.6%)	0.0%

NYLIAC CSVUL Separate Account-I

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	2012	$4,165	287	$14.53 to $14.53	6.9% to 6.9%	1.5%
	2011	2,281	168	13.59 to 13.59	7.6% to 7.6%	2.4%
	2010	721	57	12.63 to 12.63	11.7% to 11.7%	2.6%
	2009	85	8	11.31 to 11.31	13.1% to 13.1%	2.6%
PIMCO High Yield Portfolio—Administrative Class Shares	2012	$1,886	146	$12.93 to $12.93	14.3% to 14.3%	5.4%
	2011	514	45	11.31 to 11.31	3.4% to 3.4%	6.7%
	2010	—	—	10.94 to 10.94	9.4% to 9.4%	5.7%
PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares	2012	$3,897	196	$19.91 to $19.91	4.4% to 4.4%	2.0%
	2011	194	10	19.07 to 19.07	27.9% to 27.9%	2.7%
	2010	135	9	14.91 to 14.91	11.7% to 11.7%	3.6%
	2009	108	8	13.35 to 13.35	(4.4%) to (4.4%)	3.7%
	2008	100	7	13.97 to 13.97	17.3% to 17.3%	3.7%
PIMCO Low Duration Portfolio—Administrative Class Shares	2012	$4,713	328	$14.39 to $14.39	5.9% to 5.9%	1.8%
	2011	2,808	207	10.50 to 13.60	0.9% to 1.1%	1.7%
	2010	2,025	151	10.41 to 13.45	2.9% to 5.3%	1.6%
	2009	1,892	148	10.12 to 12.77	13.3% to 13.3%	3.5%
	2008	1,318	117	10.12 to 11.27	(0.4%) to (0.4%)	3.9%
PIMCO Real Return Portfolio—Administrative Class Shares	2012	$20,463	1,226	$16.33 to $16.67	8.5% to 8.8%	1.1%
	2011	12,697	826	15.05 to 15.32	11.4% to 11.7%	2.1%
	2010	10,340	751	13.51 to 13.72	7.8% to 8.1%	1.4%
	2009	11,061	868	12.53 to 12.69	18.1% to 18.4%	3.0%
	2008	5,608	520	10.61 to 10.72	(7.8%) to (7.5%)	3.5%
PIMCO Total Return Portfolio—Administrative Class Shares	2012	$59,287	3,376	$14.67 to $17.57	9.3% to 9.6%	2.5%
	2011	46,389	2,895	13.41 to 16.03	3.4% to 3.6%	2.6%
	2010	44,122	2,853	12.98 to 15.48	7.8% to 8.1%	2.4%
	2009	39,126	2,736	12.03 to 14.31	13.0% to 14.1%	5.2%
	2008	29,834	2,377	10.65 to 12.55	4.8% to 4.8%	4.4%
Royce Micro-Cap Portfolio—Investment Class	2012	$5,712	335	$16.73 to $17.08	7.3% to 7.6%	0.0%
	2011	5,629	355	15.59 to 15.87	(12.3%) to (12.1%)	2.4%
	2010	7,571	420	17.78 to 18.05	29.6% to 30.0%	2.4%
	2009	2,286	165	13.71 to 13.89	57.6% to 58.0%	0.0%
	2008	1,598	182	8.70 to 8.79	(43.4%) to (43.3%)	2.7%
Royce Small-Cap Portfolio—Investment Class	2012	$—	—	$ —	—	—
	2011	7,402	562	11.26 to 13.16	(3.5%) to (3.3%)	0.3%
	2010	8,634	634	11.67 to 13.61	11.10% to 20.5%	0.1%
	2009	7,162	634	10.50 to 11.29	35.2% to 35.2%	0.0%
	2008	5,087	609	8.35 to 10.50	(27.2%) to (27.2%)	0.9%
T. Rowe Price Blue Chip Growth Portfolio	2012	$18,862	1,150	$16.40 to $16.40	18.3% to 18.3%	0.2%
	2011	15,211	1,097	13.87 to 13.99	1.3% to 1.5%	0.0%
	2010	12,317	902	13.66 to 13.81	9.3% to 16.4%	0.0%
	2009	8,659	738	11.74 to 12.64	42.2% to 42.2%	0.0%
	2008	6,092	738	8.25 to 12.64	(42.5%) to (42.5%)	0.1%
T. Rowe Price Equity Income Portfolio	2012	$—	—	$ —	—	1.7%
	2011	20,176	1,538	13.04 to 15.96	(1.0%) to (0.7%)	1.7%
	2010	22,798	1,726	13.14 to 16.13	14.7% to 15.0%	1.9%
	2009	18,254	1,586	11.42 to 14.06	25.2% to 25.6%	2.0%
	2008	16,045	1,751	9.09 to 11.23	(36.3%) to (36.1%)	2.4%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

T. Rowe Price Index 500 Portfolio	2012	$555	41	$13.66 to $13.66	15.6% to 15.6%	1.9%
	2011	503	43	11.82 to 11.82	1.8% to 1.8%	1.8%
	2010	214	18	11.60 to 11.60	14.6% to 14.6%	1.7%
	2009	393	39	10.13 to 10.13	26.1% to 26.1%	1.9%
	2008	373	46	8.03 to 8.03	(37.4%) to (37.4%)	2.1%
T. Rowe Price International Stock Portfolio	2012	$2,727	170	$15.94 to $16.12	18.1% to 18.4%	0.7%
	2011	4,909	361	13.49 to 13.61	(13.1%) to (12.8%)	2.6%
	2010	2,912	187	15.51 to 15.61	14.2% to 14.5%	1.1%
	2009	2,099	154	13.59 to 13.64	52.0% to 52.4%	2.9%
	2008	1,020	114	8.94 to 8.95	(48.8%) to (48.7%)	2.1%
T. Rowe Price Limited-Term Bond Portfolio	2012	$5,804	438	$13.26 to $13.76	2.2% to 2.5%	2.0%
	2011	3,802	293	12.94 to 13.46	1.3% to 1.6%	2.4%
	2010	3,589	282	12.74 to 13.28	2.8% to 3.1%	2.8%
	2009	2,444	198	12.35 to 12.92	8.0% to 8.3%	3.4%
	2008	1,986	173	11.41 to 11.96	1.3% to 1.6%	4.0%
T. Rowe Price New America Growth Portfolio	2012	$7,803	478	$16.31 to $16.31	13.1% to 13.1%	0.5%
	2011	5,888	408	14.42 to 15.48	(1.3%) to (1.1%)	0.2%
	2010	4,768	327	14.58 to 15.69	11.5% to 19.7%	0.2%
	2009	2,355	193	12.18 to 14.07	49.8% to 49.8%	0.0%
	2008	1,886	232	8.13 to 14.07	(38.2%) to 1.6%	0.0%
T. Rowe Price Personal Strategy Balanced Portfolio	2012	$13,964	826	$16.91 to $16.91	15.1% to 15.1%	1.9%
	2011	16,256	1,106	14.69 to 14.69	(0.3%) to (0.3%)	1.8%
	2010	29,287	1,987	14.74 to 14.74	13.7% to 13.7%	2.3%
	2009	25,168	1,941	12.96 to 12.96	32.1% to 32.1%	2.1%
	2008	16,427	1,675	9.81 to 9.81	(29.9%) to (29.9%)	2.6%
TOPSTM Capital Preservation ETF Portfolio—Class 2 Shares	2012	$3	—	$11.20 to $11.20	12.0% to 12.0%	0.0%
TOPSTM Protected Balanced ETF Portfolio—Class 2 Shares	2012	$3	—	$10.95 to $10.95	9.5% to 9.5%	0.1%
TOPSTM Protected Growth ETF Portfolio—Class 2 Shares	2012	$—	—	$10.93 to $10.93	8.2% to 8.2%	0.0%
	2011	5,073	502	10.10 to 10.10	1.0% to 1.0%	0.0%
TOPSTM Protected Moderate Growth ETF Portfolio—Class 2 Shares	2012	$6	1	$10.99 to $10.99	9.9% to 9.9%	0.1%
UIF Emerging Markets Debt Portfolio—Class I	2012	$5,308	242	$20.16 to $22.01	17.7% to 18.0%	2.9%
	2011	3,156	170	17.14 to 18.66	6.8% to 7.0%	4.4%
	2010	2,073	119	16.05 to 17.43	9.5% to 9.7%	4.5%
	2009	1,712	108	14.66 to 15.88	29.9% to 30.2%	6.8%
	2008	998	82	11.29 to 12.20	(15.2%) to (15.0%)	7.6%
UIF Emerging Markets Equity Portfolio—Class I	2012	$—	—	$ —	—	—
	2011	10,137	492	16.56 to 22.91	(18.5%) to (18.2%)	0.4%
	2010	12,979	514	20.30 to 28.10	18.7% to 19.0%	0.6%
	2009	8,800	417	17.10 to 23.68	69.3% to 69.8%	0.0%
	2008	4,124	334	10.09 to 13.98	(56.8%) to (56.6%)	0.0%
UIF U.S. Real Estate Portfolio—Class I	2012	$9,605	417	$23.29 to $28.13	15.5% to 15.8%	0.9%
	2011	7,382	367	20.11 to 24.35	5.7% to 5.9%	0.8%
	2010	9,167	482	18.98 to 23.04	29.6% to 30.0%	2.0%
	2009	8,558	585	14.61 to 17.78	28.0% to 28.4%	3.1%
	2008	7,946	695	11.38 to 13.88	(38.0%) to (37.9%)	3.7%
Van Eck VIP Global Bond Fund—Initial Class	2012	$1,770	130	$13.51 to $13.66	5.3% to 5.5%	1.8%
	2011	1,256	97	12.83 to 12.94	7.9% to 8.1%	7.6%
	2010	1,026	86	11.90 to 11.97	5.9% to 6.2%	0.2%
	2009	40	3	11.23 to 11.27	6.0% to 12.3%	0.5%
	2008	4	—	10.63 to 10.63	3.6% to 3.6%	1.5%

NYLIAC CSVUL Separate Account-I

	Year	Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Van Eck VIP Global Hard Assets—Initial Class	2012	$—	—	$ —	—	—
	2011	2,187	271	8.06 to 8.06	(16.5%) to (16.5%)	1.0%
	2010	2,057	213	9.64 to 9.64	29.2% to 29.2%	0.2%
	2009	152	20	7.46 to 7.46	57.5% to 57.5%	0.1%
	2008	16	3	4.74 to 4.74	(52.6%) to (52.6%)	0.0%
Van Eck VIP Multi-Manager Alternatives—Initial Class	2012	$168	15	$11.55 to $11.55	1.3% to 1.3%	0.0%
	2011	46	4	11.40 to 11.40	(2.3%) to (2.3%)	0.8%
	2010	225	19	11.66 to 11.66	5.0% to 5.0%	0.0%
	2009	188	17	11.11 to 11.11	13.9% to 13.9%	0.4%
	2008	296	31	9.76 to 9.76	(13.1%) to (13.1%)	0.1%

Not all investment options are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of net assets are .25% to .70%, excluding expenses of the underlying Funds, premium loads, sales expenses, monthly contract charges and surrender charges.

[1]

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]

These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net asset value. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2012, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 18, 2013

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2012 and 2011

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	December 31,
	2012	2011
	(in millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $451 in 2012 and $452 in 2011)	$72,188	$69,692
Trading securities	126	147
Equity securities, at fair value
Available-for-sale	130	177
Trading securities	79	2
Mortgage loans, net of allowances	8,488	7,152
Policy loans	872	848
Securities purchased under agreements to resell	59	90
Investments in affiliates	2,522	1,637
Other investments	1,225	1,230

Total investments	85,689	80,975
Cash and cash equivalents	633	520
Deferred policy acquisition costs	2,027	2,313
Interest in annuity contracts	5,978	5,720
Amounts recoverable from reinsurer
Affiliated	7,675	7,345
Unaffiliated	300	278
Other assets	1,317	1,233
Separate account assets	21,638	18,955

Total assets	$125,257	$117,339

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$63,733	$63,049
Future policy benefits	11,579	9,352
Policy claims	270	282
Obligations under structured settlement agreements	5,978	5,720
Amounts payable to reinsurer
Affiliated	6,626	6,389
Unaffiliated	47	41
Other liabilities	3,291	2,986
Separate account liabilities	21,638	18,955

Total liabilities	113,162	106,774

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	3,024	2,106
Retained earnings	5,118	4,506

Total stockholder’s equity	12,095	10,565

Total liabilities and stockholder’s equity	$125,257	$117,339

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Revenues
Premiums	$2,816	$2,427	$1,892
Fees-universal life and annuity policies	885	838	731
Net investment income	3,611	3,597	3,567
Net investment gains (losses)
Total other-than-temporary impairments on fixed maturities	(63)	(122)	(172)
Total other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	18	14	57
All other net investment gains	75	93	124

Total net investment gains (losses)	30	(15)	9
Net revenue from reinsurance	85	82	218
Other income	68	55	47

Total revenues	7,495	6,984	6,464

Expenses
Interest credited to policyholders’ account balances	2,055	2,415	2,217
Increase in liabilities for future policy benefits	2,199	1,983	1,516
Policyholder benefits	973	867	674
Operating expenses	1,416	1,307	1,269

Total expenses	6,643	6,572	5,676

Income before income taxes	852	412	788
Income tax expense	240	88	183

Net income	$612	$324	$605

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Net income	$612	$324	$605

Other comprehensive income, net of tax
Net unrealized investment gains
Net unrealized investment gains arising during the period	1,004	1,091	1,039
Less: reclassification adjustment for net unrealized investment gains included in net income	(86)	(85)	(65)

Net unrealized investment gains, net	918	1,006	974

Total other comprehensive income, net of tax	918	1,006	974

Comprehensive income	$1,530	$1,330	$1,579

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2012, 2011 and 2010

(in millions)

			Accumulated Other Comprehensive Income (Loss)
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at December 31, 2009	$25	$3,628	$183	$(72)	$4,056	$7,820
Cumulative effect of change in accounting principle, net tax	–	–	15	–	(479)	(464)

Balance at January 1, 2010, as adjusted	$25	$3,628	$198	$(72)	$3,577	$7,356
Net income					605	605
Other comprehensive income, net of tax			960	14		974

Balance at December 31, 2010	$25	$3,628	$1,158	$(58)	$4,182	$8,935
Net income					324	324
Other comprehensive income, net of tax			1,003	3		1,006
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$2,161	$(55)	$4,506	$10,565
Net income					612	612
Other comprehensive income, net of tax			872	46		918

Balance at December 31, 2012	$25	$3,928	$3,033	$(9)	$5,118	$12,095

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Cash Flows from Operating Activities:
Net income	$612	$324	$605
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	(8)	11	(8)
Net capitalization of deferred policy acquisition costs	127	10	(61)
Universal life and annuity fees	(677)	(623)	(570)
Interest credited to policyholders’ account balances	2,055	2,415	2,217
Capitalized interest and dividends reinvested	(192)	(153)	(92)
Net investment (gains) losses	(30)	15	(9)
Equity in earnings of limited partnerships	23	6	(22)
Deferred income taxes	61	(160)	47
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	32	25	36
Changes in:
Other assets and other liabilities	25	200	(225)
Reinsurance payables	(10)	(1)	(52)
Policy claims	(12)	51	(6)
Future policy benefits	2,265	1,985	1,525

Net cash provided by operating activities	4,270	4,104	3,384

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,752	5,233	9,135
Maturity and repayment of available-for-sale fixed maturities	8,683	8,256	7,103
Sale of equity securities	128	120	40
Repayment of mortgage loans	816	657	996
Sale of other investments	1,969	3,083	3,615
Sale of trading securities	39	1	12
Maturity and repayment of trading securities	31	34	10
Cost of:
Available-for-sale fixed maturities acquired	(13,407)	(16,062)	(21,387)
Equity securities acquired	(58)	(282)	(11)
Mortgage loans acquired	(2,149)	(2,010)	(1,055)
Acquisition of other investments	(3,005)	(3,873)	(3,854)
Acquisition of trading securities	(112)	(86)	(73)
Securities purchased under agreements to resell	31	56	26
Cash collateral (paid) received on derivatives	–	(10)	–
Policy loans (net)	(32)	(27)	(18)

Net cash used in investing activities	(3,314)	(4,910)	(5,461)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	4,763	6,187	7,756
Withdrawals	(4,370)	(4,817)	(4,467)
Net transfers to the separate accounts	(1,145)	(806)	(567)
Securities sold under agreements to repurchase (net)	(38)	(68)	(353)
Net paydowns from debt	(2)	(11)	(52)
Change in book and bank overdrafts	33	(12)	17
Cash collateral (paid) received on derivatives	(82)	(30)	14
Capital contribution from parent	–	123	–

Net cash provided by financing activities	(841)	566	2,348

Effect of exchange rate changes on cash and cash equivalents	(2)	(1)	3

Net increase (decrease) in cash and cash equivalents	113	(241)	274
Cash and cash equivalents, beginning of year	520	761	487

Cash and cash equivalents, end of year	$633	$520	$761

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2012, 2011 AND 2010

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s agency force with certain products also marketed through independent brokers and brokerage general agents.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported. Refer to Note 16 — Supplemental Cash Flow Information for further discussion.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 — Statutory Financial Information) for further discussion.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Operations. Unrealized gains and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

losses on available-for-sale securities are reported in net unrealized investment gains in accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition) the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities are adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in net investment gains (losses) in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI is recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income (loss) (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency residential mortgage-backed security (“RMBS”) portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and losses in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the previous forecasts. Both qualitative and quantitative factors are used in creating the Company’s non-agency RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; and iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in net investment gains (losses) in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion refer to Note 4 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method, which for limited partnerships results in unrealized gains and losses from underlying investments being recorded in net investment income in the accompanying Consolidated Statement of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Statement of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans.

Net investment gains or losses on sales are generally computed using the specific identification method.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivatives are recorded at fair value either as assets, within “Other investments” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) it is probable that the forecasted transaction will not occur, or (iv) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting.

The Company receives collateral on derivatives with positive fair values, which is included in other liabilities in the accompanying Consolidated Statement of Financial Position, to mitigate its risk of loss from counterparty default. The Company also posts collateral for derivatives that are in a net liability position, which is included in other assets in the accompanying Consolidated Statement of Financial Position (refer to Note 14 — Derivative Financial Instruments and Risk Management).

Cash Flow Hedges

The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

To the extent the derivative is highly effective in offsetting the variability of hedged cash flows; changes in fair value are recorded in OCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

portion of deferred gains or losses on the derivative instrument are reclassified and reported in the Consolidated Statement of Operations line item associated with the hedged item’s cash flows, either net investment gains (losses) or net investment income. Any amount of ineffectiveness of the derivative is immediately included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the Statement of Financial Position at fair value and changes in their fair value are recorded currently in earnings. In certain instances, the Company may elect to carry the entire contract on the Statement of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows refer to Note 12 — Derivative Financial Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain securities are loaned to third parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then the initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Cash collateral received is invested in short-term investments with an offsetting collateral liability included in “other liabilities” in the accompanying Consolidated Statement of Financial Position. The Company receives initial collateral equal to at least 95% of the fair value of the securities to be repurchased. The fair value of the securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

The Company enters into agreements to purchase and resell securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company’s policy to generally take possession or control of the securities purchased under these agreements. However, for tri-party repurchase agreements, the Company’s designated custodian takes possession of the underlying collateral securities. Securities purchased under agreements to resell are reflected separately in the accompanying Consolidated Statement of Financial Position. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Deferred Policy Acquisition Costs

The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that are directly related to successful contract acquisition have been deferred and recorded as an asset in the accompanying Consolidated Statement of Financial Position. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses associated with successfully negotiated contracts. Refer to Note 3 Adoption of New Accounting Pronouncements for discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which acquisition costs qualify for deferral.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year’s amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Statement of Financial Position.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in other assets in the accompanying Consolidated Statement of Financial Position.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 6 —  Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed in Note 6 — Policyholders’ Liabilities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment liability include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Statement of Financial Position. Refer to Note 15 – Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 6 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 6 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

surrender charges, and are included as fee income in the accompanying Consolidated Statement of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 10 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized upon settlement. Unrecognized tax benefits are included within other liabilities in the accompanying Consolidated Statement of Financial Position and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense in the accompanying Consolidated Statement of Operations.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 15 — Fair Value Measurements.

Business Risks and Uncertainties

In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability companies, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s results of operations or financial condition.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant increases in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, its results of operations and financial condition could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The Risk-Based Capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

NOTE 3 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the consolidated statement of equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in OCI or when an item of OCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB deferred the effective date for amendments to the presentation of reclassifications of items out of AOCI. The deferral is effective January 1, 2012 and as a result the Company will not be required to comply with the new reclassification presentation requirements.

In May 2011, the FASB issued updated guidance on the fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 15 — Fair Value Measurements. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a DAC asset only those advertising costs meeting the capitalization criteria for direct-response advertising. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present amounts as previously reported in 2011, the effect on those amounts of the change due to the retrospective adoption of the amended DAC guidance as described above. The adjusted amounts that are reflected in the accompanying Consolidated Financial Statements, are included herein.

Consolidated Statement of Financial Position:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Deferred policy acquisition costs	$2,873	$(560)	$2,313
Total Assets	117,899	(560)	117,339
Other liabilities	3,182	(196)	2,986
Total liabilities	106,970	(196)	106,774

Accumulated other comprehensive income	1,904	202	2,106
Retained earnings	5,072	(566)	4,506
Total equity	10,929	(364)	10,565
Total Liabilities and Equity	$117,899	$(560)	$117,339

Consolidated Statement of Comprehensive income:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,984	$–	$6,984
Increase in liabilities for future policy benefits	1,953	30	1,983
Operating expenses	1,274	33	1,307
Total Expenses	6,509	63	6,572

Income before income taxes	475	(63)	412
Income tax expense	110	(22)	88
Net income	$365	$(41)	$324

	2010
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,464	$–	$6,464
Increase in liabilities for future policy benefits	1,467	49	1,516
Operating expenses	1,247	22	1,269
Total Expenses	5,605	71	5,676

Income before income taxes	859	(71)	788
Income tax expense	208	(25)	183
Net income	$651	$(46)	$605

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Cash Flows:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$365	$(41)	$324
Changes in:
Deferred policy acquisition costs	(23)	33	10
Deferred income taxes	(138)	(22)	(160)
Future policy benefits	1,955	30	1,985
Net cash provided by operating activities*	$4,104	$–	$4,104

	2010
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$651	$(46)	$605
Changes in:
Deferred policy acquisition costs	(83)	22	(61)
Deferred income taxes	72	(25)	47
Future policy benefits	1,476	49	1,525
Net cash provided by operating activities*	$3,384	$–	$3,384

*	Restated for prior year reclassifications.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 4 — Investments. The disclosures regarding activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are provided in Note 15 — Fair Value Measurements.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities that significantly impact the entities economic performance and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance was effective for interim and annual reporting periods beginning after November 15, 2009.

In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE”). The Company’s adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

Future Adoption of New Accounting Pronouncements

In February 2013, the FASB issued updated guidance to improve the reporting of reclassifications out of accumulated other comprehensive income. The amendments require an entity to present either on the face of the financial statements or as a separate disclosure in the notes, the effect of significant reclassifications out of accumulated other comprehensive income if the amount being reclassified is required under U.S. GAAP to be reclassified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required under U.S. GAAP that provide additional detail about those amounts. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Company’s adoption of this guidance is expected to have an impact on the financial statement presentation but not on the Company’s consolidated financial position or results of operations.

In January 2013, the FASB issued amendments to clarify that the scope of Disclosures about Offsetting Assets and Liabilities applies to derivatives accounted for in accordance with guidance on Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Company’s adoption of this guidance is expected to have an impact on the financial statement disclosures but not on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB enhanced the disclosure requirements about financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statements. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company’s adoption of this guidance is expected to have an impact on the Company’s

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

financial statement disclosures, but no impact on the Company’s consolidated financial position or results of operations.

NOTE 4 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities as of December 31, 2012 and 2011, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2012		2011
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$3,086	$3,142	$2,524	$2,564
Due after one year through five years	14,159	15,273	15,009	15,880
Due after five years through ten years	14,916	16,550	14,019	15,218
Due after ten years	7,462	8,711	6,032	7,057
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,373	16,933	15,625	17,173
Non-agency mortgage-backed securities	7,130	7,521	7,647	7,630
Non-agency asset-backed securities	3,970	4,058	4,136	4,167
Redeemable preferred securities	–	–	3	3

Total available-for-sale	$66,096	$72,188	$64,995	$69,692

At December 31, 2012 and 2011, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2012
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$857	$89	$1	$945	$ –
U.S. government corporations and agencies	1,558	221	1	1,778	–
U.S. agency mortgage-backed and asset-backed securities	15,373	1,577	17	16,933	–
Foreign governments	737	89	1	825	–
U.S. corporate	26,865	2,859	40	29,684	*
Foreign corporate	9,606	846	8	10,444	–
Non-agency residential mortgage-backed securities	2,580	82	91	2,571	(47)
Non-agency commercial mortgage-backed securities	4,550	407	7	4,950	–
Non-agency asset-backed securities[2]	3,970	113	25	4,058	(6)

Total available-for-sale	$66,096	$6,283	$191	$72,188	$(53)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses		Fair Value	OTTI in AOCI[1]
U.S. Treasury	$1,715	$120	$	*	$1,835	$–
U.S. government corporations and agencies	1,212	160		*	1,372	–
U.S. agency mortgage-backed and asset-backed securities	15,625	1,549		1	17,173	–
Foreign governments	818	92		3	907	–
U.S. corporate	25,547	2,338		76	27,809	–
Foreign corporate	8,292	559		55	8,796	–
Non-agency residential mortgage-backed securities	2,963	31		330	2,664	(140)
Non-agency commercial mortgage-backed securities	4,684	309		27	4,966	–
Non-agency asset-backed securities[2]	4,136	73		42	4,167	(8)
Redeemable preferred securities	3	–		–	3	–

Total available-for-sale	$64,995	$5,231		$534	$69,692	$(148)

*	Amounts less than $1 million

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $22 million and $9 million for the years ended December 31, 2012 and 2011, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2012 and 2011, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $372 million and $209 million, respectively.

The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Investments in fixed maturities that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2012 and 2011. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2012 and 2011, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2012	$111	$21	$2	$130
2011	$171	$16	$10	$177

There were no investments in non-redeemable preferred stock that have been non-income producing for the last twelve months at December 31, 2012 and 2011, respectively.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2012 and 2011, contractual commitments to extend credit under mortgage loan agreements amounted to $292 million and $164 million, respectively, at fixed and floating interest rates ranging from 2.74% to 6.11% in 2012, and from 3.75% to 6.14% in 2011. These commitments are diversified by property type and geographic region.

At December 31, 2012 and 2011, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Office buildings	$2,810	33.1%	$2,398	33.5%
Retail facilities	2,278	26.8	1,509	21.1
Apartment buildings	1,808	21.3	1,687	23.6
Industrial	1,310	15.5	1,144	16.0
Residential	241	2.8	372	5.3
Other	41	0.5	42	0.6

Total	$8,488	100.0%	$7,152	100.0%

Geographic Region:
South Atlantic	$2,552	30.1%	$2,022	28.3%
Central	1,926	22.7	1,662	23.2
Pacific	1,905	22.4	1,567	21.9
Middle Atlantic	1,745	20.6	1,570	22.0
New England	292	3.4	331	4.6
Other	68	0.8	–	–

Total	$8,488	100.0%	$7,152	100.0%

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the principal balances, excluding the allowance for credit losses that are past due is presented below. The table includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2012
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$–	$–	$–	$–	$2,820	$2,820	$–	$–
Retail facilities	–	–	–	–	2,286	2,286	–	–
Apartment buildings	–	–	–	–	1,814	1,814	–	–
Industrial	–	–	–	–	1,315	1,315	–	–
Residential	–	–	7	7	240	247	–	7
Other	–	–	–	–	41	41	–	–

Total	$–	$–	$7	$7	$8,516	$8,523	$–	$7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$–	$–	$–	$–	$2,410	$2,410	$–	$–
Retail facilities	–	–	–	–	1,516	1,516	–	–
Apartment buildings	–	–	–	–	1,696	1,696	–	–
Industrial	–	–	–	–	1,152	1,152	–	–
Residential	–	–	9	9	370	379	–	9
Other	–	–	–	–	43	43	–	–

Total	$–	$–	$9	$9	$7,187	$7,196	$–	$9

As discussed in Note 2 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2012 and 2011 are summarized below (in millions):

	2012
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$7	$37	$44
Provision for credit losses	–	–	–
Direct write-downs	–	(6)	(6)
Recoveries	(1)	(2)	(3)

Ending balance	$6	$29	$35

Ending balance:
Individually evaluated for impairment (specific)	$3	$–	$3
Collectively evaluated for impairment (general)	$3	$29	$32
Mortgage Loans:
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$5	$3	$8
Collectively evaluated for impairment (general)	$236	$8,244	$8,480

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$8	$38	$46
Provision for credit losses	–	1	1
Direct write-downs	(1)	(1)	(2)
Recoveries	–	(1)	(1)

Ending balance	$7	$37	$44

Ending Balance:
Individually evaluated for impairment (specific)	$3	$6	$9
Collectively evaluated for impairment (general)	$4	$31	$35
Mortgage Loans:
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$6	$27	$33
Collectively evaluated for impairment (general)	$366	$6,753	$7,119

For the year ended December 31, 2010, the provision for credit losses was $7 million and direct write-downs were $15 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2012 and 2011, LTVs on the Company’s mortgage loans, net of allowance for credit losses, are as follows (in millions):

	2012
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Other	Total
above 95%	$–	$–	$11	$3	$1	$–	$15
91% to 95%	–	–	12	32	1	–	45
81% to 90%	101	67	47	239	6	–	460
71% to 80%	279	234	375	205	24	19	1,136
below 70%	2,430	1,977	1,363	831	209	22	6,832

Total	$2,810	$2,278	$1,808	$1,310	$241	$41	$8,488

	2011
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Other	Total
above 95%	$4	$–	$18	$12	$2	$–	$36
91% to 95%	–	–	24	49	2	–	75
81% to 90%	198	71	61	239	7	21	597
71% to 80%	314	262	415	201	30	–	1,222
below 70%	1,882	1,176	1,169	643	331	21	5,222

Total	$2,398	$1,509	$1,687	$1,144	$372	$42	$7,152

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Additional information on impaired mortgage loans is provided below (in millions):

	2012
	Recorded Investment	Unpaid Principal Balance	Related Allowance		Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$–	$–		$–	$–		$–
Apartment buildings	–	–		–	–		–
Residential	5	8		3	5		*
Industrial	3	3		–	7		*

Total	$8	$11		$3	$12	$	*

Commercial	$3	$3	$	*	$7	$	*

Residential	$5	$8		$3	$5	$	*

	2011
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$4	$5	$1	$5	$	*
Apartment buildings	11	12	1	13		1
Residential	6	9	3	6		*
Industrial	12	16	4	13		1

Total	$33	$42	$9	$37		$2

Commercial	$27	$33	$6	$31		$2

Residential	$6	$9	$3	$6	$	*

*	Amounts less than $1 million

At December 31, 2012 and 2011, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2012 and 2011.

Investments in mortgage loans that have been non-income producing for the last twelve months totaled $4 million at December 31, 2012 and 2011.

Investments in Affiliates

	2012	2011
STIF	$938	$712
MCF Revolving Loan Agreement	1,584	925

Total investments in affiliates	$2,522	$1,637

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The MCF Revolving Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Limited partnerships/Limited liability companies	$648	$563
Senior secured commercial loans	215	318
Derivatives	153	182
Real Estate	56	15
Short-term investments	30	91
Other invested assets	123	61

Total other investments	$1,225	$1,230

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $219 million and $331 million at December 31, 2012 and 2011, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve. The loss reserve was $4 million and $13 million for the years ended December 31, 2012 and 2011, respectively. Refer to Note 2 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $170 million and $185 million at December 31, 2012 and 2011, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2012 or 2011. There was no depreciation expense for the year ended December 31, 2012 or 2011. Depreciation expense was less than $1 million for the year ended December 31, 2010, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Operations.

Investments in Real Estate that have been non-income producing for the last twelve months totaled $5 million and $4 million at December 31, 2012 and 2011, respectively.

VIEs

Consolidated VIE

At December 31, 2012 and 2011, the Company included assets of $44 million and $45 million, respectively, in the accompanying Consolidated Statement of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2012 and 2011 (in millions).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2012	2011
Cash	$4	$4
Other investments*	40	41

Total assets	$44	$45

Other liabilities	5	5

Total liabilities	$5	$5

*	Included in Limited partnerships/Limited liability companies

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as fixed maturities — available-for-sale and fixed maturities — trading. The maximum exposure to loss associated with these investments was $28,638 million and $29,117 million as of December 31, 2012 and 2011, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as “other investments” and its maximum exposure to loss associated with these entities was $648 million and $563 million as of December 31, 2012 and 2011, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2012 and 2011 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Statement of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Refer to Note 13 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NOTE 5 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2012, 2011 and 2010 were as follows (in millions):

	2012	2011	2010
Fixed maturities	$3,141	$3,184	$3,171
Equity securities	8	8	1
Mortgage loans	422	368	352
Policy loans	59	59	56
Other investments	75	65	65

Gross investment income	3,705	3,684	3,645
Investment expenses	(94)	(87)	(78)

Net investment income	$3,611	$3,597	$3,567

For the years ended December 31, 2012, 2011 and 2010, net investment gains (losses) were as follows (in millions):

	2012	2011	2010
Fixed maturities
Total OTTI losses	$(63)	$(122)	$(172)
Portion of OTTI losses recognized in OCI	18	14	57

Net OTTI losses on fixed maturities recognized in earnings	(45)	(108)	(115)
All other gains	181	249	221

Fixed maturities, net	136	141	106
Equity securities	10	(6)	5
Mortgage loans	1	(2)	(13)
Derivative instruments	(110)	(143)	(109)
Other	(7)	(5)	20

Net investment gains/(losses)	$30	$(15)	$9

The net gains or (losses) on trading securities (both fixed maturities and equity securities) amounted to $12 million, $(2) million and $5 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Realized gains on sales of available-for-sale fixed maturities were $192 million for the year ended December 31, 2012 and $270 million for each of the years ended December 31, 2011 and 2010. Realized losses for the years ended December 31, 2012, 2011, and 2010 were $16 million, $19 million and $53 million, respectively. Realized gains on sales of available-for-sale equity securities were $19 million, $7 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively, and realized losses were $12 million, $11 million and less than $1 million, respectively.

Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were $3 million, $2 million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the Company’s gross unrealized losses and fair values for available-for-sale fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011 (in millions):

	2012
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$105	$1	$–	$–	$105	$1
U.S. government corporations and agencies	146	1	–	–	146	1
U.S. agency mortgage-backed and asset-backed securities	879	17	14	*	893	17
Foreign governments	15	*	5	1	20	1
U.S. corporate	930	21	191	19	1,121	40
Foreign corporate	46	5	157	3	203	8
Non-agency residential mortgage-backed securities	64	2	941	89	1,005	91
Non-agency commercial mortgage-backed securities	97	1	72	6	169	7
Non-agency asset-backed securities	404	3	213	22	617	25

Total available-for-sale fixed maturities	2,686	51	1,593	140	4,279	191

Available-for-sale equity securities
Common stock	30	2	1	*	31	2
Preferred stock	*	*	–	–	*	*

Total available-for-sale equity securities	30	2	1	–	31	2

Total	$2,716	$53	$1,594	$140	$4,310	$193

*	Unrealized losses are less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Less than 12 Months			Greater than 12 Months		Total
	Fair Value	Unrealized Losses		Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$1	$	*	$–	$–	$1	$	*
U.S. government corporations and agencies	23		*	5	*	28		*
U.S. agency mortgage-backed and asset-backed securities	111		–	1	1	112		1
Foreign governments	19		2	3	1	22		3
U.S. corporate	1,824		51	236	25	2,060		76
Foreign corporate	816		39	145	16	961		55
Non-agency residential mortgage-backed securities	534		17	1,434	313	1,968		330
Non-agency commercial mortgage-backed securities	217		11	85	16	302		27
Non-agency asset-backed securities	1,333		11	200	31	1,533		42

Total available-for-sale fixed maturities	4,878		131	2,109	403	6,987		534

Available-for-sale equity securities
Common stock	86		10	–	–	86		10

Total available-for-sale equity securities	86		10	–	–	86		10

Total	$4,964		$141	$2,109	$403	$7,073		$544

*	Unrealized losses are less than $1 million.

At December 31, 2012, the unrealized loss amount consisted of approximately 881 different fixed maturities and 24 equity securities.

At December 31, 2012, unrealized losses on investment grade fixed maturities were $68 million or 36% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $123 million or 64% of the Company’s total fixed maturities’ unrealized losses at December 31, 2012.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $62 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $7 million for 6 months or less, less than $1 million for greater than 6 months through 12 months and $55 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Corporate Bonds.    U.S. corporate securities with a fair value below 80% of the security’s amortized cost totaled $12 million or 30% of the total unrealized losses on U.S. corporate securities. Foreign corporate securities with a fair value below 80% of the security’s amortized cost totaled $5 million or 66% of the total unrealized loss on foreign corporate securities. While the losses were spread across all industry sectors, the largest sectors with

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

unrealized losses on securities with a fair value below 80% of the security’s amortized cost include Banks ($7 million) and Finance ($6 million). These securities are evaluated in accordance with the Company’s impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

Non-Agency Mortgage-Backed Securities.    Residential mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $27 million or 30% of total unrealized losses on residential mortgage-backed securities. Commercial mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $4 million or 51% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates mortgage-backed securities for other-than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Non-Agency Asset-Backed Securities.    Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company’s impairment policy. Asset-backed securities that were priced below 80% of the securities amortized cost represented $14 million or 56% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Statement of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

The components of net unrealized investment gains (losses) reported in AOCI at December 31, 2012, 2011 and 2010 are as follows (in millions):

	2012	2011	2010
Fixed maturites, available-for-sale-all other	$6,123	$4,836	$2,525
Fixed maturities on which an OTTI loss has been recognized	(31)	(139)	(151)

Total fixed maturities	6,092	4,697	2,374
Equity securities, available-for-sale	19	6	10
Derivatives designated as cash flow hedges	(7)	(3)	(12)
Other investments	3	3	1

Subtotal	6,107	4,703	2,373
Amounts recognized for:
Deferred policy acquisition costs	(1,383)	(1,224)	(723)
Other assets (sales inducements)	(32)	(28)	(17)
Policyholders’ account balances and future policy benefits	(41)	(212)	59
Deferred taxes	(1,627)	(1,133)	(592)

Net unrealized gains on investments	$3,024	$2,106	$1,100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2012, 2011 and 2010, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2009	$(179)	$67	$2	$(2)	$40	$(72)
Net investment gains (losses) on investments arising during the period	86	–	–	–	(30)	56
Reclassification adjustment for (gains) losses included in net income	18	–	–	–	(6)	12
Reclassification adjustment for OTTI losses excluded from net income[1]	(76)	–	–	–	27	(49)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(4)	(1)	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(1)	*	(1)

Balance, December 31, 2010	$(151)	$63	$1	$(3)	$32	$(58)

Net investment gains (losses) on investments arising during the period	(3)	–	–	–	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	–	–	–	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	–	–	–	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(7)	*	–	2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income[1]	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)

*	Amounts less than $1 million

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains and losses in AOCI

	Net Unrealized Gains (Losses) on Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2009	$487	$ (184)	$(7)	$9	$ (107)	$198
Net investment gains (losses) on investments arising during the period	2,080	–	–	–	(728)	1,352
Reclassification adjustment for (gains) losses included in net income	(119)	–	–	–	42	(77)
Reclassification adjustment for OTTI losses excluded from net income[2]	76	–	–	–	(27)	49
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(602)	(11)	–	215	(398)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	53	(19)	34

Balance, December 31, 2010	$2,524	$(786)	$(18)	$62	$(624)	$1,158

Net investment gains (losses) on investments arising during the period	2,465	–	–	–	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	–	–	–	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	–	–	–	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(494)	(11)	–	177	(328)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(271)	95	(176)

Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161

Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income[2]	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033

[1]	Includes cash flow hedges. Refer to Note 12 – Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2012	2011
Balance at beginning of year	$208	$201
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	6	26
Additional credit loss impairments recognized in the current period on securities previously impaired	20	51
Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(50)	(70)

Balance at end of year	$184	$208

NOTE 6 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Deferred annuities	$38,213	$38,473
Universal life contracts	23,997	22,937
Annuities certain	511	513
Supplementary contracts without life contingencies	335	379
Unearned revenue liability	272	277
Guaranteed minimum accumulation benefit	405	470

Total policyholders’ account balances	$63,733	$63,049

Policyholders’ account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The Guaranteed Minimum Accumulation Benefit (“GMAB”) is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2012 and 2011, of the total policyholders’ account balances of $63,733 million and $63,049 million, respectively, the total amounts that have surrender privileges were $62,834 million and $62,159 million, respectively. The amounts that can be surrendered for cash by policyholders at December 31, 2012 and 2011 were $60,399 million and $59,636 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2012:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.5% to 10%	Surrender charges 0% to 10% for up to 10 years.
Annuities certain	0.05% to 5%	No surrender or withdrawal charges.
Universal life contracts	2.50% to 8.00%	Various up to 19 years.
Supplementary contracts without life contingencies	1.0% to 3.5%	No surrender or withdrawal charges.

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Life insurance:
Taiwan business — 100% coinsured	$1,028	$929
Other life	192	165

Total life insurance	1,220	1,094
Individual and group payout annuities	10,316	8,203
Other contract liabilities	43	55

Total future policy benefits	$11,579	$9,352

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2012:

Product	Mortality	Interest Rate	Estimation Method
Life insurance: Taiwan business — 100% coinsured	Based upon best estimates at time of policy issuance with provision for adverse deviations (“PAD”).	3.80% to 7.50%	Net level premium reserve taking into account death benefits, lapses and maintenance expenses with PAD.
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	3.08% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guaranteed Minimum Benefits

At December 31, 2012 and 2011, the Company had variable contracts with guarantees. (Note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the Guaranteed Future Income Benefit (“GFIB”).

Variable Annuity Contracts — GMDB, GMAB and GFIB

The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Starting in the third quarter of 2012, the Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2012 and 2011 for GMDB’s, and GMAB’s ($ in millions):

	2012
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$9,456	$4,526	$10,985
Net amount at risk	$47	$51	$286
Average attained age of contract holders	58	57	62

	2011
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$7,195	$3,559	$10,920
Net amount at risk	$117	$147	$736
Average attained age of contract holders	58	57	62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and GFIB, and policyholders’ account balances for GMAB in the accompanying Consolidated Statement of Financial Position (in millions):

	GMDB	GMAB	GFIB		Totals
Balance at January 1, 2010	$44	$235		$–	$279
Incurred guarantee benefits	5	(12)		–	(7)
Paid guarantee benefits	(11)	(1)		–	(12)

Balance at December 31, 2010	38	222		–	260
Incurred guarantee benefits	17	248		–	265
Paid guarantee benefits	(7)	–		–	(7)

Balance at December 31, 2011	48	470		–	518
Incurred guarantee benefits	(10)	(65)		*	(75)
Paid guarantee benefits	(6)	–		–	(6)

Balance at December 31, 2012	$32	$405	$	*	$437

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Operations (refer to Note 15 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2012 and 2011, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 5.21% to 6.75% for 2012 and 5.12% to 7.08% for 2011.

•	Volatility assumption ranged from 12.94% to 14.53% for 2012 and was 13.14% to 14.67% for 2011.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for 2012 and 91% of the A2000 table for 2011.

•	Lapse rates vary by contract type and duration and range from 0.5% to 31.73%, with an average of 5.47% for 2012, and 0.5% to 30.0%, with an average of 6.04% for 2011.

•	Discount rates ranged from 6.64% to 7.22% for 2012 and 6.53% to 7.31% for 2011.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The GFIB liability is determined each period end by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used to calculate the GFIB liability and adjusts the liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2012:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from -0.04% to 10.01% for 2012.

•	Volatility assumption ranged from 0.03% to 30.87% for 2012.

•	Mortality was assumed to be 60% of the 94 MGDB table for 2012.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 1.00% for 2012.

•	Discount rates ranged from 6.64% to 7.22% for 2012.

The following table presents the aggregate fair value of assets at December 31, 2012 and 2011, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB and GFIB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB and GFIB guarantees in each contract, the GMDB, GMAB and GFIB amounts listed are not mutually exclusive (in millions):

	2012			2011
	GMDB	GMAB	GFIB	GMDB	GMAB
Separate account:
Equity	$8,822	$2,212	$16	$7,935	$1,832
Fixed income	4,834	1,170	7	3,987	854
Balanced	3,081	863	1	2,610	625
General account	3,704	281	15	3,583	248

Total	$20,441	$4,526	$39	$18,115	$3,559

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Beginning balance	$101	$68	$45
Net liability increase	19	33	23

Ending balance	$120	$101	$68

NOTE 7 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $20,197 million and $17,666 million at December 31, 2012 and 2011, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Funds Trust (the “Fund”) managed by NYL Investments, and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,441 million and $1,289 million at December 31, 2012 and 2011, respectively. The assets in these separate accounts are comprised of the Fund managed by NYL Investments, other non-proprietary funds, and limited partnerships.

Refer to Note 6 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Balance at beginning of year	$2,313	$2,824	$4,041
Change in Accounting Principle	–	–	(672)

Adjusted Balance at beginning of year, restated	2,313	2,824	3,369
Current year additions	351	433	529
Amortized during year	(478)	(443)	(468)

Balance at end of year before related adjustments	2,186	2,814	3,430
Adjustment for changes in unrealized net investment gains	(159)	(501)	(606)

Balance at end of year	$2,027	$2,313	$2,824

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

The following is an analysis of deferred sales inducements included in other assets in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Balance at beginning of year	$457	$354	$313
Current year additions	159	134	103
Amortized during year	(82)	(20)	(50)

Balance at end of year before related adjustments	534	468	366
Adjustment for changes in unrealized net investment gains	(4)	(11)	(12)

Balance at end of year	$530	$457	$354

NOTE 9 — INCOME TAXES

A summary of the components of the net total income tax expense for the years ended December 31, 2012, 2011 and 2010, included in the accompanying Consolidated Statement of Operations are as follows (in millions):

	2012	2011	2010
Current:
Federal	$174	$243	$133
State and local	5	4	3
Foreign	–	1	–

	179	248	136
Deferred:
Federal	61	(160)	47

Total income tax expense	$240	$88	$183

Pursuant to the tax allocation agreement discussed in Note 2 — Significant Accounting Policies, as of December 31, 2012 and 2011, the Company recorded a net income tax payable to New York Life of $60 million and $113 million, respectively, included in other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company’s actual income tax expense for the years ended December 31, 2012, 2011 and 2010 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(2.1)	(4.6)	(3.8)
Uncertain tax position	0.1	(1.2)	(6.2)
Investment credits	(5.2)	(8.3)	(1.8)
Other	0.4	0.5	–

Effective tax rate	28.2%	21.4%	23.2%

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Statement of Financial Position as of December 31, 2012 and 2011, are as follows (in millions):

	2012	2011
Deferred tax assets:
Future policyholder benefits	$662	$831
Employee and agents benefits	69	63
Other	17	14

Gross deferred tax assets	748	908

Deferred tax liabilities:
DAC	503	563
Investments	1,972	1,517
Other	1	1

Gross deferred tax liabilities	2,476	2,081

Net deferred tax liability	$1,728	$1,173

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2012, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2012, 2011 and 2010, are as follows (in millions):

	2012	2011	2010
Beginning of period balance	$71	$69	$117
Reductions for tax positions of prior years	–	(2)	–
Additions for tax positions of current year	–	4	1
Settlements with tax authorities	–	–	(49)

End of period balance	$71	$71	$69

As of December 31, 2012, 2011, and 2010 the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $2 million, $2 million, and less than $1 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010, aggregated $2 million, $2 million and $3 million, respectively, and are included in income tax expense in the accompanying Consolidated Statement of Operations. At December 31, 2012, 2011 and 2010, the Company had $9 million, $7 million and $14 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Statement of Financial Position (included in other liabilities). The $2 million increase from December 31, 2011 in accrued

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NOTE 10 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2012, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share currently retained generally ranges from 10% up to 95% with a minimum size policy ceded of $1 million for most traditional products. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 75% and 76% of the reinsurance ceded to non-affiliates at December 31, 2012 and 2011, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $14 million and $15 million at December 31, 2012 and 2011, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Statement of Financial Position. The change in fair value of this embedded derivative was $(1) million, $(33) million and $43 million for the years ended December 31, 2012, 2011 and 2010, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2012, 2011 and 2010 $1 million of the deferred gain was amortized and is included in the net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this affiliated reinsurance agreement for the years ended December 31, 2012, 2011 and 2010 was as follows (in millions):

	2012	2011	2010
Fees-universal life policies ceded	$252	$254	$293
Net revenue from reinsurance	$85	$81	$216
Policyholders’ benefits ceded	$161	$136	$116
Amounts recoverable from reinsurer	$6,634	$6,400	$6,193
Amounts payable to reinsurer	$6,622	$6,387	$6,146
Other liabilities (deferred gain, net of amortization)	$15	$17	$18

Effective July 1, 2002, the Company transferred the Taiwan branch’s insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation (“NYLT”), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch’s net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company’s accompanying Consolidated Statement of Operations.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2012	2011	2010
Amounts recoverable from reinsurer	$1,027	$929	$902
Premiums ceded	$66	$68	$68
Benefits ceded	$28	$37	$42

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $14 million for the years ended December 31, 2012 and 2011 and $13 million for the year ended December 31, 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effects of all reinsurance for the years ended December 31, 2012, 2011 and 2010 were as follows (in millions):

	2012	2011	2010
Premiums:
Direct	$2,882	$2,494	$1,961
Assumed	3	3	2
Ceded	(69)	(70)	(71)

Net premiums	$2,816	$2,427	$1,892

Fees-universal life and annuity policies ceded	$583	$572	$572
Net revenue from reinsurance	$85	$82	$218
Policyholders’ benefits ceded	$515	$503	$410
Increase in ceded liabilities for future policyholder benefits	$13	$14	$7
Amounts recoverable from reinsurer:
Affiliated	$7,675	$7,345	$7,095
Unaffiliated	$300	$278	$255
Amounts payable to reinsurer:
Affiliated	$6,626	$6,389	$6,148
Unaffiliated	$47	$41	$37
Other liabilities (deferred gain, net of amortization)	$15	$17	$18

NOTE 11 — DEBT

Debt consisted of the following at December 31, 2012 and 2011 (in millions):

	2012	2011
Recourse debt
Promissory note — Aeolus	$3	$4

Total recourse debt	3	4

Non-recourse debt
Other	1	1

Total non-recourse debt	1	1

Total debt	$4	$5

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $3 million and $4 million at December 31, 2012 and 2011, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-Recourse Debt

At December 31, 2012 and 2011, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 4 — Investments.

NOTE 12 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, equity and credit risk. These derivative financial instruments include foreign exchange forward contracts; futures contracts interest rate and equity options; interest rate, credit default, and currency swaps; interest rate caps, and swaptions. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 2 — Significant Accounting Policies for a discussion on the accounting for derivative financial instruments.

The Company enters into over-the-counter (“OTC”) derivative financial instruments and exchange traded futures. The Company deals with highly rated OTC counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific OTC counterparties within specified dollar limits and assessing the creditworthiness of OTC counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with OTC counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset the fair value amounts recognized for derivatives executed with the same OTC counterparty under the same master netting agreements with the associated collateral.

To further minimize risk, credit support annexes (“CSA”) typically are negotiated as part of OTC swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the OTC counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The aggregate fair value of all over the counter OTC derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2012 is $56 million, for which the Company has posted collateral with a fair value of $33 million. If the credit contingent features had been triggered as of December 31, 2012, the Company estimates that it would not have to post additional collateral for a one notch downgrade in the Company’s credit rating but would have to post $22 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC counterparty fails to perform its obligations under its contractual terms. For contracts with OTC counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to OTC counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2012, the Company held collateral for derivatives of $104 million. Credit exposure in a net gain position, net of offsets and collateral, was $17 million at December 31, 2012.

Certain regulatory measures will come into effect in 2013 governing derivative transactions which will, among other things, require some derivative transactions to be centrally cleared and change the collateralization requirements of some derivative transactions.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2012 and 2011 (in millions, except for number of contracts). Refer to Note 15 — Fair Value Measurements for a discussion of valuation methods for derivative instruments.

		2012				2011
	Primary Risk Exposure	Volume (a)		Fair Value (b)		Volume (a)		Fair Value (b)
		Notional	Number of Contracts	Asset	Liability	Notional	Number of Contracts	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Interest rate swaps	Interest	$37	2	$11	$–	$37	2	$12	$–
Currency swaps	Currency	203	13	–	18	203	14	1	15

Total derivatives qualifying and designated		240	15	11	18	240	16	13	15

Derivatives not designated as hedging:
Interest rate swaps	Interest	3,674	61	28	64	816	53	16	14
Interest rate caps	Interest	17,262	55	4	–	17,819	58	17	–
Swaptions	Interest	17,385	52	11	–	17,050	48	44	–
Corridor options	Interest	11,875	122	–	–	14,300	140	4	–
Currency swaps	Currency	209	7	5	12	134	5	4	2
Currency forwards	Currency	–	–	–	–	10	3	*	*
Equity options	Equity	648	81	92	–	412	61	84	*
Futures	Interest	–	–	–	–	3	20	–	*
Credit default swaps:			–
Buy protection	Credit	12	3	–	*	12	3	*	–
Sell protection	Credit	1	1	–	*	1	1	–	*
Average call rate spread	Interest	23	3	1	–	–	–	–	–

Total derivatives not designated		51,088	385	141	75	50,557	392	169	16

Total derivatives		$51,328	400	$153	$94	$50,797	408	$182	$31

*	Amounts are less than $1 million.

(a)

Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

(b)

The estimated fair value of all derivatives in an asset position is reported within other investments, and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the accompanying Consolidated Statement of Financial Position. Accrued investment income and investment income payable on derivatives, which are included in investment income due and accrued and other liabilities, respectively, on the accompanying Consolidated Statement of Financial Position, are excluded from the above table.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Interest Rate Risk Management

The Company enters into various types of interest rate contracts primarily to minimize exposure of specific assets and liabilities held by the Company to fluctuations in interest rates.

Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest due date. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps, corridor options and swaptions entered into by the Company hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Currency Risk Management

The Company enters into foreign currency swaps and foreign exchange forward contracts primarily as a cash flow hedge against foreign currency fluctuations. The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets and liabilities from the risk of changes in exchange rates.

The Company enters into foreign currency swaps which are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

The Company enters into foreign exchange forward contracts, which involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid or received related to option contracts at the time the agreements are entered into.

Credit Risk Management

The Company purchases credit default swaps to hedge the credit exposure of fixed income products.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Operations and the Consolidated Statement of Stockholder’s Equity for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion)[1]	Gain (Loss) Reclassified from AOCI Into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2012:
Interest rate contracts	$–	$–	$1
Currency contracts	(4)	–	(1)

Total	$(4)	$–	$–

For the year ended 12/31/2011:
Interest rate contracts	$4	$–	$1
Currency contracts	4	–	(2)

Total	$8	$–	$(1)

For the year ended 12/31/2010:
Interest rate contracts	$10	$8	$1
Currency contracts	(12)	(7)	(2)

Total	$(2)	$1	$(1)

[1]

The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder’s Equity.

In 2012, 2011 and 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

The assessment of effectiveness for the year ended December 31, 2012 and 2011 did not exclude any unrealized gains or losses on designated hedges.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2012	2011	2010
Balance, beginning of year	$(3)	$(12)	$(10)
(Losses) gains deferred in OCI on the effective portion of cash flow hedges	(4)	8	(2)
Gains — reclassified to net income	–	1	–

Balance, end of year	$(7)	$(3)	$(12)

For cash flow hedges, the estimated amount of existing gains reported in AOCI at December 31, 2012, related to periodic interest payments on assets being hedged that is expected to be reclassified into earnings within the next 12 months, is $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and the amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Gain (Loss) Recognized in Income[1]
	2012	2011	2010
Interest rate swaps	$(30)	$(1)	$(6)
Swaptions	(36)	(101)	11
Interest rate caps	(13)	(45)	(55)
Currency swaps	(6)	6	(2)
Corridor options	(3)	(24)	(47)
Currency forwards	–	(1)	2
Equity options	(23)	23	(6)
Futures	*	*	(32)
Bond forwards	–	–	25
Credit default swaps
Buy protection	(1)	*	*
Sell protection	*	*	*
Average Call Option	1	(1)	*

Total	$(111)	$(144)	$(110)

*	Recognized loss is less than $1 million.

[1]	The amount recognized in income is reported within net investment gains (losses) in the Consolidated Statement of Operations.

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of default of a single name referenced obligation. As of December 31, 2012, all of the underlying referenced obligations of the CDS selling protection are investment grade. The single name CDS contracts mature within 2 years. The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2012, 2011 and 2010 respectively. The market value of swaps for which credit protection sold was less than $1 million at December 31, 2012 and 2011.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2012 and 2011, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2012 and 2011 (in millions):

		Fair Value
	Balance Sheet Location	2012	2011
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$14	$15
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$405	$470

[1]	For further information on these embedded derivatives refer to Note 15 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Net revenue from reinsurance	$(1)	$(33)	$43
Interest credited to policyholders’ account balances	$(87)	$239	$(25)

NOTE 13 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it is conducting a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney Generals’ Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverable and taxes, for the year ended December 31, 2011. The Company recorded an immaterial charge to net income in 2012.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $41 million and $49 million which have been accrued in other liabilities in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2012 and 2011, respectively. The Company expects to recover $28 million and $27 million at December 31, 2012 and 2011, respectively, of premium offsets reflected in other assets on the accompanying Consolidated Statement of Financial Position.

In 2012, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2012 and 2011, $451 million and $452 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2012 and 2011, the Company recorded cash collateral received under these agreements of $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Statement of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2012 and 2011.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2012 and 2011, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $59 million and $90 million at an average coupon rate of 0.20% and 0.06%, respectively. At December 31, 2012 and 2011, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $75 million and $114 million at an average coupon rate of 3.50% and 4.22%, respectively.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 14 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $750 million, $731 million and $723 million for the years ended December 31, 2012, 2011 and 2010, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Operations.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2012, 2011and 2010, the Company’s share of expenses associated with the lease of the aircraft were $1 million, $2 million and $1 million, respectively. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement had an initial term of five years, until November 2009 and was renewed for an additional five years through November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2012, 2011 and 2010, the total cost for these services amounted to $84 million, $76 million and $69 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the Fund, a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2012, 2011 and 2010 of $26 million, $17 million, and $16 million, respectively.

At December 31, 2012 and 2011, the Company had a net liability of $201 million and $186 million, respectively, for the above-described services, which are included in other liabilities in the accompanying

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Financial Position. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2012 and 2011, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Statement of Financial Position amounted to $5,978 million and $5,720 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.85% for 2012. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2012 and 2011, the amount of outstanding reserves on these contracts included in future policy benefits was $169 million and $170 million, respectively.

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company’s variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $110 million, $98 million and $85 million, for the years ended December 31, 2012, 2011 and 2010, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2012, 2011 and 2010, the Company incurred an expense of $37 million, $33 million and $29 million, respectively, under this agreement. At December 31 2012 and 2011, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2012 and 2011.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2012, 2011 and 2010, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2012 and 2011, the Company had no outstanding balance due. At December 31, 2010, there was $10 million outstanding to Capital Corporation. The Company had no interest expense for 2012. Interest expense for 2011 and 2010 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

transferred. The private placement debt securities matured, and the outstanding balance payable totaling $5 million was paid to the Company on June 6, 2011. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2011 and 2010.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2012 and 2011 the Company did not purchase any new loans only additional debt with existing loans. At December 31, 2012, the Company held loans with an outstanding balance of $60 million and has commitments to fund additional amounts on these existing loans of $13 million. At December 31, 2011, the Company held loans with an outstanding balance of $136 million and has commitments to fund additional amounts on these existing loans of $30 million. These loans are reported in other investments in the accompanying Consolidated Statement of Financial Position.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2012 and 2011, the outstanding balance of loans to MCF under the MCF Loan Agreement was $1,584 million and $925 million, respectively. These loans are reported in investments in affiliates in the accompanying Consolidated Statement of Financial Position. During 2012, 2011 and 2010, the Company received interest payments from MCF totaling $62 million, $40 million and $8 million, respectively, which are included in net investment income in the accompanying Consolidated Statement of Operations.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Universal Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $17 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life $1 million for the years ended December 31, 2012, 2011 and 2010.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a universal life policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $6 million, $6 million, and $7 million from NYLAZ for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2012 and 2011, the Company recorded liabilities of approximately $2,943 million and $2,802 million, respectively, which are included in policyholders’ account balances and separate account liabilities in the accompanying Consolidated Statement of Financial Position.

The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

December 31, 2012 and 2011, policyholders’ account balances and separate account liabilities related to these policies aggregated $298 million and $278 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the years ended December 31, 2012, 2011 and 2010, the Company recorded commission and fee expense to NYLINK agents of $2 million, $2 million, and $4 million, respectively.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirect wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC, LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012 which agreement sets forth the terms that will govern, in part, each entity’s interest in the property.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 10 — Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (refer to Note 10 — Reinsurance for more details).

NOTE 15 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 (in millions):

	2012
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$945	$–	$945
U.S. government corporations and agencies	–	1,738	40	1,778
U.S. agency mortgage-backed and asset-backed securities	–	16,897	36	16,933
Foreign governments	–	815	10	825
U.S. corporate	–	29,515	169	29,684
Foreign corporate	–	10,419	25	10,444
Non-agency residential mortgage-backed securities	–	2,472	99	2,571
Non-agency commercial mortgage-backed securities	–	4,948	2	4,950
Non-agency asset-backed securities	–	3,304	754	4,058

Total fixed maturities — available-for-sale	–	71,053	1,135	72,188

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	25	–	25
Non-agency commercial mortgage-backed securities	–	22	–	22
Non-agency asset-backed securities	–	78	1	79

Total fixed maturities — trading	–	125	1	126

Equity securities — available-for-sale
Common stock	115	–	4	119
Non-redeemable preferred stock	–	1	–	1
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	125	1	4	130

Equity securities — trading
Common stock	77	–	2	79

Total equity securities — trading	77	–	2	79

Derivative assets	–	152	1	153
Securities purchased under agreements to resell	–	59	–	59
Other invested assets	–	16	11	27
Cash equivalents	–	480	–	480
Short-term investments	–	30	–	30
Amounts recoverable from reinsurers	–	–	14	14
Separate account assets[1]	21,228	232	178	21,638

Total assets accounted for at fair value on a recurring basis	$21,430	$72,148	$1,346	$94,924

Policyholders’ account balances[2]	$–	$–	$405	$405
Derivative liabilities	–	94	–	94

Total liabilities accounted for at fair value on a recurring basis	$–	$94	$405	$499

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 —Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$1,835	$–	$1,835
U.S. government corporations and agencies	–	1,366	6	1,372
U.S. agency mortgage-backed and asset-backed securities	–	17,089	84	17,173
Foreign governments	–	897	10	907
U.S. corporate	–	27,599	210	27,809
Foreign corporate	–	8,668	128	8,796
Non-agency residential mortgage-backed securities	–	2,475	189	2,664
Non-agency commercial mortgage-backed securities	–	4,966	–	4,966
Non-agency asset-backed securities	–	3,659	508	4,167
Redeemable preferred securities	–	3	–	3

Total fixed maturities — available-for-sale	–	68,557	1,135	69,692

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	32	–	32
Non-agency commercial mortgage-backed securities	–	6	–	6
Non-agency asset-backed securities	–	92	17	109

Total fixed maturities — trading	–	130	17	147

Equity securities — available-for-sale
Common stock	160	–	2	162
Non-redeemable preferred stock	–	2	3	5
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	170	2	5	177

Equity securities — trading
Common stock	–	–	2	2

Total equity securities — trading	–	–	2	2

Derivative assets	–	182	–	182
Securities purchased under agreements to resell	–	90	–	90
Other invested assets	–	18	–	18
Cash equivalents	6	485	–	491
Short-term investments	–	91	–	91
Amounts recoverable from reinsurers	–	–	15	15
Separate account assets[1]	18,544	261	150	18,955

Total assets accounted for at fair value on a recurring basis	$18,720	$69,816	$1,324	$89,860

Policyholders’ account balances[2]	$–	$–	$470	$470
Derivative liabilities	–	31	–	31

Total liabilities accounted for at fair value on a recurring basis	$–	$31	$470	$501

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. The remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions.

The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The number of price challenges at December 31, 2012 and 2011 was insignificant.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Level 1 measurements

Equity securities and cash equivalents

These securities are comprised of certain exchange traded U.S. and foreign common stock and mutual funds, including money market funds. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate account assets

These assets are comprised of exchange traded funds, actively traded open-end mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Level 2 measurements

Fixed maturities available-for-sale and trading securities

The fair value of fixed maturities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

Equity securities

These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and foreign exchange rates.

OTC derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Other invested assets

This represents a surplus note investment, priced by a third party pricing service, where the inputs to the valuation are deemed to be observable.

Cash equivalents

These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets; however their fair value is based on observable inputs. The prices are either obtained from a pricing vendor or amortized cost is used as the best estimate of fair value.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value.

Separate account assets

Separate account assets are primarily related to investments in limited partnerships that use NAV and the investment can be redeemed with the investee at NAV at the measurement date or in the near-term (generally within 90 days).

The following tables provide further information about the limited partnership and hedge funds in which the separate accounts invest as of December 31, 2012 and 2011 (in millions):

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	–	Quarterly, Monthly	90 days or less

		2011
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$262	–	Quarterly, Monthly	90 days or less

Level 3 measurements

Fixed maturities available-for-sale and trading securities

The valuation techniques for most Level 3 fixed maturities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

Equity securities

These securities include equity investments with privately held entities where the prices are derived from internal valuations or the Company’s private placement models since the securities are not traded in an active market.

Derivatives

These derivatives are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets.

Other invested assets

This represents a residual interest of securitizations, priced by a third party pricing service, where the inputs to the valuation are deemed to be unobservable.

Separate account assets

Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received, if applicable, or an estimate of fair value provided by the investment manager.

The following tables provide further information about the limited partnership and hedge funds in which the separate accounts invest as of December 31, 2012 and 2011 (in millions):

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$178	–	Annual, Semi-annual, Quarterly	More than 90 days

		2011
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$150	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from the GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

expected cash flows are discounted using the swap rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

Valuation Process for Fair Value Measurements Categorized within Level 3

For a description of the Company’s valuation processes and controls, refer to the “Determination of Fair Value” section above.

Level 3 Assets and Liabilities by Price Source

The following table presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources as of December 31, 2012.

	2012
	Internal (1)	External (2)	Total
Fixed maturities — available-for-sale
U.S. government corporations & agencies	$–	$40	$40
U.S. agency mortgage-backed and asset-backed securities	–	36	36
Foreign governments	–	10	10
U.S. corporate	20	149	169
Foreign corporate	–	25	25
Non-agency residential mortgage-backed securities	–	99	99
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	92	662	754

Total fixed maturities — available-for-sale	112	1,023	1,135

Fixed maturities — trading
Non-agency asset-backed securities	–	1	1

Total fixed maturities — trading	–	1	1

Equity securities
Common stock	2	4	6

Total equity securities	2	4	6

Derivative assets	–	1	1
Other invested assets	–	11	11
Amounts recoverable from reinsurance	14	–	14
Separate account assets[1]	–	178	178

Total assets accounted for at fair value on a recurring basis	$128	$1,218	$1,346

Policyholders’ account balances	$405	$–	405

Total liabilities accounted for at fair value on a recurring basis	$405	$–	$405

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The following table presents quantitative information on significant internally priced Level 3 assets and liabilities as of December 31, 2012:

	2012
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
	(in millions)
Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	1.1% – 4.3%(2.7%)
Non-agency asset — backed securities	$92	Discounted Cash Flow	Discount Rate	3.3% – 5.6%(3.7%)
Liabilities:
Policyholders’ account balances	$405	Discounted Cash Flow	Equity returns	0.2% – 7.6%
			Equity volatility curve	3% – 40%
			Lapse rate	0.5% – 20%
			Mortality rate	0.04% – 40.00%
			Utilization Rate	10% – 100%
			Withdrawal rate	2.50%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the level 3 assets that are value based on external pricing information:

U.S. corporate securities and foreign corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation is the discount rate as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency residential mortgage-backed, commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. Corporate Securities and Foreign Corporate Securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Polcyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in lower (higher) fair value liability while higher (lower) implied volatility assumptions will result in higher (lower) fair value liability.

Transfers between levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2012, 2011 and 2010.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2012 and 2011, the Company transferred $175 million and $181 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities, other invested assets and separate account assets in 2012, fixed maturities available-for-sale securities in 2011 and fixed maturities available-for-sale securities and separate account assets in 2010. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $456 million and $965 million during the years ended December 31, 2012, and 2011, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturities available-for-sale securities and separate account assets in 2012, fixed maturities available-for-sale securities in 2011 and fixed maturities available-for-sale and trading securities in 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$84	$10	$210	$128	$189
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(3)	(2)
Net investment income[1]	–	–	–	–		–
Net revenue from reinsurance	–	–	–	–	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Issuances	–	–	–	–	–	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3[2]	–	–	(1)	21	–	–
Transfers (out of) Level 3[2]	(7)	(42)	–	(41)	(97)	(1)

Fair value, end of year	$40	$36	$10	$169	$25	$99

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$–	$508	$–	$1,135	$17	$17	$2
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(3)	–	–	–
Net investment income[1]	–	3	–	3	–	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–	–
Other comprehensive income	–	14	(3)	21	–	–	2
Purchases	–	491	3	571	1	1	–
Sales	–	(11)	(2)	(25)	(17)	(17)	–
Issuances	–	–	–	–	–	–	–
Settlements	–	(82)	–	(229)	–	–	–
Transfers into Level 3[2]	2	73	–	95	–	–	–
Transfers (out of) Level 3[2]	–	(244)	–	(432)	–	–	–

Fair value, end of year	$2	$754	$–	$1,135	$1	$1	$4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$2	$7	$–	$–	$15	$150	$1,324
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	1	1	–	(14)	(15)
Net investment income[1]	–	–	–	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	–	–	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–	–	–
Other comprehensive income	–	–	2	–	–	(1)	–	22
Purchases	–	–	–	–	–	–	27	599
Sales	–	–	–	–	–	–	(31)	(73)
Issuances	–	–	–	–	–	–	–	–
Settlements	(3)	–	(3)	–	–	–	–	(232)
Transfers into Level 3[2]	–	–	–	–	10	–	70	175
Transfers (out of) Level 3[2]	–	–	–	–	–	–	(24)	(456)

Fair value, end of year	$–	$2	$6	$1	$11	$14	$178	$1,346

2012
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$470	$470
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(87)	(87)
Other comprehensive income	–	–
Purchases	22	22
Sales	–	–
Issuances	–	–
Settlements	–	–
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$405	$405

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage-Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(8)	(5)	–
Net investment income[1]	–	–	–	–	–	(1)
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	4	–	(10)	(5)	4
Purchases	–	82	–	74	4	–
Sales	–	(22)	–	(6)	(26)	–
Issuances	–	–	–	–	–	–
Settlements	–	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	–	–	–	60	83	–
Transfers (out of) Level 3[2]	–	(634)	–	(23)	(1)	–

Fair value, end of year	$6	$84	$10	$210	$128	$189

	Non- Agency Commercial Mortgage-Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	1	(12)	(2)	(2)	–
Net investment income[1]	–	2	1	–	–	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	18	11	–	–	(1)
Purchases	–	254	414	–	–	–
Sales	–	(13)	(67)	–	–	–
Issuances	–	–	–	–	–	–
Settlements	–	(145)	(338)	–	–	–
Transfers into Level 3[2]	–	38	181	–	–	–
Transfers (out of) Level 3[2]	(3)	(304)	(965)	–	–	–

Fair value, end of year	$–	$508	$1,135	$17	$17	$2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(1)	(1)	–	–	(15)
Net investment income[1]	–	–	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	–	(33)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	–	(1)	–	–	10
Purchases	–	–	–	–	39	453
Sales	–	–	–	–	(3)	(70)
Issuances	–	–	–	–	–	–
Settlements	–	–	–	–	–	(338)
Transfers into Level 3[2]	–	–	–	–	–	181
Transfers (out of) Level 3[2]	–	–	–	–	–	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	238	238
Other comprehensive income	–	–
Purchases	10	10
Sales	–	–
Issuances	–	–
Settlements	–	–
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$470	$470

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$8	$240	$25	$142	$328	$535
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(2)	(13)	(1)
Net investment income[1]	–	22	–	–	–	(2)
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	1	19	–	5	(2)	3
Purchases, sales, issuances and settlements	(3)	406	11	25	(75)	(166)
Transfers into Level 3[2]	–	139	–	25	69	–
Transfers (out of) Level 3[2]	–	(171)	(25)	(51)	(225)	(17)

Fair value, end of year	$6	$655	$11	$144	$82	$352

	Non-agency Commercial Mortgage- Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non-Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed- Maturities Trading
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$26	$510	$1,814	$1	$21	$22
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(5)	(21)	–	–	–
Net investment income[1]	–	2	22	–	–	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	4	31	61	–	–	–
Purchases, sales, issuances and settlements	(23)	251	426	(1)	–	(1)
Transfers into Level 3[2]	1	2	236	–	–	–
Transfers (out of) Level 3 [2]	(5)	(134)	(628)	–	(2)	(2)

Fair value, end of year	$3	$657	$1,910	$–	$19	$19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Common Stock- Available- for-Sale	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivative Assets, Net	Amounts Recoverable from Reinsurers
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$4	$–	$–	$4	$1	$5
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	2	2	–	–
Net investment income [1]	–	–	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	43
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	(2)	3	1	2	(1)	–
Purchases, sales, issuances and settlements	1	–	–	1	–	–
Transfers into Level 3[2]	–	–	–	–	–	–
Transfers (out of) Level 3[2]	–	–	–	–	–	–

Fair value, end of year	$3	$3	$3	$9	$–	$48

	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$49	$1,895
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(19)
Net investment income[1]	–	22
Net revenue from reinsurance	–	43
Interest credited to policyholders’ account balances	–	–
Other comprehensive income	4	66
Purchases, sales, issuances and settlements	27	453
Transfers into Level 3[2]	34	270
Transfers (out of) Level 3[2]	–	(630)

Fair value, end of year	$114	$2,100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$235	$235
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(25)	(25)
Other comprehensive income	–	–
Purchases, sales, issuances and settlements	12	12
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$222	$222

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

The following tables include the unrealized gains or losses for the years ended December 31, 2012, 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011 (in millions):

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Asset-Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$(1)
Net investment income	–	–	(1)	(1)	3
Net revenue from reinsurance	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	1	5	1	14

Total change in unrealized gains (losses)	$1	$1	$4	$–	$16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Available- for-Sale	Common Stock	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(1)	$–	$–	$–	$(13)	$(14)
Net investment income	1	2	2	–	–	3
Net revenue from reinsurance	–	–	–	(1)	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	22	1	1	–	–	23

Total change in unrealized gains (losses)	$22	$3	$3	$(1)	$(13)	$11

2012
	Policyholders’ Account Balance	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets and liabilities still held
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Net investment (gains) losses	$–	$–
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(71)	(71)
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$(71)	$(71)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 —Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(7)	$–	$–	$(2)
Net investment income	–	–	–	(1)	2
Net revenue from reinsurance	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$–	$(10)
Net investment income	1	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	(33)
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	–	–	–	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

2011
	Policyholders’ Account Balance	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment (gains) losses	$–	$–
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	247	247
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$247	$247

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed & Asset- Backed Securities	U.S. Corporate	Foreign Crporate	Non-Agency Residential Mortgage- Backed securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$(20)	$(1)	$–
Net investment income	–	21	–	–	(1)	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	1	19	4	5	3	(1)

Total change in unrealized gains (losses)	$1	$40	$4	$(15)	$1	$(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset- Backed Securities	Total Fixed Maturity- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities	Amounts Recoverable from Reinsurers
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(6)	$(27)	$2	$–	$2	$–
Net investment income	1	21	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	43
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	24	55	–	3	3	–

Total change in unrealized gains (losses)	$19	$49	$2	$3	$5	$43

	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(25)
Net investment income	–	21
Net revenue from reinsurance	–	43
Interest credited to policyholders’ account balances	–	–
Other comprehensive gains/(losses)	4	62

Total change in unrealized gains (losses)	$4	$101

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Policyholders’ Account Balances	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets still held
Earnings:
Total (gains) losses (realized/unrealized)	$–	$–
Included in earnings:
Net investment (gains) losses
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(16)	(16)
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$(16)	$(16)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2012 and 2011 (in millions):

	2012
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$12	$9	$(3)

	2011
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$42	$33	$(9)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized, and have been categorized as level 3.

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Statement of Financial Position, for which it is practicable to estimate fair value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 4, 6, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2012 and 2011 are presented below (in millions):

		2012
	Carrying Value	Estimated Fair Value			Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$8,479	$–	$–	$9,106	$9,106
Senior secured commercial loans	216	–	–	228	228
Cash & cash equivalents	153	153	–	–	153
Other invested assets	94	–	33	67	100
Liabilities
Policyholders’ account balances — Investment contracts	$35,355	$–	$135	$37,273	$37,408
Debt	3	–	4	–	4
Collateral received on securities lending and repurchase agreements	461	–	461	–	461
Collateral received on derivative transactions	78	–	78	–	78

	2011
	Carrying Value	Estimated Fair Value
Assets
Mortgage loans	$7,119	$7,604
Senior secured commercial loans	318	344
Cash & cash equivalent	29	29
Other invested assets	43	43
Liabilities
Policyholders’ account balances — Investment contracts	$35,780	$37,631
Debt	9	9
Collateral received on securities lending and repurchase agreements	461	461
Collateral received on derivative transactions	137	137

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, loan to value (LTV) and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash and cash equivalents

The Company believes that due to the short-term nature of cash, the carrying value approximates fair value.

Other invested assets

Represents third party loans, which are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The carrying amount of the Company’s non-recourse debt and other debt approximates fair value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of these liabilities approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $233 million, $102 million and $356 million during 2012, 2011 and 2010, respectively.

Total interest paid was $17 million, $16 million and $10 million during 2012, 2011 and 2010, respectively.

Non-cash transactions

In 2012, the Company determined it had misstated certain cash and non-cash items in 2011 and 2010 within and between “Net cash provided by operating activities” and “Net cash used in investing activities” in the Company’s Consolidated Statement of Cash Flow and, therefore, such items were corrected for the years ended December 31, 2011 and 2010. Although the Company does not consider these amounts to be material, the 2011 and 2010 amounts were revised to conform to the current year presentation. As a result of the correction, “Net cash provided by operating activities” decreased by $153 million, and “Net cash used by investing activities” increased by $153 million due to the removal of capitalized interest on bonds which is a non-cash transaction. For December 31, 2010, the impact of the reclass was $92 million.

In addition, offsetting adjustments of $5,299 million and $7,783 million for the years ended December 31, 2011 and 2010, were made to the “proceeds from” and “cost of” investments purchased within the investing section of the cash flow statement. These adjustments relate to the removal of “to be announced” (“TBA”) security purchase and sale commitments as they are non-cash transactions and the removal of dollar roll transactions as this is financing not investing activity. This correction of the Company’s Consolidated Statement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of Cash Flow did not impact the Company’s previously reported Consolidated Statement of Income or the Consolidated Balance Sheet and, in particular, “Cash and cash equivalents” reported at the end of 2011 and 2010 in the Company’s Consolidated Statement of Cash Flow remain unchanged.”

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life.

Other non-cash investing transaction were $3 million for the year ended December 31, 2012, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock. Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets. Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturities and mortgage loans.

NOTE 17 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2012 and 2011 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2012	2011
Statutory Surplus, Delaware Basis	$6,399	$5,794
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	415	314

Statutory Surplus, NAIC SAP	$6,814	$6,108

Statutory net income for the years ended December 31, 2012, 2011 and 2010 was $639 million, $294 million and $562 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2012 or 2011. As of December 31, 2012, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $2,446 million. The maximum amount of dividends that may be paid in 2013 without prior approval is $637 million.

NOTE 18 — SUBSEQUENT EVENTS

As of March 14, 2013, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”) at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for the deferral of acquisition costs.

As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

PricewaterhouseCoopers LLP

March 14, 2013

(This page intentionally left blank)

(This page intentionally left blank)

(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26. EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617) filed 1/2/97 and incorporated herein by reference.

(c)(2)	Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annunity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit (5) to Registrant’s Initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(2)	Supplementary Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(3)	Level Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit (5)(b) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(4)	Modification of Policy Provisions Endorsement — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(c) to Registrant’s Post-Effective Amendment No. 1 on Form S-6 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(5)	Alternative Cash Surrender Value Benefit Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(d) to Registrant’s Post-Effective Amendment No. 1 on Form N-1 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(6)	Alternative Cash Surrender Value Endorsement (8699-02)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(6) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(d)(7)	Modification of Policy Provisions Endorsement (8721-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(7) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(8)	Modification of Policy Provisions Endorsement (8722-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(8) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(9)	Alternative Cash Surrender Value Benefit Endorsement (8719-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(9) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(10)	Alternative Cash Surrender Value Benefit Endorsement (8754-04)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(d)(11)	Alternative Cash Surrender Value Benefit Endorsement(8692-05)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(d)(11) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I(File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(12)	Modification of Policy Provisions Endorsement (8784-05) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(13)	Modification of Policy Provisions Endorsement (8793-05) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(14)	Endorsements to CorpExec Variable Universal Life Policy Numbers 300-40 and 301-43 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application for a policy for Corporate Executive Series Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10) to Registrant’s initial registration statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009)- Previously filed as Exhibit 6(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157) filed 4/3/98, and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC (executed May 1, 2009)- Previously filed as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No.6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(3)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(4)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(5)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(6)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC as Amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342) filed 4/13/10, and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/16/98, and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9)	Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC — Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(13)	Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co.; Lord Abbett Distributor LLC; and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant’s Post-Effective Amendment No. 2 to the registration statement on Form-N-6 (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(14)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(17)	Form of Participation agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/24/04 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Separate Account — I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(h)(19)	Participation Agreement dated 6/15/05 among Davis Variable Account Fund, Inc., Davis Distributors, LLC, Davis Select Advisers, L.P., and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(20)	Participation Agreement among Baron Capital Funds Trust, Baron Capital, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(21) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(21)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(h)(22)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(23)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(24)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(25)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(26)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(27)	Form of Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Distributors, Inc. and Lincoln Investment Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(28)	Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(29) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(29)	Fund Participation Agreement, dated October 28, 2011, between Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(29) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(h)(30)	Fund Participation Agreement, dated March 15, 2012, among New York Life Insurance and Annuity Corporation; ING Investments Distributor, LLC; ING Investments, LLC and ING Variable Portfolios, Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h) (30) to Post-Effective Amendment No. 28 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 4/18/2012 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Service Agreement between American Century Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)	Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10)	Service Agreement between Deutsche Asset Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (I)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12)	Distribution and Servicing Agreement between Lazard Retirement Series, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(12) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/05 and incorporated herein by reference.

(i)(13)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(14)	Services Agreement between Pacific Investment Management Company LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(15)	Administrative Services Letter of Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(16)	Administrative Services and Distribution Services Agreement by and between Baron Capital Funds Trust and NYLIAC and dated August 1, 2005 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(16) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(i)(17)	Service Agreement by and between Davis Variable Account Fund, Inc., and NYLIAC and dated August 1, 2005 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(17) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(i)(18)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed September 15,2005 and incorporated herein by reference.

(i)(19)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(20)	Administrative and Shareholder Services Letter of Agreement dated January 15, 1998 between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T,17 CFR 232.102(e) as Exhibit (i)(9) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed September 13, 2005 and incorporated herein by reference.

(i)(21)	Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(22)	Form of Administrative Services Agreement, dated May 1, 2007, between Delaware Distributors L.P. and New York Life Insurance and Annuity Corporation, — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(23)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(24)	Form of Administrative Services and Revenue Sharing Agreement, dated May 1, 2007, between New York Life Insurance and Annuity Corporation and OppenheimerFunds, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(24) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)(25)	Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Association — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 12/12/07 and incorporated herein by reference.

(i)(26)	Distribution Services Agreement, dated October 28, 2011, between Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (i)(26) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(i)(27)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(28)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011— Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit 8 (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney for Christopher T. Ashe, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617),filed 4/23/2013 and incorporated herein by reference.

(j)(2)	Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617),filed 4/23/2013 and incorporated herein by reference.

(j)(3)	Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617),filed 4/23/2013 and incorporated herein by reference.

(j)(4)	Powers of Attorney for John T. Fleurant, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 4/23/2013 and incorporated herein by reference.

(j)(5)	Powers of Attorney for Robert M. Gardner, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 4/23/2013 and incorporated herein by reference.

(j)(6)	Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 4/23/2013 and incorporated herein by reference.

(j)(7)	Powers of Attorney for Drew E. Lawton, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 4/23/2013 and incorporated herein by reference.

(j)(8)	Powers of Attorney for Theodore A. Mathas, Chairmen and President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 4/23/2013 and incorporated herein by reference.

(j)(9)	Powers of Attorney for Angelo J. Scialabba, Vice President and Controller of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 4/23/2013 and incorporated herein by reference.

(j)(10)	Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 4/23/2013 and incorporated herein by reference.

(j)(11)	Powers of Attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617),filed 4/23/2013 and incorporated herein by reference.

(j)(12)	Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617),filed 4/23/2013 and incorporated herein by reference.

(j)(13)

Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617),filed 4/23/2013 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Opinion and consent of Brian Kwei, Actuary-Filed herewith.

(m)	Calculation.

(m)(1)	Sample Calculation of Illustrations for CorpExec VUL II — Filed herewith.

(m)(2)	Sample Calculation of Illustrations for CorpExec VUL III — Filed herewith.

(m)(3)	Sample Calculation of Illustrations for CorpExec VUL IV — Filed herewith.

(m)(4)	Sample Calculation of Illustrations for CorpExec VUL V — Filed herewith.

(m)(5)	Sample Calculation of Illustrations for CorpExec VUL VI — Filed herewith.

(n)	Other Opinions.

Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit (9)(e) to Registrant’s Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2)	Supplement to Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit 1.9(g) to Registrant’s Post- Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

(q)(3)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies —Filed herewith.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Director, Chairman and President
Sproule, Michael E.	Director, Executive Vice President and Chief Financial Officer
Blunt, Christopher O.	Director and Executive Vice President
Boccio, Frank M.	Director and Executive Vice President
Ashe, Christopher	Director and Senior Vice President
Lash, Steven D.	Director and Senior Vice President
Lawton, Drew E.	Director and Senior Vice President
Seter, Arthur H.	Director, Senior Vice President and Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer and Chief Actuary
Gardner, Robert M.	Director and Vice President
Fleurant, John T.	Director
Thrope, Susan A.	Director
Kim, John Y.	Executive Vice President - CEO and President of New York Life Investments
Pfaff, Mark W.	Executive Vice President
Bennett, Joseph M.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Cole, Thomas	Senior Vice President
DeSanto, Craig L.	Senior Vice President and Actuary
DiMella, Robert A.	Senior Vice President
DiRago, John C.	Senior Vice President
English, Thomas F.	Senior Vice President and Chief Legal Officer
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Hendry, Thomas A.	Senior Vice President and Treasurer
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McInerney, Barbara J.	Senior Vice President and Chief Compliance Officer
Oleske, Michael M.	Senior Vice President and Chief Tax Counsel
Pasteris, Paul T.	Senior Vice President
Paternoster, Susan L.	Senior Vice President
Pell, Gideon A.	Senior Vice President
Ramos, Edward	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Warren, Julia A.	Senior Vice President
Abramo, Stephen	Vice President
Ascione, Mitchell P.	Vice President
Bain, Karen	Vice President - Tax
Bartlett, Judy R.	Vice President and Associate Legal Officer
Barton, Jacqueline M.	Vice President
Bloom, Stephen A.	Vice President and Chief Underwriter
Brill, Elizabeth	Vice President and Actuary
Carbone, Jeanne M.	Vice President
Carey, Christopher H.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President and Actuary
Cunningham, Paul K.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donnelly, Kathleen A.	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President and Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President and Actuary
Frawley, Stephanie A.	Vice President
Friedman, Barbara T.	Vice President, Associate Legal Officer and Assistant Secretary
Furlong, Brian	Vice President
Galdi, Frank	Vice President
Gangemi, Thomas J.	Vice President
Greene, Paul G.	Vice President
Grove, Matthew M.	Vice President
Hamrick, Jane L.	Vice President and Actuary
Hoffman, Eric S.	Vice President
Huang, Dylan W.	Vice President and Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Joannides, Minas C. M.D.	Vice President and Chief Medical Officer
Karmen, Robert	Vice President and Associate Legal Officer
Kimble, Michael	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President and Actuary
Lackey, Michael P.	Vice President
Lamp, Karen J.	Vice President and Associate Legal Officer
Leber, Richard B.	Vice President, Associate Legal Officer and Assistant Secretary
Lenz, Scott L.	Vice President and Associate Tax Counsel
Loutrel, Brian C.	Vice President and Chief Privacy Officer
Lynn, Eric J.	Vice President and Actuary
Marinaccio, Ralph S.	Vice President
McDermott, Gail A.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen	Vice President and Actuary
Moffitt, Eric A.	Vice President
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Ok, Francis	Vice President
Oliviero, Michael J.	Vice President
Pasyanos, Nicholas	Vice President and Actuary
Perry, Valerie L.	Vice President - Underwriting
Petty, Mike	Vice President
Reimer, Linda M.	Vice President and Associate Legal Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Saccullo, Kathi P.	Vice President
Scialabba, Angelo J.	Vice President and Controller
Seewald, Scott R.	Vice President
Serek, Donald R.	Vice President
Shannon, Joseph J.	Vice President
Shea, Thomas P.	Vice President
Sherman, Eric	Vice President and Actuary
Silber, Irwin	Vice President and Actuary
Smith, Kevin M.	Vice President
Tate, William P.	Vice President
Troeller, Thomas J.	Vice President and Actuary
Turner, Teresa A.	Vice President
Vaccaro, John	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Wion, Matthew D.	Vice President and Actuary
Yashnyk, Michael A.	Vice President
Bidwell, Anna Louise	Associate Legal Officer and Secretary

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned

ICAP Funds Inc.	Maryland

The MainStay Funds(1)	Massachusetts

MainStay Funds Trust(1)(2)	Maryland

MainStay Funds Trust	Delaware

New York Life Insurance and Annuity Corporation	Delaware

Pacific Square Investments LLC	Delaware

29 Park Investments No. 2 Limited	Cayman Islands

NYLIFE LLC	Delaware

Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
NYLIFE Insurance Company of Arizona	Arizona
29 Park Investments No. 1 Limited	Cayman Islands
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
New York Life Enterprises LLC	Delaware
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
New York Life Insurance Taiwan Corporation	Taiwan
New York Life International Holdings Limited	Mauritius	12%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
NYL Cayman Holdings Ltd.	Cayman Islands
NYL Worldwide Capital Investments LLC	Delaware
FM Holdco LLC	Delaware
Fianzas Monterrey, S.A.	Mexico	99.95%
Operadora FMA, S.A. de C.V.	Mexico	99.99%
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribucion SMNYL, S.A. de C.V.	Mexico	99%
New York Life Investment Management Holdings LLC	Delaware
Institutional Capital LLC	Delaware
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus / Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Municipal Short Term Opportunities Fund LP	Delaware
Plainview Funds plc – Emerging Markets Credit Portfolio	Ireland
Plainview Funds plc – Flexible Bond Fund	Ireland
MacKay Shields Statutory Trust – High Yield Bond Series	Connecticut
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	18.47%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
MacKay Shields Income Opportunities Fund GP, LLC	Delaware
MacKay Shields Income Opportunities Delaware Fund, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund I, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund II, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund III, L.P.	Delaware
MacKay Shields Income Opportunities SPV 2, LLC	Delaware
MacKay Shields (International) Ltd.	UK
MacKay Shields (Services) Ltd.	UK
MacKay Shields UK LLP	UK
Madison Capital Funding LLC	Delaware
Faraday Holdings, LLC	Delaware	17.75%
Interior Specialists, Inc.	California
Heritage Interiors ISI, LLC	Arizona
SuperFloors ISI, LLC	Washington
Home Acres Holdings LLC	Delaware	50%
Home Acres Building Supply Co. LLC (“HASBC”)	Michigan
Kobrin Builder’s Supply Holdings, LLC (“KBSH”)	Michigan	54.95%
Kobrin Builders Supply, LLC	Florida
V-Line Logistics, LLC	Indiana
IDG Holdco, LLC	Delaware	45.24%
Identity Group Holdings Corp.	Delaware
Identity Group Holdings LLC	Delaware
Business Stationery LLC	Ohio
IDG, LLC	Delaware
SigLet, Inc.	Delaware
Redi-Tag Corporation	California
Graphics Systems, Inc.	Kansas
Scott Sign Systems, Inc.	Florida
AdMart Attractions, Inc.	New York
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
MCF Fund I LLC	Delaware
PSA-MHF Acquisition LLC	Delaware	28.3%
WDC Liquidation Trust
MCF Capital Management LLC	Delaware
OFS Capital WM, LLC	Delaware
Kirkwood Fund I LLC	Delaware	2.416%
Kirkwood Fund II LLC	Delaware	2.38%
Kirkwood Fund III LLC	Delaware
Madison Square Investors LLC	Delaware
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	Cayman Islands
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC	Delaware
Madison Square Investors Large-Cap Enhanced Index Fund L.P.	Delaware

GoldPoint Partners LLC	Delaware
New York Life Capital Partners, L.L.C.	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, L.L.C.	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, L.P.	Delaware
New York Life Capital Partners III, L.P.	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, L.P.	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, L.P.	Delaware
New York Life Capital Partners IV, L.P.	Delaware
New York Life Capital Partners IV-A, L.P.	Delaware
GoldPoint Partners Co-Investment V GenPar GP LLC	Delaware
GoldPoint Partners Co-Investment V GenPar, L.P.	Delaware
GoldPoint Partners Co-Investment V, L.P.	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar GP, LLC	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Offshore Partners II-S GP, Limited	Scotland
NYLCAP Mezzanine Partners III GenPar, LP	Delaware
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Offshore Partners III-S, LP	Scotland
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	Delaware
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	Luxembourg
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co., LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP India Funding III LLC	Delaware
NYLIM-Jacob Ballas Asset Management Co. III, LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	23.30%
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
Streets Las Vegas, LLC	Arizona	90%
NYLIM RE Mezzanine Fund II Investment Corporation	Delaware
Albany Hills Holding, LLC	Arkansas
Joplin Holding, LLC	Delaware
Joplin Properties, LLC	Arkansas	50%
NYLIM-JP, LLC	Delaware
Jefferson at Maritime Holding, L.P.	Delaware
Jefferson at Maritime GP, LLC	Delaware
Jefferson at Maritime, L.P.	Delaware

NYLIM-GCR Fund I, LLC	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
New York Life Investments International Limited	Ireland
NYLIFE Distributors LLC	Delaware
NYLIM Holdings NCVAD GP, LLC	Delaware
Private Advisors L.L.C.	Delaware
Private Advisors Small Company Buyout Fund V, LP	Delaware	60%
Madison Core Property Fund LLC	Delaware	3.565%
MIREF 1500 Quail, LLC	Delaware
MIREF Mission Heritage, LLC	Delaware
MIREF Linpro Center, LLC	Delaware
MIREF Mill Creek, LLC	Delaware
MIREF Gateway, LLC	Delaware
MIREF Delta Court, LLC	Delaware
MIREF Seaside, LLC	Delaware
MIREF Zanker Road, LLC	Delaware
MIREF Fremont Distribution Center, LLC	Delaware
1101 Taylor Road LLC	Delaware
MIREF Century, LLC	Delaware
MIREF York Road, LLC	Delaware
York Road EW, LLC	Delaware
York Road Retail West, LLC	Delaware
MIREF Saddle River LLC	Delaware
Via Verde San Dimas, LLC	Delaware
MIREF DC Corp.	Delaware
MIREF L Street, LLC	Delaware
1901 L Street Corp.	Delaware
1901 L Street LLC	District of Columbia
MIREF Broadstone Uptown Lofts, LLC	Delaware
Texas Broadstone Uptown Lofts, L.P.	Texas
MIREF Newpoint Commons, LLC	Delaware
MIREF Carol Point, LLC	Delaware
MIREF Broadstone Westway Park, LLC	Delaware
Texas Broadstone Westway Park, L.P.	Texas
MIREF Northsight, LLC	Delaware
MIREF Riverside, LLC	Delaware
MIREF Corporate Woods, LLC	Delaware
MIREF Bedminster, LLC	Delaware
MIREF Barton’s Creek, LLC	Delaware
Barton’s Lodge Apartments, LLC	Delaware
MIREF Marketpointe, LLC	Delaware
MIREF 101 East Crossroads, LLC	Delaware
101 East Crossroads, LLC	Delaware
MIREF Waterview, LLC	Delaware
MIREF Chain Bridge, LLC	Delaware
1991 Chain Bridge Road, LLC	Delaware
MIREF Aptakisic, LLC	Delaware
Aptakisic Creek Corporate Park, LLC	Delaware
MIREF 250 Montgomery, LLC
MIREF Hawthorne, LLC	Delaware
MIREF Auburn 277, LLC	Delaware
MIREF Sumner North, LLC	Delaware
MIREF Wellington, LLC	Delaware
MIREF Warner Center, LLC	Delaware
Valley Business Park LLC	Delaware
NYLIM Flatiron CLO 2003-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2003-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2004-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2005-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2005-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2006-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2007-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2011-1 Ltd.	Cayman Islands
Flatiron CLO 2012-1 Ltd.	Cayman Islands
Flatiron CLO 2013-1-Ltd.	Cayman Islands
Stratford CDO 2001-1 Ltd.	Cayman Islands
Silverado CLO 2006-II Limited	Cayman Islands
Silverado 2006-II Equity Holdings LLC, Series A	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware

SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Attleboro MA, LLC	Delaware
NYMH-Farmingdale, NY LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLife Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND NJ LLC	Delaware
NJIND JV LLC	Delaware	93%
NJIND Hook Road LLC	Delaware
NJIND Old Post Road LLC	Delaware
NJIND Brunswick Avenue LLC	Delaware
NJIND Raritan Center LLC	Delaware
NJIND Talmadge Road LLC	Delaware
NJIND Bay Avenue LLC	Delaware
NJIND Melrich Road LLC	Delaware
NJIND Carter Drive LLC	Delaware
NJIND Corbin Street LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-MF Enclave TX LLC	Delaware
REEP-MF Issaquah WA LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-MF Woodridge IL LLC	Delaware
REEP-OF Centerpointe VA LLC	Delaware
REEP-OFC 575 Lex NY LLC	Delaware
REEP-OFC 575 Lex NY GP LLC	Delaware
REEP OFC Westory DC LLC	Delaware
REEP-RTL SASI GA LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%
North Andrews Avenue LLC	Delaware
New York Life Funding	Cayman Islands
New York Life Global Funding	Delaware
Government Energy Savings Trust 2003-A (GEST)	New York
UFI-NOR Federal Receivables Trust, Series 2009B	New York
NYLARC Holding Company Inc.	Arizona
New York Life Agents Reinsurance Company	Arizona

ITEM 29. INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 — LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS — No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty of the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

(i) DIRECTORS AND OFFICERS — Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, upon a determination that such indemnification is proper in the circumstances.

(ii) EMPLOYEES AND AGENTS — Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation’s legal counsel and a determination by (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, that such indemnification is proper in the circumstances.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

MainStay Funds

MainStay VP Funds Trust (formerly, MainStay VP Series Fund)

Private Advisors Alternative Strategies Fund

Private Advisors Alternative Strategies Master Fund

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Drew E. Lawton	Chairman and Chief Executive Officer
Stephen P. Fisher	President and Chief Operating Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
David J. Castellani	Senior Managing Director, Retirement Plan Services
Barbara J. McInerney	Senior Managing Director, Compliance
Daniel A. Andriola	Managing Director and Controller
Karen Bain	Managing Director, Tax
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Todd Childress	Managing Direct, Private Advisors Institutional Sales
Mark Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, Life Distribution, Retirement Income Security
Amanda Parness	Managing Director, NYLCAP Institutional Sales
Stephen Sexeny	Managing Director, Cornerstone Capital Management Institutional Sales
Robin Wagner	Managing Director and Chief Compliance Officer
Brian Wickwire	Managing Director
Mary Ann Aull	Director - Financial Operations and Treasurer
Christine M. Dempsey	Director
David S. Hescheles	Director, Independent Channel, Retirement Income Security
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services
Charles Youngblood	Director, MacKay Shields Institutional Sales
Marta Hansen	Vice President
Rafaela Herrera	Vice President, Compliance
George Shively	Secretary
Michael Hession	Assistant Secretary
Maureen R. Sferas	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32. MANAGEMENT SERVICES.

Not applicable.

ITEM 33. FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec VUL Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 23rd day of April, 2013.

NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ James J. Cristallo
James J. Cristallo
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ James J. Cristallo
James J. Cristallo
Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director
Christopher O. Blunt*	Director
Frank M. Boccio*	Director
John T. Fleurant*	Director
Robert M. Gardner*	Director
Steven D. Lash*	Director
Drew E. Lawton*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Angelo J. Scialabba*	Vice President and Controller (Principal Accounting Officer)
Arthur H. Seter*	Director
Michael E. Sproule*	Director and Chief Financial Officer
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By:	/s/ James J. Cristallo
James J. Cristallo Attorney-in-Fact April 23, 2013

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and Consent of Brian Kwei, Actuary

(m)(1)	Sample Calculation of Illustrations for CorpExec VUL II

(m)(2)	Sample Calculation of Illustrations for CorpExec VUL III

(m)(3)	Sample Calculation of Illustrations for CorpExec VUL IV

(m)(4)	Sample Calculation of Illustrations for CorpExec VUL V

(m)(5)	Sample Calculation of Illustrations for CorpExec VUL VI

(n)	Consent of PricewaterhouseCoopers LLP

(q)(3)	Memorandum Describing NYLIAC’s Issuance, Transfer and Redemption Procedures for Policy Pursuant to Rule 6e-3(T)(b)(12)(iii)